AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 2026

1933 Act Registration File No.: 333-272579

1940 Act File No.: 811-23883

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 27	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 29	☑

THE 2023 ETF SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

234 West Florida Street, Suite 700

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices, Zip Code)

(Registrant’s Telephone Number, including Area Code) (855) 843-2534

The Corporation Trust Company

1209 Orange Street

Corporation Trust Center

Wilmington, DE 19801

(Name and Address of Agent for Service)

Copies to:

Eric W. Falkeis Tidal ETF Services LLC 234 West Florida Street, Suite 700 Milwaukee, WI 53204	W. John McGuire, Esquire Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☑	on November 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

Explanatory Note: This Post-Effective Amendment No. 27 to the Registration Statement of The 2023 ETF Series Trust (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the Atlas America Fund for the fiscal year ended June 30, 2026 and to make other permissible changes pursuant to Rule 485(b) under the Securities Act of 1933.

Atlas America Fund (USAF)

listed on The Nasdaq Stock Market, LLC

a series of The 2023 ETF Series Trust

PROSPECTUS

November 1, 2026

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary – Atlas America Fund

Investment Objective

The Atlas America Fund (the “Fund”) seeks stable returns across a variety of economic and financial market conditions consistent with the preservation of capital.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.75%
Distribution and service (12b-1) fees	0.00%
Other Expenses	0.01%
Acquired Fund Fees and Expenses[1]	0.18%
Total Annual Fund Operating Expenses	0.94%

[1]	“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. For the fiscal year ended June 30, 2026, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in a portfolio of investments in the following asset classes: real estate investment trusts (“REITs”), investment grade fixed income securities including U.S. government securities, municipal securities, and corporate bonds, gold trusts, structured securities (also known as structured notes or commodity-linked notes), equity securities of U.S. and non-U.S. companies, including common stocks, American Depositary Receipts (“ADRs”), preferred stocks, and alternative strategies which are designed to provide returns having low or negative correlation to the Fund’s other portfolio holdings. The Fund may gain exposure to short-selling strategies through its investments in structured securities and alternative strategies. The Fund may gain access to these asset classes by investing directly in such securities or indirectly through investments in ETFs or derivatives, including futures, options, swaps and forward contracts. The Fund’s access to alternative strategies is gained through the purchase of structured notes or by entering into swaps, in each case with major financial institutions as counterparties. These alternative strategies, also known as “systematic trading strategies,” permit the Fund to express an investment view in an efficient and systematic manner by providing long or short exposure to individual equities, equity indices, volatility indices, credit indices, treasury or corporate bonds, interest rates, commodities or currencies where such positions are quantitatively selected and executed pursuant to pre-established rules developed by the counterparty to the structured note or swap. Under normal circumstances, the Fund invests directly and indirectly (e.g., through REITs, other ETFs, structured securities, and derivatives) at least 80% of its net assets, plus borrowings for investment purposes, in investments that are tied economically to the United States.

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The Fund considers an investment to be “tied economically” to the United States if, at the time of purchase, it is (i) in an issuer that is organized under the laws of the U.S. or a U.S. state or territory or in an issuer that maintains its principal place of business in the U.S.; (ii) traded principally in the U.S.; or (iii) in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S., or has at least 50% of its assets in the U.S., as of such issuer’s most recently completed fiscal year.

In determining which investments to include in the Fund’s portfolio, Atlas Capital Team, Inc., the Fund’s investment Adviser (“Atlas” or the “Adviser”), employs a multi-step process, including:

(1) identifying the investments that best represent the asset classes noted above by filtering relevant market products, studying investment documentation, performing correlation analysis, evaluating tracking error and comparing fees. The investments selected are then evaluated for market capitalization and daily liquidity to determine what weight, if any, to give them in the Fund’s portfolio,

(2) utilizing systematic trading strategies (i.e., strategies that execute transactions based on pre-established rules). The Adviser selects such strategies by evaluating the thesis of the strategy, the strategy’s historical performance, and the strategy’s correlation with other components of the Fund’s portfolio as well as other broad market indices. Atlas then evaluates the most efficient way to access the investments included in such strategy,

(3) determining the then-current “State of the World,” which is a macroeconomic regime, as determined by the Adviser, reflecting economic growth and inflation states at that point in time, and

(4) based on the then-current “State of the World,” allocating target weights to each component of the portfolio. In addition, when selecting REIT investments for the Fund, the Adviser utilizes a proprietary scoring system, which is supported and enhanced by proprietary machine learning models maintained by the Adviser, to identify and acquire the REITs with the highest climate resiliency score (lowest environmental climate risk and vulnerability) at the time of purchase.

The Fund invests in a variety of assets and securities with the primary objective of producing stable returns across a variety of economic and financial market conditions consistent with the preservation of capital. The Adviser designs the Fund’s portfolio to attempt to produce moderate returns with low volatility over long periods of time. To this end, the Fund aims to have a low correlation with the broad equity markets such that the Fund’s performance will not fall as much as the broader equity markets during periods of decline, but also will not rise as high during periods of growth. The Adviser may sell a portfolio investment when the Adviser’s assessment of the State of the World changes, a REIT’s climate resilience score changes, or the Adviser believes that other investments are more attractive. When the Adviser believes it prudent to do so, the Fund may tactically shift its portfolio to investments that the Adviser believes will provide the most attractive yields. The Fund may shift its investments in response to, among other developments (1) heightened geopolitical tension, (2) acute climate events, (3) lack of financial market liquidity, and (4) unusual trading market conditions.

In selecting securities for the Fund, Atlas includes investments of any market capitalization. Atlas expects to change the composition of the Fund’s portfolio over time depending on economic signals, volatility, the “State of the World,” and other risk parameters.

The Fund may invest up to 20% of its assets in REITs that are not tied economically to the United States and in investment grade debt securities of sovereign and quasi-sovereign issuers, including issuers from the Gulf Region such as the Kingdom of Saudi Arabia, Kuwait, Qatar and United Arab Emirates. For this purpose, “sovereign” refers to a foreign government and “quasi-sovereign” refers to a foreign governmental agency, political sub-division or other instrumentality or issuer that is majority owned, directly or indirectly, or whose obligations are guaranteed, by a foreign government.

In addition, the Fund may invest up to 15% of its net assets in private real estate funds (“Private Funds”). From time to time, the Fund may have significant exposure to real estate related investments.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”) which means that it can invest a greater percentage of its assets in fewer issuers than a “diversified” fund.

At times, the Fund may have substantial exposure to a small number of ETFs, or a few structured products where the counterparties are all subject to the same industry fluctuations, turbulences and risks. The Fund may invest in securities of companies of any market capitalization in any weight. The factors Atlas considers, and investment methods Atlas uses, can change over time. Atlas does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.

As an alternative to investing directly in equities, structured products, ETFs, gold trusts, and REITs, the Fund may invest in exchange-traded and over the counter (“OTC”) derivatives to achieve its investment objective. Derivatives may include futures contracts, options, forward contracts, and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund may gain exposure to certain investments by investing in a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). In such case, the Adviser would also serve as the manager of the Subsidiary. The Fund’s investment in the Subsidiary is intended to provide the Fund with indirect exposure to certain investments within the limits of current federal income tax laws applicable to investment companies such as the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will generally be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter.

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Principal Risks of Investing in the Fund

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

●	Market Risk – Equities. The market price of an equity in the Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by Atlas and Atlas’s assessment proves to be incorrect, the Fund runs the risk that the market price of the equity will not appreciate or will decline. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the value of an investment in the Fund.

●	Real Estate Risk. Because the Fund may have significant exposure to real estate through its REIT and Private Fund investments, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a fund that does not hold real-estate related investments. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular real estate sectors, or real estate operations generally. To the extent that a significant portion of the Fund is invested directly or indirectly in real estate located in a particular geographic region or in a particular property type, the Fund is subject to greater risks of adverse developments specific to that geographic region or property type.

●	REIT Risk. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments in REITs. Investing in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. In addition, U.S. REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Code, and failing to maintain exemption from the registration requirements of the 1940 Act.

●	Gold Risk. Price movements in gold may fluctuate quickly and dramatically, have a historically low correlation with the returns of the stock and bond markets, and may not correlate to price movements in other asset classes. Some factors that impact the price of gold include, but are not limited to, overall market movements, changes in interest rates, changes in the global supply and demand for gold, the quantity of gold imports and exports, factors that impact gold production, such as drought, floods and weather conditions, technological advances in the processing and mining of gold, an increase in the hedging of precious metals, such as gold, and changes in economic and/or political conditions, including regulatory developments.

●	Municipal Securities Risk. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. The Fund may make significant investments in a particular segment of the municipal bond market or in the debt of issuers located in the same state or territory. Adverse conditions in such industry or location could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s adviser than funds that invest in stock or other corporate investments.

●	Corporate Debt Securities Risk. Corporate bonds are debt obligations issued by corporations. Corporate bonds are generally used by corporations to borrow money from investors. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

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●	Models and Data Risk. The Adviser may use proprietary models, including machine learning models, as well as data and information supplied by third parties that are utilized by such model (“Models and Data”), to inform its investment decision-making process. To the extent the model does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented, and the Fund may lose value. If Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the Adviser are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

●	New/Smaller Fund Risk. A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate. The Fund may be liquidated by the Board of Trustees (the “Board”) without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

●	Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

○	Forward Contracts Risk. There are no limits on daily price fluctuations of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (i.e., the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

○	Futures Contracts Risk. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the purchaser of a futures contract may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by a fund or its investment adviser, thus limiting the ability to implement the fund’s strategies. Futures markets are highly volatile, and the use of futures may increase the volatility of a fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.

○	Options Risk. Options give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

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○	Swap Agreement Risk. Swap agreements are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the U.S. Commodity Futures Trading Commission (“CFTC”). CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants.

●	Structured Securities Risk. Structured notes are specially-designed derivative debt instruments. The terms of the instrument may be “structured” by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), an individual security or a commodity. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index or commodity.

●	Commodity-Linked Derivatives Risk. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the market, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.

○	Commodity-Linked Derivatives Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from investments in certain investments, including commodity-linked derivatives may be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case the Fund may fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in commodity-linked derivatives (including swaps), the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments. The extent to which the Fund invests in commodity-linked derivatives (including swaps) may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The tax treatment of certain commodity-linked derivatives (including swaps) may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions. In addition, certain commodity linked derivatives, such as swaps, are subject to special provisions under the Code whereby the gain or loss from such regulated futures contracts are 60% long term capital gain/loss and 40% short-term capital gain/loss. Because the Fund expects to make such investments in swaps through the Subsidiary to comply with qualifying income limitations discussed above, the income received by the Fund from the Subsidiary will be ordinary income or loss regardless of whether the Subsidiary invested in regulated futures contracts subject to the special tax treatment.

●	Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

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●	Investment Company and Exchange-Traded Fund Risk. An investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of its shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the acquired investment companies or other pooled investment vehicles in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund may exceed the costs of investing directly in investment companies or pooled investment vehicles.

Through its investments in other investment companies or pooled investment vehicles, the Fund is subject to the risks associated with such fund’s investments, including the possibility that the value of the instruments held by the other fund could decrease. These risks include any combination of the risks described below, as well as certain of the other risks described in this section. The Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation to the other fund and the other fund’s asset allocation.

o	Agricultural Commodities Risk. The price and availability of agricultural commodities are affected by many factors, including but not limited to: farmer planting decisions; weather conditions, including hurricanes, tornadoes, storms and droughts; changes in global supply and demand for agriculture products; the price and quantity of imports and exports of agricultural commodities; general economic and market factors; political conditions, including embargoes and war, in or affecting agricultural production, imports and exports; and technological advances in agricultural production.

Agricultural commodity production is subject to government regulation that may materially affect operations. Governmental policies related to taxes, tariffs, duties, subsidies, incentives, acreage control, and import and export restrictions on agricultural commodities and commodity products, can influence the planting of certain crops, the location and size of crop production, the volume and types of imports and exports, and industry profitability. Additionally, commodity production is affected by laws and regulations relating to, but not limited to, the sourcing, transporting, storing and processing of agricultural raw materials as well as the transporting, storing and distributing of related agricultural products. Agricultural commodity producers also may need to comply with various environmental laws and regulations, such as those regulating the use of certain pesticides, and local laws that regulate the production of genetically modified crops. In addition, international trade disputes can adversely affect agricultural commodity trade flows by limiting or disrupting trade between countries or regions.

○	Treasury Inflation Protected Securities Risk (“TIPS”). The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable.

○	U.S. Government Securities Risk. U.S. government securities are subject to price fluctuations and to default in the event that an agency or instrumentality defaults on an obligation not backed by the full faith and credit of the United States.

●	Counterparty Risk. The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.

●	Issuer Risk. The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

●	Government Bond Risk. Investments in government bonds, including sovereign bonds and quasi-sovereign bonds, involve special risks not present in corporate bonds. The governmental authority or government entity that controls the repayment of the bond may be unable or unwilling to make interest payments and/or repay the principal on its debt or to otherwise honor its obligations. If an issuer of government bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of government bonds.

●	Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

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●	Credit Risk. Issuers or guarantors of debt instruments may be unable or unwilling to make timely interest and/or principal payments or to otherwise honor their obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund’s portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level and share price.

●	Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.

●	Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.

●	Small- and Mid-Capitalization Risk. The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

●	Large-Capitalization Company Risk. The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

●	Non-Diversification Risk. The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified Fund. As a result, the Fund may be more susceptible to a single adverse corporate, economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

●	Liquidity Risk. Liquidity risk exists when particular investments are or become difficult or impossible to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Securities of small-cap and mid-cap companies may be thinly traded. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes. The Fund’s investments in illiquid investments may reduce the return of the Fund because it may be unable to sell such illiquid investments at an advantageous time or price. Illiquid investments may also be difficult to value.

●	Foreign Sovereign Debt Risk. The Fund may invest in debt securities issued by non-U.S. governments. These types of debt securities are typically general obligations of the issuer and are typically guaranteed by such issuer. Despite this guarantee, such debt securities are subject to default, restructuring or changes to the terms of the debt to the detriment of security holders. Such an event impacting a security held by the Fund would likely have an adverse impact on the Fund’s returns. Also, due to demand from other investors, certain types of these debt securities may be less accessible to the capital markets and may be difficult for the Fund to source. This may cause the Fund, at times, to pay a premium to obtain such securities for its own portfolio.

●	Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Non-U.S. issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. In addition, where all or a portion of the Fund’s portfolio holdings trade in markets that are closed when the Fund’s market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

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●	Tax Risk. As a RIC within the meaning of Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from investments in certain trusts and structured notes that provide exposure to gold and other commodities will be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. The Fund may satisfy a redemption request by transferring the securities of commodity trusts and not recognize income from such disposition. In such a case, the Fund does not expect to recognize non-qualifying income for purposes of the qualifying income requirements applicable to RICs. If, however, the Internal Revenue Service (“IRS”) were to disagree with the Fund’s position and instead treat such disposition as generating non-qualifying income, the Fund could generate non-qualifying income in excess of the qualifying income requirements and fail to qualify as a RIC. Failure to qualify as a RIC would likely reduce the value of the Fund’s shares. To the extent the Fund invests in trusts and structured notes that provide exposure to gold and other commodities, the Fund intends to restrict its income from such investments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments. The extent to which the Fund invests in trusts or notes that provide exposure to gold and other commodities may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC.

●	Market Disruption and Geopolitical Risk. Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.

●	Management and Operational Risk. The Fund runs the risk that Atlas’s investment techniques will fail to produce intended results. The Fund also runs the risk that Atlas’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in Atlas’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

●	Short Selling Risk. Short selling involves selling securities, which may or may not be owned, and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to seek profits from declines in the prices of securities. A short sale creates the risk of a theoretically unlimited loss because the price of the underlying security could theoretically increase without limit and increase the cost of buying those securities to close the short position. There can be no assurance that the securities necessary to close a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short strategies can also be implemented synthetically through various instruments and be used with respect to indices or in the over-the-counter market and with respect to futures and other instruments. There can be no assurance that such market makers will be willing to make such quotes. Short strategies can also be implemented on a leveraged basis. Lastly, even though the Fund can generally secure a “good borrow” of the security sold short at the time of execution, the lending institution may recall the lent security at any time, thereby forcing the Fund to purchase the security at the then-prevailing market price, which may be higher.

●	Preferred Stock Risk. Preferred stock is subordinated to bonds and other debt instruments in a company’s capital structure and, therefore, will be subject to greater credit risk than those debt instruments. In addition, preferred stock is subject to other risks such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments, and possibly being in heavily regulated industries.

●	Depositary Receipts Risk. The risks of investments in depositary receipts, such as ADRs, are substantially similar to the risks of investing directly in foreign securities. In addition, depositary receipts may not track the price of, or may be less liquid than, their underlying foreign securities, and the value of depositary receipts may change materially at times when the U.S. markets are not open for trading.

●	Geographic Focus Risk. The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the country or region in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.

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○	Gulf Region. The economies of most countries in the Gulf Region are dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of these countries’ economies. The non-oil economies of certain Gulf Region countries, which tend to be concentrated in the service sector, could be affected by declines in tourism, real estate, banking and re-export trade. The governments of certain Gulf Region countries may exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions, which could adversely affect the value of the Fund. Recent political instability and protests in the larger Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may adversely affect the value of the Fund. Further, countries in the Gulf Region are located in a part of the world that has historically been prone to natural disasters and are economically sensitive to environmental events. Any such event may adversely impact a Gulf Region country’s economy or business operations of companies in the country, causing an adverse impact on the value of the Fund.

○	United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.

●	ETF Risks. The Fund is an exchange-traded fund and, as a result of this structure, it is exposed to the following risks:

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Fund shares, including brokerage commissions imposed by brokers and the variance in bid-ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

○	Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares, there may be demand for Fund shares thereby increasing the market price above net asset value (“NAV”), or lack of demand, which may decrease the market price below NAV, or in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. As a result of these considerations, Fund shares may trade at a material premium or discount to NAV or these factors may, in turn, lead to wider spreads between the bid and ask price of Fund shares. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Trading Risk. Shares of the Fund may trade on the Nasdaq Stock Market, LLC (the “Exchange”) above (premium) or below (discount) their NAV. In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. This can be reflected as a spread between the bid and ask prices for the Fund shares quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

●	Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

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●	Private Fund Risk. The Fund’s investments in Private Funds require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Fund managed the Fund’s assets directly. The performance fees paid by certain Private Funds potentially create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Private Funds are subject to specific risks, depending on the nature of the vehicle, including the frequency and amount of redemptions paid to the Fund, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. With respect to the frequency and amounts of redemptions paid to the Fund, there is no guarantee that the Fund will be paid all or any of the redemption amount at the time requested. Further, a Private Fund can suspend redemptions or pay a pro-rata portion of redemption requests if the general partner or its respective board deems it in the best interest of its shareholders. Shareholders of Private Funds are not entitled to the protections of the 1940 Act. For example, Private Funds need not have independent boards, shareholder approval of advisory contracts may not be required, the funds may leverage to an unlimited extent, and the funds may engage in joint transactions with affiliates. Private Funds may permit redemptions only quarterly (or less frequently) and these withdrawal limitations restrict the Adviser’s ability to terminate investments in Private Funds. If values are falling, the Fund may not be able to sell its Private Funds and the value of Fund shares will decline. These characteristics present additional risks for shareholders.

●	Valuation of Private Funds. Private Funds are not publicly traded. Accordingly, the Adviser may consider information provided by the institutional manager to determine the estimated value of the Fund’s investment therein. The valuation provided by an institutional manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party, if a secondary market for such investment existed. For information about the value of the Fund’s investment in Private Funds, the Adviser will be dependent on information provided by the Private Funds, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Accordingly, there can be no assurance that the stated NAV of the Fund, as calculated based on such information, will be accurate on any given date, nor can there be any assurance that the sale of any property would be at a price equivalent to the last estimated value of such property. Further, the NAV of the Fund, as determined based on the fair value of its investments in Private Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Private Funds. Such discrepancies can result in shareholders experiencing a windfall or shortfall, or dilution of their interest in the Fund.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The following bar chart shows the Fund’s annual returns. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of the S&P 500 Total Return Index, an index that reflects a broad measure of the U.S. equity market’s performance. In addition, performance is shown for the Bloomberg U.S. Treasury 7-10 Year Total Return Index, another securities market index the Adviser believes provides a more applicable comparison to the Fund’s investments. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.actfund.io.

Calendar Year Ended December 31

The Fund’s year-to-date return as of September 30, 2026, was 1.25%.

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During the period of time shown in the bar chart, the highest return for a calendar quarter was 3.36% (quarter ended September 30, 2025) and the lowest return for a calendar quarter was 0.58% (quarter ended December 31, 2025).

Average Annual Total Returns

For the Periods Ended December 31, 2025
	1 Year	Since Inception (November 19, 2024)
Return Before Taxes	8.99%	8.57%
Return After Taxes on Distributions	7.91%	7.60%
Return After Taxes on Distributions and Sale of Fund Shares	5.32%	6.13%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	15.44%
Bloomberg U.S. Treasury 7-10 Year Total Return Index (reflects no deduction for fees, expenses or taxes)	8.40%	6.79%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser

Atlas Capital Team, Inc. serves as the investment adviser to the Fund.

Portfolio Managers

Nouriel Roubini, Chief Economist of the Adviser, has served as a portfolio manager of the Fund since its inception in 2024.

Carlo Zola, Chief Operating Officer of the Adviser, has served as a portfolio manager of the Fund since its inception in 2024.

Purchase and Sale of Fund Shares

The Fund issues shares to, and redeems shares from, certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of Fund shares known as “Creation Units.” Creation Unit transactions are generally conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and a specified amount of cash.

Individual Fund shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.actfund.io.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, qualified dividend income, or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Principal Investment Strategies Information

The Fund seeks stable returns across a variety of economic and financial market conditions consistent with the preservation of capital. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval. The policy of the Fund to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to the United States may be changed without shareholder approval, upon 60 days’ prior notice to shareholders.

The Fund may lend portfolio securities to certain creditworthy borrowers. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

In response to actual or perceived adverse market, economic, political, or other conditions, the Fund may (but will not necessarily), without notice, depart from its principal investment strategies by temporarily investing for defensive purposes. Temporary defensive positions may include, but are not limited to, cash, cash equivalents, U.S. government securities, repurchase agreements collateralized by such securities, money market funds, and high-quality debt investments. If the Fund invests for defensive purposes, it may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

The Fund may gain exposure to certain investments by investing in the Subsidiary. In such case, the Adviser would also serve as the manager to the Subsidiary. The Fund’s investment in the Subsidiary is intended to provide the Fund with indirect exposure to certain investments within the limits of current federal income tax laws applicable to investment companies such as the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will generally be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter. The Fund is the sole investor in the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

Additional Principal Risk Information

The following section provides additional information regarding the principal risks of the Fund.

●	Market Risk – Equities. The Fund runs the risk that the market price of the equities in its portfolio will decline. That decline may be attributable to factors affecting the issuer, such as a failure to keep up with technological advances or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages or increased production costs. A decline also may be attributable to general market conditions not specifically related to a company or industry, such as existing or anticipated adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, rising inflation (or expectations for rising inflation), or adverse investor sentiment generally. The market prices of equities are volatile and can decline in a rapid or unpredictable manner. Equities that are characterized as relatively cyclical often are especially sensitive to economic cycles, which means they typically underperform non-cyclical equities during economic downturns. Performance of cyclical equities can be significantly affected by, among other factors, cyclical revenue generation, consumer confidence and changing consumer preferences, and the performance of domestic and international economies. If the Fund purchases an equity for what Atlas believes is less than its fundamental fair (or intrinsic) value as assessed by Atlas and Atlas’s assessment proves to be incorrect, the Fund runs the risk that the market price of the equity will not appreciate or will decline. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples.

●	Real Estate Risk. Because the Fund may have significant exposure to real estate through its REIT and Private Fund investments, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a fund that does not hold real-estate related investments. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular real estate sectors, or real estate operations generally. To the extent that a significant portion of the Fund is invested directly or indirectly in real estate located in a particular geographic region or in a particular property type, the Fund is subject to greater risks of adverse developments specific to that geographic region or property type.

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REIT Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for the favorable tax treatment available to REITs or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

●	Gold Risk. Price movements in gold may fluctuate quickly and dramatically, have a historically low correlation with the returns of the stock and bond markets, and may not correlate to price movements in other asset classes. Some factors that impact the price of gold include, but are not limited to, overall market movements, changes in interest rates, changes in the global supply and demand for gold, the quantity of gold imports and exports, factors that impact gold production, such as drought, floods and weather conditions, technological advances in the processing and mining of gold, and changes in economic and/or political conditions, including regulatory developments. A change in economic conditions, such as a recession or economic downturn, may adversely affect the price of precious metals, such as gold, and have a negative impact on the usage and demand for gold, which may result in a loss for the Fund. In addition, a sudden shift in political conditions of the world’s leading gold producers may have a negative effect on the global pricing of gold. Further, an increase in the hedging of precious metals, such as gold, may also result in a decline in the price of gold. Each of these factors and events could have a significant negative impact on the Fund. None of these specific commodity factors can be controlled in managing the Fund. Even if current and correct information as to substantially all factors are known or thought to be known, prices still will not always react as predicted.

●	Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of an economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations.

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Corporate Debt Securities Risk. Corporate bonds are debt obligations issued by corporations. Corporate bonds are generally used by corporations to borrow money from investors. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, equipment, machinery, accounts receivable, stocks, bonds or notes. An unsecured corporate bond is known as a debenture. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. Holders of corporate bonds, known as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with changes in interest rates and may also be affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

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Models and Data Risk. All models, including machine learning models, rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.

Some of the models, including machine learning models, used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

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●	New/Smaller Fund Risk. A new or smaller fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. Similarly, a new or smaller fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy. New funds have limited performance histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted. Further, when a fund’s size is small, the fund may experience low trading volumes and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange. If a fund were to be required to delist from the listing exchange, the value of the fund may rapidly decline and performance may be negatively impacted. There can be no assurance that the Fund will achieve an economically viable size. Any of the foregoing may result in the Fund being liquidated. The Fund may be liquidated by the Board without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

●	Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid.

The Fund may invest in, or enter into, derivatives such as forward contracts, futures contracts, options, and swap agreements. The Fund may engage in such derivatives transactions to gain exposure to, for example, certain securities, markets or asset classes, to hedge the Fund’s positions in or exposure to securities, currencies or other instruments, to equitize cash positions in the Fund’s portfolio, or to enhance the Fund’s return. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Successful use of derivatives also is subject to the ability of the Adviser to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives.

○	Forward Contracts Risk. The successful use of forward contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. A few of the risks associated with the use of forward contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward contract; (b) possible lack of a liquid secondary market for a forward contract and the resulting inability to close a forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

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○	Futures Contracts Risk. The use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause a fund to lose more than the principal amount invested. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

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Options Risk. Options give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

○	Swap Agreement Risk. Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with a fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, a fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a fund could suffer significant losses on these contracts and the value of an investor’s investment in the fund may decline. OTC swaps may be less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty.

●	Structured Securities Risk. Structured notes and other related instruments, including indexed securities, are derivative debt instruments, the interest rate or principal of which is determined by an unrelated underlying instrument (for example, a currency, security, commodity or index thereof). Structured instruments are generally privately negotiated debt obligations issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the underlying instrument while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the underlying instrument or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the underlying instrument may cause the interest rate to be reduced to zero, and any further declines in the underlying instrument may then reduce the principal amount payable on maturity. Finally, these securities may have lower liquidity than other types of securities and may be more volatile than their underlying instruments. Subordinated “structured” notes, which are subordinated to the right of payment of another class of the structured note, typically have higher yields and present greater risks than unsubordinated “structured” notes.

●	Commodity-Linked Derivatives Risk. The value of a commodity-linked derivative investment is typically based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

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○	Commodity-Linked Derivatives Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Code. The income of the Fund from certain commodity-linked derivatives (including swaps) may be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as such and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in commodity-linked derivatives (including swaps), the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments. The extent to which the Fund invests in commodity-linked derivatives (including swaps) may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The tax treatment of certain commodity-linked derivatives (including swaps) may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions. In addition, certain commodity linked derivatives, such as swaps, are subject to special provisions under the Code whereby the gain or loss from such regulated futures contracts are 60% long term capital gain/loss and 40% short-term capital gain/loss. Because the Fund expects to make such investments in swaps through the Subsidiary to comply with qualifying income limitations discussed above, the income received by the Fund from the Subsidiary will be ordinary income or loss regardless of whether the Subsidiary invested in regulated futures contracts subject to the special tax treatment.

●	Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. These circumstances may be more likely to occur with respect to swaps than with respect to futures on more traditional assets.

In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

●	Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. The Fund’s ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, the Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution’s authority, the financial institution’s liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of securities and, if the Fund holds such securities or has entered into a transaction with such a financial institution when a bail-in occurs, the Fund may also be similarly impacted.

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●	Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer, or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

●	Government Bond Risk. Investments in government bonds, including sovereign bonds and quasi-sovereign bonds, involve special risks not present in corporate bonds. The governmental authority or government entity that controls the repayment of the bond may be unable or unwilling to make interest payments and/or repay the principal on its debt or to otherwise honor its obligations. If an issuer of government bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. A government debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy toward international lenders, and the political constraints to which a government debtor may be subject. During periods of economic uncertainty, the market prices of government bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of government bonds.

●	Interest Rate Risk. The value of debt securities held by the Fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Duration is a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of a debt security, the greater the debt security’s price sensitivity is to changes in interest rates. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. An increase in interest rates could also cause principal payments on a debt security to be repaid at a slower rate than expected. This risk is particularly prevalent for a callable debt security where an increase in interest rates could cause the issuer of that security to not redeem the security as anticipated on the call date, effectively lengthening the security’s expected maturity, in turn making that security more vulnerable to interest rate risk and reducing its market value. When interest rates fall, the Fund may be required to reinvest the proceeds from the sale, redemption or early prepayment of a debt security at a lower interest rate.

●	Credit Risk. An issuer or other obligated party of a debt security held by the Fund may be unable or unwilling to make dividend, interest and/or principal payments when due, and the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments. Debt securities are subject to varying degrees of credit risk which are often reflected in credit ratings. The credit rating of a debt security may be lowered if the issuer or other obligated party suffers adverse changes to its financial condition. These adverse changes may lead to greater volatility in the price of the debt security and affect the security’s liquidity. High yield and comparable unrated debt securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. To the extent that the Fund holds debt securities that are secured or guaranteed by financial institutions, changes in credit quality of such financial institutions could cause values of the debt security to deviate.

●	Extension Risk. The Fund is subject to extension risk, which is the risk that the market value of debt securities may be adversely affected when bond calls are slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets. As a consequence, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

●	Prepayment Risk. Debt securities, especially bonds that are subject to “calls,” are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as the Fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets.

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Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

●	Small- and Mid-Capitalization Company Risk. The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- and mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies. Also, there is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

●	Large-Capitalization Company Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

●	Non-Diversification Risk. As a non-diversified investment company under the 1940 Act, the Fund may hold a smaller number of portfolio securities than many other funds and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.

●	Liquidity Risk. Liquidity risk exists when particular investments are or become difficult or impossible to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Securities of small-cap and mid-cap companies may be thinly traded. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes. The Fund’s investments in illiquid investments may reduce the return of that Fund because it may be unable to sell such illiquid investments at an advantageous time or price. Illiquid investments may also be difficult to value.

●	Foreign Sovereign Debt Risk. The Fund’s investments in sovereign debt, which includes securities issued or guaranteed by a foreign sovereign government, present risks not associated with investments in other types of bonds. The issuer that controls the repayment of the debt may be unable or unwilling to repay principal or interest payments when due, and the Fund may have limited recourse against the issuer or the guarantor in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. bonds. In the past, governments of certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, refused to honor their payment obligations on their sovereign debt, and restructured their indebtedness. The restructuring of sovereign debt may involve obtaining additional credit to finance outstanding obligations and the reduction or rescheduling of payments of interest and principal. As a holder of such sovereign debt, the Fund may be asked to participate in the restructuring of such indebtedness. There can be no assurance that such restructurings will result in the full repayment of the issuer’s debt.

●	Foreign Securities Risk. Investments in foreign securities involve certain inherent risks such as fluctuations in currency exchange rates. However, the Adviser does not believe that currency fluctuation, over the long term, significantly affects portfolio performance of a group of broadly diversified companies representing a number of currencies and countries. The interrelationships of the global economies, volatility or threats to stability of any significant currency, such as occurred in the past with the European Monetary Union, or significant political instability of any country or region, may affect other markets and the value of an investment in the Fund.

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Before investing in the Fund, you should also consider the other risks of investing in foreign securities, including political or economic instability in the country of issue and the possible imposition of currency exchange controls or other adverse laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund. Investments in foreign securities may also be adversely affected by sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC’s reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, more volatile than U.S. investments. The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in particular countries and/or associated with particular industries. During such periods, the Fund may be more susceptible to risks associated with single economic, political or regulatory occurrences than more diversified portfolios.

●	Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from investments in certain ETFs that provide exposure to gold and other commodities will be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests in ETFs that provide exposure to gold and other commodities, the Fund will seek to restrict its income from such investments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments. The extent to which the Fund invests in ETFs that provide exposure to gold and other commodities may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC could diminish the returns of Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

●	Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical and other events (e.g., wars, pandemics, sanctions and terrorism) will disrupt securities markets, adversely affect the general economy or particular economies and markets and exacerbate the effects of other risks to which the Fund is subject, thereby reducing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or in other economic inputs (e.g., the marked decline in oil prices in late 2014 and early 2020 and substantial increase in 2022) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies and industries. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets are susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them held by the Fund. Fraud and other deceptive practices committed by an issuer of securities held by the Fund, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud contributes to overall market volatility, which can adversely affect the Fund’s investment program.

A default by the U.S. government (as has been threatened over the years) or a shutdown of U.S. government services (including in response to political events) could adversely affect the U.S. economy, reduce the value of many Fund investments, and disrupt the operation of the U.S. or other securities markets. Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce emissions of greenhouse gases) could significantly affect many of the companies in which the Fund invests by, among other things, increasing those companies’ operating costs and capital expenditures. Uncertainty over credit worthiness of the sovereign debt of several European Union countries, as well as uncertainty over the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world.

War, terrorism, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers, other government restrictions (or the threat of such restrictions) have led, and in the future may lead, to greater short-term market volatility and have had, and in the future may have, adverse long-term effects on U.S. and world economies and markets generally or on specific sectors, industries, and countries. Events such as these and their impact on the Fund are impossible to predict.

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In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

Natural disasters (such as the earthquake and tsunami in Japan in early 2011), epidemics or pandemics (such as the outbreak of COVID-19 in late 2019), and systemic market dislocations (such as the kind surrounding the insolvency of Lehman Brothers in 2008) subject the Fund to heightened risk and can adversely affect the market price of the Fund’s investments.

An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund’s being unable to buy or sell certain securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be required to fair value its investments and/or may incur substantial trading losses.

●	Management and Operational Risk. The Fund is subject to management risk because, in relying on Atlas to achieve its investment objective, it runs the risk that Atlas’s investment techniques will fail to produce intended results and cause the Fund to incur significant losses.

The Fund also runs the risk that Atlas’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong.

There can be no assurance that key Atlas personnel will continue to be employed by Atlas. The loss of their services could have an adverse effect on Atlas’s ability to achieve the Fund’s investment objective.

The Fund also is subject to operational risks resulting from other services provided by Atlas and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other operational services. Examples of operational risks include the risk of loss caused by inadequate procedures and controls, human error and system failures by a service provider that result in trading delays or errors that prevent the Fund from benefiting from investment gains or avoiding losses. In addition, a service provider may be unable to provide a NAV for the Fund on a timely basis. Atlas is not contractually liable to the Fund for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence or reckless disregard of its contractual obligations to provide services to the Fund. Other Fund service providers also have contractual limitations on their liability to the Fund for losses resulting from their errors.

The Fund and its service providers (including Atlas), Authorized Participants and market makers are susceptible to cyberattacks and to technological malfunctions that have effects similar to those of a cyberattack. Additionally, outside parties may attempt to fraudulently induce employees of the Fund’s service providers (including Atlas) to disclose sensitive information in order to gain access to the Fund’s electronic infrastructure. Cyberattacks include, among others, stealing, corrupting, or preventing access to data maintained online or digitally, preventing legitimate users from accessing information or services, releasing confidential information without authorization and disrupting operations. Successful cyberattacks against, or security breakdowns of, the Fund, Atlas, an Authorized Participant, a market maker, a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyberattacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release or misappropriation of confidential shareholder or Fund information, impede trading, interfere with the use of quantitative models, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses and additional compliance costs. The Fund’s service providers regularly experience cyberattacks and expect they will continue to do so. In addition, cyberattacks involving a counterparty to the Fund could affect such a counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. While Atlas has established business continuity plans and systems designed to prevent, detect and respond to cyberattacks, those plans and systems have inherent limitations.

●	Short Selling Risk. A short sale by the Fund involves borrowing securities from a lender which are then sold in the open market. At a future date, the securities are repurchased by the Fund and returned to the lender. While the securities are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the securities declines between the time that the Fund borrows the securities and the time it repurchases and returns the securities to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that securities will decline in value during the period of the short sale and make a profit for the Fund. Securities sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist. The lender may also recall borrowed securities at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

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●	Preferred Stock Risk. Preferred stock is subordinated to bonds and other debt instruments in a company’s capital structure and, therefore, will be subject to greater credit risk than those debt instruments. In addition, preferred stock is subject to other risks such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments, and possibly being in heavily regulated industries. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns even though it may not have received this income. Further, preferred stock may lose substantial value due to the omission or deferment of dividend payments. Preferred stock may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. In addition, in certain circumstances, an issuer of preferred stock may redeem the securities prior to a specified date, which may negatively impact the return of the security.

●	Investment Company and Exchange-Traded Fund Risk. To the extent the Fund invests in other investment companies or other pooled investment vehicles, it is subject to the risks associated with the investments of such investment company or pooled investment vehicle, including the possibility that the value of the instruments held by an investment company or pooled investment vehicle could decrease. These risks may include certain of the other risks described in this section. The Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation and each investment company’s or pooled investment vehicle’s asset allocation. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the investment companies or pooled investment vehicles in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund may exceed the costs of investing directly in investment companies or pooled investment vehicles. The Fund may purchase investment companies or pooled investment vehicles at prices that exceed the net asset value of their underlying investments and may sell its investment in an investment company or pooled investment vehicle at prices below such net asset value, and will likely incur brokerage costs when it purchases and sells investment companies and pooled investment vehicles.

Through its investments in other investment companies or pooled investment vehicles, the Fund is subject to the risks associated with such fund’s investments, including the possibility that the value of the instruments held by the other fund could decrease. These risks include any combination of the risks described below, as well as certain of the other risks described in this section. The Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation to the other fund and the other fund’s asset allocation.

○	Agricultural Commodities Risk. The price and availability of agricultural commodities is influenced by economic and industry conditions, including but not limited to supply and demand factors such as: crop disease; weed control; water and fertilizer availability; various planting, growing, or harvesting problems; severe weather conditions such as drought, floods, heavy rains, frost, or natural disasters that are difficult to anticipate and that cannot be controlled. The U.S. prices of certain agricultural commodities such as soybeans and sugar are subject to risks relating to the demand and distribution of such commodities in foreign countries, such as: uncontrolled fires (including arson); challenges in doing business with foreign companies; legal and regulatory restrictions; transportation costs; interruptions in energy supply; currency exchange rate fluctuations; and political and economic instability. Additionally, demand for agricultural commodities is affected by changes in consumer tastes, national, regional and local economic conditions, and demographic trends.

Agricultural commodity production is subject to United States and foreign policies and regulations that materially affect operations. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies, incentives, acreage control, and import and export restrictions on agricultural commodities and commodity products, can influence the planting of certain crops, the location and size of crop production, the volume and types of imports and exports, and industry profitability. Additionally, commodity production is affected by laws and regulations relating to, but not limited to, the sourcing, transporting, storing and processing of agricultural raw materials as well as the transporting, storing and distributing of related agricultural products. Agricultural commodity producers also may need to comply with various environmental laws and regulations, such as those regulating the use of certain pesticides, and local laws that regulate the production of genetically modified crops. In addition, international trade disputes can adversely affect agricultural commodity trade flows by limiting or disrupting trade between countries or regions.

Seasonal fluctuations in the price of agricultural commodities may cause risk to an investor because of the possibility that Share prices will be depressed because of the relevant harvest cycles. In the futures market, fluctuations are typically reflected in contracts expiring in the harvest season (i.e., in the case of corn and soybeans, contracts expiring during the fall are typically priced lower than contracts expiring in the winter and spring, while in the case of wheat and sugar, contracts expiring during the spring and early summer are typically priced lowest). Thus, seasonal fluctuations could result in an investor incurring losses upon the sale of Shares, particularly if the investor needs to sell Shares when a futures contract is, in whole or part, expiring in the harvest season for the specified commodity.

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○	Treasury Inflation Protected Securities Risk. The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. However, repayment of the face value upon maturity is guaranteed by the U.S. government, even during periods of deflation that cause the principal value of TIPS to decline. Nevertheless, if an underlying fund purchases TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, an underlying fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period an underlying fund holds a TIPS, the underlying fund may earn less on the security than on a conventional bond.

○	U.S. Government Securities Risk. Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of the securities will increase and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

●	Depositary Receipts Risk. Depositary receipts, such as American Depositary Receipts (ADRs), may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt. The Fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

●	Geographic Focus Risk. The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the country or region in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.

○	Gulf Region. The economies of most countries in the Gulf Region are dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of these countries’ economies. The non-oil economies of certain Gulf Region countries, which tend to be concentrated in the service sector, could be affected by declines in tourism, real estate, banking and re-export trade. The governments of certain Gulf Region countries may exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions, which could adversely affect the value of the Fund. Recent political instability and protests in the larger Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may adversely affect the value of the Fund. Further, countries in the Gulf Region are located in a part of the world that has historically been prone to natural disasters and are economically sensitive to environmental events. Any such event may adversely impact a Gulf Region country’s economy or business operations of companies in the country, causing an adverse impact on the value of the Fund.

○	United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.

The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal political discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

●	ETF Risks. The Fund is an exchange-traded Fund and, as a result of this structure, it is exposed to the following risks:

○	Costs of Buying or Selling Shares Risk. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Fund shares, including brokerage commissions imposed by brokers and the variance in bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

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○	Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares, there may be demand for Fund shares thereby increasing the market price above NAV, or lack of demand, which may decrease the market price below NAV, or in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. As a result of these considerations, Fund shares may trade at a material premium or discount to NAV or these factors may, in turn, lead to wider spreads between the bid and ask price of Fund shares. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Trading Risk. Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in the Fund’s shares may be halted by the Exchange because of market conditions or for other reasons. In addition, trading in the Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.

Shares of the Fund may trade at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation. The trading prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of the Fund’s shares may deviate significantly from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund’s shares quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. However, given that shares of the Fund can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV.

As with all ETFs, the Fund’s shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Fund’s shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

●	Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

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●	Private Fund Risk. The Fund’s investments in Private Funds require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Fund managed the Fund’s assets directly. The performance fees paid by certain Private Funds potentially create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Private Funds are subject to specific risks, depending on the nature of the vehicle, including the frequency and amount of redemptions paid to the Fund, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. With respect to the frequency and amounts of redemptions paid to the Fund, there is no guarantee that the Fund will be paid all or any of the redemption amount at the time requested. Further, a Private Fund can suspend redemptions or pay a pro-rata portion of redemption requests if the general partner or its respective board deems it in the best interest of its shareholders. Shareholders of Private Funds are not entitled to the protections of the 1940 Act. For example, Private Funds need not have independent boards, shareholder approval of advisory contracts may not be required, the funds may leverage to an unlimited extent, and the funds may engage in joint transactions with affiliates. Private Funds may permit redemptions only quarterly (or less frequently) and these withdrawal limitations restrict the Adviser’s ability to terminate investments in Private Funds. If values are falling, the Fund may not be able to sell its Private Funds and the value of Fund shares will decline. These characteristics present additional risks for shareholders.

●	Valuation of Private Funds. Private Funds are not publicly traded. Accordingly, the Adviser may consider information provided by the institutional manager to determine the estimated value of the Fund’s investment therein. The valuation provided by an institutional manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party, if a secondary market for such investment existed. For information about the value of the Fund’s investment in Private Funds, the Adviser will be dependent on information provided by the Private Funds, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Accordingly, there can be no assurance that the stated NAV of the Fund, as calculated based on such information, will be accurate on any given date, nor can there be any assurance that the sale of any property would be at a price equivalent to the last estimated value of such property. Further, the NAV of the Fund, as determined based on the fair value of its investments in Private Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Private Funds. Such discrepancies can result in shareholders experiencing a windfall or shortfall, or dilution of their interest in the Fund.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (the “SAI”). In addition, the identities and quantities of the securities held by the Fund are disclosed on the Fund’s website, at www.actfund.io.

Fund Management

Investment Adviser

Atlas Capital Team, Inc. is a corporation formed under the laws of Delaware. Atlas’s principal offices are located at 6 East 1st Street, Suite 5A, New York, NY 10003. The Adviser was formed on October 15, 2020, and provides various investment advisory services, including to pooled investment vehicles. In its Form ADV filed on October 8, 2026, the Adviser reported approximately $17.2 million in regulatory assets under management.

Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advisory services to the Fund. The Adviser is responsible for the day-to-day management of the Fund, including, among other things, providing an investment program for the Fund, trading portfolio securities on behalf of the Fund, and selecting broker-dealers to execute purchase and sale transactions, subject to the oversight of the Board.

For the services it provides to the Fund, the Fund pays the Adviser a fee calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee; interest charges on any borrowings, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; fees and expenses related to the provision of securities lending services; acquired fund fees and expenses; accrued deferred tax liability; legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; extraordinary expenses (as determined by the Board); and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

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Management of the Subsidiary

The Adviser may serve as the manager and have overall responsibility for the general management and administration of a Subsidiary, pursuant to a separate agreement between the Adviser and the Subsidiary. Under the agreement, the Adviser will provide the Subsidiary with the same type of management, under essentially the same terms, as it provides the Fund and the Subsidiary will pay the Adviser a management fee. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and accounting services with the same service providers that provide those services to the Fund.

The Fund complies with applicable requirements of the 1940 Act relating to investment policies, capital structure, and leverage on an aggregate basis with the Subsidiary, and the Subsidiary will comply with applicable requirements of the 1940 Act relating to affiliated transactions and custody of assets.

Advisory Agreement

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement is available in the Fund’s Financial Statements and Other Information, which were filed as part of the Fund’s December 31, 2025, semi-annual Certified Shareholder Report, filed on Form N-CSR.

Portfolio Managers

Nouriel Roubini and Carlo Zola are jointly and primarily responsible for the day-to-day management of the Fund.

Nouriel Roubini is Chief Economist for the Adviser, which he joined in February 2021. Mr. Roubini is also CEO of Roubini Macro Associates LLC, a global macroeconomic consultancy firm in New York and Co-Founder of Rosa & Roubini Associates. He served as a professor of economics at NYU’s Stern School of Business from 1995 to 2021, and prior to this served on the faculty of Yale University’s economics department. He Co-Founded Roubini Global Economics from 2005 to 2016 – a firm whose website was named one of the best economics web resources by Forbes, the Wall Street Journal, and the Economist. From 1998 to 2000, he served as the White House’s senior economist for international affairs at the Council of Economic Advisers and later as senior advisor to the U.S. Treasury Department’s undersecretary for international affairs. Dr. Roubini received an undergraduate degree at Bocconi University in Milan, and a doctorate in economics at Harvard University.

Carlo Zola is Chief Operating Officer and Head of Real Estate of the Adviser. Mr. Zola joined the Adviser in February, 2021. He has been involved with an affiliate of the Adviser since early 2020 and joined the company full time as Portfolio Manager in January 2021. Mr. Zola holds a BA in Economics from Bocconi University in Milan, Italy, where he graduated Summa cum Laude in 2002 and a Master’s degree in management from CEMS, the Community of European Management Schools which he attended at ESADE in Barcelona, Spain. Mr. Zola started his professional career in 2002 as a research analyst at Intermonte SIM in Milan. In 2004, Mr. Zola started working at Capital Group, where he held positions investing through different mandates. Over 14 years at Capital Group, Mr. Zola successfully managed assets with responsibilities in global and income mandates as well as more focused mandates in Media, Metals and Mining, Chemicals and Real Estate (REITs). An early investor in crypto currencies, Mr. Zola left Capital Group in 2018 and has been a founding partner at Percival Services from 2018 to 2021. Percival Services is an investment firm based in Puerto Rico focused on early stage blockchain investments.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Buying and Selling Fund Shares

Shares of the Fund are listed for trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A business day with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Determination of Net Asset Value

NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Time).

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When determining NAV, the value of the Fund’s portfolio investments is determined pursuant to the Trust’s valuation policy and the Adviser’s fair valuation policy and procedures. In general, the value of the Fund’s portfolio investments is based on market prices of securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Pursuant to Rule 2a-5 under the 1940 Act, the Adviser has been designated by the Board as the valuation designee with responsibility for fair valuation subject to oversight by the Board. If an investment’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, pursuant to the Trust’s valuation policy, the investment will be fair valued by the Adviser. An investment may be fair valued in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures employed by the Fund. The Subsidiary offers to redeem all or a portion of its shares at the current NAV per share every day the Fund is open for business. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary’s portfolio investments.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of shares of the Fund by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Name Policy

To comply with SEC rules regarding the use of descriptive words in a fund’s name, the Fund has adopted a policy (which applies at the time of the Fund’s investment, unless stated otherwise) of investing at least 80% of the value of its net assets plus the amount of any borrowings made for investment purposes in investments tied economically to the United States (the “Name Policy”). When used in connection with the Fund’s Name Policy, “assets” include the Fund’s net assets plus any borrowings made for investment purposes. For the purposes of this Prospectus, an investment is “tied economically” to the United States if, at the time of purchase, it is (i) in an issuer that is organized under the laws of the U.S. or a U.S. state or territory or in an issuer that maintains its principal place of business in the U.S.; (ii) traded principally in the U.S.; or (iii) in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S., or has at least 50% of its assets in the U.S., as of such issuer’s most recently completed fiscal year. The Fund may invest directly in securities of companies in the U.S. or indirectly, for example, by purchasing securities of another fund or investing in derivatives or synthetic instruments with underlying assets that have economic characteristics similar to investments tied economically to the U.S. Atlas relies on publicly available information and third-party data to monitor compliance with the Name Policy.

When investing in another investment company, the Fund will consider whether such investment company has an 80% policy to invest in the United States for purposes of determining whether to treat an investment therein toward the Fund’s 80% policy or, if the investment company does not have such an 80% policy, the Fund will consider the underlying investment company’s portfolio holdings for purposes of determining how to treat an investment therein toward the Fund’s 80% policy.

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The Fund will not change its Name Policy without providing its shareholders at least 60 days’ prior written notice.

Plan of Distribution

The Trust has adopted a Plan of Distribution in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its shares. No payments pursuant to the Plan of Distribution will be made during the twelve (12) month period from the date of this Prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Board. Because these fees, if imposed, would be paid out of the Fund’s assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends, Distributions and Taxes

Fund Distributions

The Fund pays out dividends from its net investment income, if any, annually and distributes its net realized capital gains, if any, to investors at least annually. The Fund is permitted to declare and pay dividends of its net investment income and net capital gains, if any, more frequently.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of the Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Tax Information

The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to an investment in the Fund. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. An investment in the Fund may have other tax implications. Please consult a tax advisor about the applicable federal, state, local, foreign or other tax laws. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

Tax Status of the Fund. The Fund intends to elect and to qualify each year for the special tax treatment afforded a RIC under the Code. From a U.S. federal income tax perspective, the Fund is treated as a separate corporation within the Trust. If the Fund meets certain minimum distribution requirements, as a RIC it is not subject to tax at the Fund level on income and gains from investments that are timely distributed to shareholders. However, if the Fund fails to qualify as a RIC or to meet minimum distribution requirements and certain relief provisions are unavailable, the Fund would be subject to Fund-level taxation, consequently reducing the income available for distribution to shareholders. Unless you are a tax-exempt entity or your investment in the Fund’s shares is made through a tax-advantaged arrangement (such as a 401(k) plan or individual retirement account), you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund shares and you purchase or redeem Creation Units (Authorized Participants only).

Taxes on Distributions. In general, distributions are subject to federal income tax when they are paid, whether the distributions are taken in cash or reinvested in the Fund. The income dividends and short-term capital gains distributions received from the Fund will be taxed as either ordinary income or qualified dividend income. Distributions from the Fund’s short-term capital gains are generally taxable as ordinary income. Subject to certain limitations, dividends that are reported by the Fund as qualified dividend income are taxable to non-corporate shareholders at rates applicable to capital gains, provided certain requirements are met. Any distributions of the Fund’s net capital gains are taxable as long-term capital gain regardless of how long Fund shares have been owned by an investor. Long-term capital gains are generally taxed to non-corporate shareholders at rates applicable to capital gains.

The Fund will carry any net realized capital losses (i.e., realized capital losses in excess of realized capital gains) from any taxable year forward to one or more subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. The Fund’s net capital loss carryforwards do not expire. The Fund must apply such carryforwards first against gains of the same character. Generally, the Fund may not carry forward any losses other than net capital losses (i.e., ordinary losses). The Fund’s ability to utilize these and certain other losses to reduce distributable net realized capital gains in subsequent taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of the investor’s basis in the Fund’s shares, and, in general, as capital gain thereafter.

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In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend. These holding period requirements will also apply to investor ownership of Fund shares. Holding periods may be suspended for these purposes for stock that is hedged. It is expected that dividends received by the Fund from a REIT and distributed from the Fund to a shareholder generally will not be treated as qualified dividend income. Income derived in connection with the Fund’s securities lending activities will not be treated as qualified dividend income. Certain of the Fund’s investment strategies may limit its ability to make distributions eligible to be treated as qualified dividend income.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

If an investor lends Fund shares pursuant to securities lending arrangements, the investor may lose the ability to treat Fund dividends (paid while the Fund shares are held by the borrower) as qualified dividend income. Please consult a financial intermediary or tax advisor to discuss the particular circumstances.

In general, your distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January, but declared by the Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to an investor in the calendar year in which they were declared.

A distribution will reduce the Fund’s net asset value per Fund share and may be taxable to a shareholder as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

The Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions. This annual shareholder tax reporting information will be issued shortly after the close of each calendar year.

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to wash sales, hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

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Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the Fund at the close of its taxable year consist of certain foreign stocks or securities, the Fund may elect to “pass through” to shareholders certain foreign income taxes (including withholding taxes) paid by the Fund. If the Fund makes such an election, the shareholder will be considered to have received as an additional dividend the shareholder’s share of such foreign taxes, but the shareholder may be entitled to either a corresponding tax deduction in calculating the shareholder’s taxable income, or, subject to certain limitations, a credit in calculating the shareholder’s federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not so elect, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be reduced and/or any foreign tax credits passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced by an amount equal to all or a portion of such refund.

Taxation of REIT Investments. The Fund may invest in U.S. REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Pursuant to Treasury regulations, distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “Section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible but is not required to do so.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues its annual shareholder tax reporting information. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your annual shareholder tax reporting information. When such reclassification is necessary, the Fund (or a financial intermediary, such as a broker, through which a shareholder owns shares) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued annual shareholder tax reporting information, in completing your tax returns.

Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will generally be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

Taxes on Share Sales. Each sale of shares of the Fund will generally be a taxable event. Assuming you hold your shares as a capital asset, any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term capital gain or loss if Fund shares have been held for more than one year and as short-term capital gain or loss if Fund shares have been held for one year or less, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of such shares. The ability to deduct capital losses may be limited.

Taxes on Creations and Redemptions of Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

When creating or redeeming Creation Units, a confirmation statement will be sent showing the number of Fund shares purchased or sold with the applicable share price.

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If the Trust issues Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units. The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of the securities on the date of deposit. The trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

If the Fund redeems Creation Units in cash in addition to, or in place of, the delivery of a basket of securities, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

Taxation of the Subsidiary. There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the Subsidiary will be received free of all Cayman Islands taxes. The Subsidiary will be registered as an “exempted company” pursuant to the Companies Law (as amended). The Subsidiary expects to receive an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Subsidiary, or to the shareholders thereof, in respect of any such property or income.

The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which may invest directly in commodities and commodity-linked derivative instruments. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. “Net CFC tested income” (“NCTI”) generally includes the active operating profits of a controlled foreign corporation (“CFC”). The Fund expects its “Subpart F” income and NCTI attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income and NCTI attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Adviser intends to carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.

Certain of the Fund’s commodity-related investments, when made directly, may not produce qualifying income to the Fund. To the extent the Fund invests in such investments directly, the Fund intends to seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, as discussed above, the Fund expects to make certain investments related to commodities through the Subsidiary to the extent required to maintain its status as a RIC under the Code.

Certain Tax-Exempt Investors. The Fund, if investing in certain limited real estate investments, may be required to pass through certain “excess inclusion income” and other income as “unrelated business taxable income” (“UBTI”). Prior to investing in the Fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors. Certain tax-exempt educational institutions will be subject to excise taxes on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Investments in Certain Foreign Corporations. The Fund may invest in foreign entities classified as passive foreign investment companies or “PFICs” or controlled foreign corporations or “CFCs” under the Code. PFIC and CFC investments are subject to complex rules that may under certain circumstances adversely affect the Fund. Accordingly, investors should consult their own tax advisors and carefully consider the tax consequences of PFIC and CFC investments by the Fund before making an investment in the Fund. Fund dividends attributable to dividends received from PFICs generally will not be treated as qualified dividend income. Additional information pertaining to the potential tax consequences to the Fund, and to the shareholders, from the Fund’s potential investment in PFICs and CFCs can be found in the SAI.

Non-U.S. Investors. Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the Fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest, and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Gains on the sale of Fund shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

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Pursuant to the Foreign Account Tax Compliance Act, unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Please consult with your financial intermediary and tax advisor for more information about the importance of maintaining U.S. tax documentation that is in good order.

Backup Withholding. The Fund may be required to withhold at the 24% backup withholding rate (as “backup withholding”) on certain reportable payments to a shareholder if (1) the shareholder fails to furnish a taxpayer identification number in the required manner, (2) the Fund is notified that the taxpayer identification number furnished by the shareholder is incorrect, or with respect to reportable interest or dividend payments, (3) the Fund is notified that the shareholder is subject to backup withholding because of underreporting of interest or dividends, or (4) the shareholder fails to certify, when required, that the shareholder is not subject to backup withholding. The backup withholding rate is 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States. Please consult with your financial intermediary and tax advisor for more information about the importance of maintaining U.S. tax documentation that is in good order.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886 (note that other types of shareholders are subject to different thresholds). Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Issues. The Fund may be subject to tax in certain states where the Fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

For example, most states permit investment companies, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in some direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities, so long as the Fund meets all applicable state requirements.

Important Tax Considerations When Purchasing Fund Shares. If you are investing through a taxable account, you should carefully consider the timing of your investment relative to the Fund’s distribution schedule. Purchasing Fund shares shortly before a distribution may increase your tax liability, a situation commonly referred to as “buying a dividend.”

When the Fund makes a distribution, its share price typically drops by an amount roughly equal to the distribution. As a hypothetical example, if you invest $5,000 to purchase 250 shares at $20 per share on December 15, and the Fund pays a $1 per share distribution on December 16, the share price would adjust to $19 (ignoring market fluctuations). Although your total investment value remains $5,000 (250 shares × $19 in share value plus 250 shares × $1 distribution), assuming the distribution is fully taxable, the $250 distribution would be taxable, even if you reinvest the distribution rather than receiving it in cash.

Distributions are taxable to shareholders even if they are paid from income or gains realized by the Fund before you invested, and even if they were reflected in the purchase price of the shares. Consequently, you may incur taxes on income or gains that accrued before your investment, without corresponding benefit.

Unless you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement plan, you may wish to avoid purchasing Fund shares shortly before a distribution. You can minimize the potential tax impact by reviewing the Fund’s distribution schedule prior to investing. When available, information about the Fund’s distribution schedule can be found on the Fund’s website at www.actfund.io.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult a personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Additional Information

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in exchange-traded funds offered by the Trust, including the Fund, beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, if the Fund were to invest in securities of other investment companies beyond the limits set forth in Rule 12d1-4, other registered investment companies would not be permitted to rely on that rule to invest in the Fund in excess of the Section 12(d)(1)(A) limits.

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Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund’s distributor, breaks them down into individual shares of the Fund, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares of the Fund. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the Fund’s shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) its NAV is available on the Fund’s website at www.actfund.io.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

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Atlas America Fund

Selected Per Share Data

	For the Year Ended June 30, 2026	Period Ended June 30, 2025(a)
Net Asset Value, beginning of period	$26.42	$25.06

Income (loss) from investment operations:
Net investment income(b)	0.54	0.45
Net realized and unrealized gain (loss)	1.07	0.91
Total from investment operations	1.61	1.36

Distributions from:
Net investment income	(0.67)	–
Net Asset Value, end of period	$27.36	$26.42

Total Return (%)	6.16%	5.42	%(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	$18	$17
Ratio of expenses (%)	0.76%	0.75	%(d)
Ratio of net investment income (loss) (%)	1.98%	2.87	%(d)
Portfolio turnover rate (%)(e)	41%	67	%(c)

(a)	For the period November 20, 2024 (commencement of operations) through June 30, 2025.
(b)	Per share numbers have been calculated using the average shares outstanding method.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

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Atlas America Fund

Adviser	Atlas Capital Team, Inc. 6 East 1st Street, Suite 5A New York, New York 10003	Administrator, Custodian and Transfer Agent	BNY Mellon 240 Greenwich Street New York, New York 10286
Distributor	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, Maine 04101	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, Ohio 44115
Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue NW Washington, DC 20004

Householding

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated November 1, 2026, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at The 2023 ETF Series Trust c/o BNY Mellon, 240 Greenwich Street, New York, New York 10286 or calling (855) 511-0520.

Shareholder reports, the Fund’s current Prospectus and SAI and other information about the Fund will be available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

●	Free of charge from the Fund’s Internet website at www.actfund.io; or

●	For a duplicating fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No.: 811-23883)

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Atlas America Fund (USAF)

listed on The Nasdaq Stock Market, LLC

a series of The 2023 ETF Series Trust

 STATEMENT OF ADDITIONAL INFORMATION

November 1, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus for the Atlas America Fund (the “Fund”), dated November 1, 2026, as may be revised from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Fund’s Annual or Semi-Annual Report or Prospectus may be obtained without charge by writing the Fund at The 2023 ETF Series Trust c/o BNY Mellon, 240 Greenwich Street, New York, New York 10286, by visiting the Fund’s website at www.actfund.io, or by calling toll-free (855) 511-0520.

The Fund’s audited financial statements for the fiscal year ended June 30, 2026 are incorporated into this SAI by reference to the Fund’s most recent annual Certified Shareholder Report filed on Form N-CSR (File No. 811-23883). A copy of the Fund’s Annual Report and Semi-Annual report to Shareholders on Form N-CSR may be obtained at no charge by contacting the Fund at the address or phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST

The 2023 ETF Series Trust (the “Trust”) is an open-end management investment company consisting of multiple investment series. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 23, 2023, as amended and restated as of September 14, 2023 (the “Declaration of Trust”). This SAI relates solely to the Fund. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares of the Trust into separate series. Pursuant thereto, the Trustees have created the Fund. Additional series may be added in the future from time to time.

Atlas Capital Team, Inc. (the “Adviser” or “Atlas”) serves as the investment adviser to the Fund. In addition, Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor, and The Bank of New York Mellon (the “Transfer Agent”) serves as the Fund’s transfer agent and custodian and also provides administrative services to the Fund. References to the “Adviser” in this SAI are solely in relation to the Fund, not any other series of the Trust.

The Fund offers and issues shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). The Fund generally offers and issues shares in exchange for a basket of securities closely approximating the holdings of the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Fund’s shares are listed on The Nasdaq Stock Market, LLC (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Fund’s NAV per share. The Fund’s shares are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of investment practices in which the Fund may engage and the risks associated with their use. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH THE FUND INDIRECTLY MAY BE EXPOSED THROUGH ITS INVESTMENT IN DERIVATIVES OR SYNTHETIC INSTRUMENTS.

The Fund’s investment objective, principal investment strategies and principal risks are described in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities will fluctuate because of changes in the financial condition of the issuers of the portfolio securities, the value of securities generally, and other factors. An investor could lose money by investing in the Fund.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, and banking crises.

The following are descriptions of the Fund’s investment practices and permitted investments and the associated risk factors. The Fund will only engage in the following investment practices and invest in the following instruments if such practice or investment is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.

PORTFOLIO TURNOVER

Based on Atlas’s assessment of market conditions, Atlas may trade the Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which may adversely affect the Fund’s performance. It also may give rise to additional taxable income for shareholders, including through the realization of capital gains or other types of income that are taxable to Fund shareholders when distributed by the Fund to them, unless those shareholders are themselves exempt from taxation or otherwise investing in the Fund through a tax-advantaged arrangement. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders at ordinary income tax rates when distributed to shareholders. See “Dividends, Distributions and Taxes” in the Prospectus and “Dividends and Distributions” and “Federal Income Taxes” below for more information.

The historical portfolio turnover rates for the Fund are shown under the heading “Financial Highlights” in the Fund’s Prospectus. Changes in portfolio turnover rates are generally the result of active trading strategies employed by the Fund’s portfolio manager(s) in response to market conditions, and not reflective of a material change in investment strategy.

NON-DIVERSIFICATION

The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”). A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject the Fund’s shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as the Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float.

ACCELERATED TRANSACTIONS

For the Fund to take advantage of certain available investment opportunities, Atlas may need to make investment decisions on an expedited basis. In such cases, the information available to Atlas at the time of an investment decision may be limited. Atlas may not, therefore, have access to the detailed information necessary for a full analysis and evaluation of the investment opportunity.

SECURITIES LENDING

The Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets. For these purposes, total assets include the collateral received from such loans. Securities loans will be made to borrowers that Atlas believes to be of relatively high credit standing pursuant to agreements requiring that the loans be collateralized by cash, securities, letters of credit or such other collateral as may be permitted under the Fund’s securities lending program in an amount at least equal to the securities loaned (marked to market daily). Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the following business day. If a loan is collateralized by U.S. government or other securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in one or more money market funds (in which case the Fund will bear its pro rata share of such money market fund’s fees and expenses), or directly in interest-bearing, short-term securities, and typically pays a fee to the borrower. Atlas may retain lending agents on behalf of the Fund that would be compensated based on a percentage of the Fund’s return on its securities lending. The Fund also may pay various fees in connection with securities loans, including shipping fees and custodian fees.

Securities loans must be fully collateralized at all times, but involve some credit/counterparty risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering or applying the collateral. New regulations require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements in the event the counterparty or its affiliate becomes subject to a resolution or insolvency proceeding.

As with other extensions of credit, to the extent that the Fund lends its portfolio securities, it bears the risk of delay in the recovery of loaned securities, including possible impairment of the Fund’s ability to vote the securities, the inability to invest proceeds from the sales of such securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan generally are at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice to exercise voting rights associated with the security and expects to do so if both (i) Atlas receives adequate notice of a proposal upon which shareholders are being asked to vote, and (ii) Atlas believes that the benefits to the Fund of voting on that proposal outweigh the benefits to the Fund of having the security remain out on loan. However, as noted above, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. Atlas may use third-party service providers to assist it in identifying and evaluating proposals, and to assist it in recalling loaned securities for proxy voting purposes. See the “Federal Income Taxes” section for more information about special tax considerations that can arise in respect of securities lending.

INVESTMENT SUBSIDIARY

The Fund may invest up to 25% of its assets in a subsidiary that is wholly-owned by the Fund and organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is currently the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

The Fund may invest in the Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to a regulated investment company (“RIC”). The Subsidiary may invest without limitation in commodity-linked derivative instruments, including commodity futures contracts and commodity-linked structured notes, as well as other instruments intended to serve as margin or collateral for these derivative instruments. The Subsidiary may invest in any type of investment in which the Fund is permitted to invest, as described in the Prospectus and this SAI. The Fund’s investment in the Subsidiary will not exceed 25% of the value of the Fund’s total assets (notwithstanding any subsequent market appreciation in the Subsidiary’s value). Asset limitations are imposed by the Code and are measured at each taxable year and quarter end. The Adviser also serves as the manager to the Subsidiary but will not receive separate compensation.

The Subsidiary is not registered under the 1940 Act but will be subject to certain protections of the 1940 Act with respect to the Fund, as described in this SAI. All of the Fund’s investments in the Subsidiary will be subject to the investment policies and restrictions of the Fund, including those related to leverage, collateral and segregation requirements, and liquidity. In addition, the valuation and brokerage policies of the Fund will be applied to the Subsidiary. The Fund’s investments in the Subsidiary are not subject to all investor protection provisions of the 1940 Act. To the extent applicable, the Subsidiary otherwise is subject to the same fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, and the timing and method of valuation of portfolio investments and Fund shares. Accordingly, references in this SAI to the Fund may also include the Subsidiary. By investing in the Subsidiary, the Fund may be considered to be investing indirectly in the same investments as the Subsidiary and is indirectly exposed to the risk associated with those investments. Because the Fund is the sole investor in the Subsidiary, it is not likely that the Subsidiary will take any action that is contrary to the interests of the Fund and its shareholders.

The Subsidiary will have a board of directors that oversees its activities. The Subsidiary will enter into a separate management agreement with the Adviser. The Fund and the Subsidiary will also enter into agreements with the Fund’s service providers for the provision of administrative, accounting, transfer agency, and custody services with respect to the Subsidiary.

The financial information of the Subsidiary will be consolidated into the Fund’s financial statements, as contained within the Fund’s annual and semi-annual reports provided to shareholders.

Regulatory changes, including changes in the laws of the U.S. or the Cayman Islands, could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s Prospectus and this SAI. Such changes could potentially impact the Fund’s ability to implement its investment strategy and could result in decreased investment returns. In addition, in the event changes to the laws of the Cayman Islands require the Subsidiary to pay taxes to a governmental authority, the Fund would be likely to suffer decreased returns.

A U.S. person, including the Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investment in the Subsidiary, the Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “Subpart F” income (discussed further below) and any “net CFC tested income” (“NCTI”) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. NCTI generally includes the active operating profits of the CFC.

In order to qualify as a RIC under Subchapter M of the Code and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the source of income test, at least 90% of a RIC’s gross income each year must be “qualifying income,” which generally consists of dividends, interest, gains on investment assets and certain other categories of investment income. Qualifying income generally does not include income derived directly from commodities, including certain commodity-linked derivatives. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to the commodities markets, within the limitations of the Code such that the Fund continues to qualify as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in a Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in its Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and to be treated as “qualifying income.” In addition, the Fund expects to receive an opinion of counsel based on customary representations that to the extent of the actual distributions made to the Fund from the Subsidiary, its “Subpart F” income attributable to its investment in the Subsidiary derived with respect to the Fund’s business of investing in stock, securities or currencies should be treated as “qualifying income.” The Adviser will carefully monitor the Fund’s investments in its Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in its Subsidiary.

Subpart F income and NCTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund invests in its Subsidiary and recognizes “Subpart F” income or NCTI in excess of actual cash distributions from the Subsidiary, if any, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. “Subpart F” income also includes the excess of gains over losses from transactions (including futures, forward and other similar transactions) in commodities.

The Fund’s recognition of any “Subpart F” income or NCTI from an investment in its Subsidiary will increase the Fund’s tax basis in the Subsidiary. Distributions by a Subsidiary to the Fund, including in redemption of the Subsidiary’s shares, will be tax free, to the extent of the Subsidiary’s previously undistributed “Subpart F” income or NCTI, and will correspondingly reduce the Fund’s tax basis in its Subsidiary, and any distributions in excess of the Fund’s tax basis in its Subsidiary will be treated as realized gain. Any losses with respect to the Fund’s shares of its Subsidiary will not be currently recognized. The Fund’s investment in its Subsidiary will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of its Subsidiary’s income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset the income earned by the Fund. In addition, the net losses incurred during a taxable year by a Subsidiary cannot be carried forward by such Subsidiary to offset gains realized by it in subsequent taxable years. The Fund will not receive any credit in respect of any non-U.S. tax borne by its Subsidiary.

The federal income tax treatment of the Fund’s income from the Subsidiary also may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of the Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

Tax Risks. As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

The Fund intends to qualify annually to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must invest in assets which produce the types of income specified in the Code and the Treasury regulations (“Qualifying Income”). The income of the Fund from investments in certain trusts and structured notes that provide exposure to gold and other commodities will be treated as non-qualifying income for purposes of the Fund’s qualification as a RIC, in which case, the Fund might fail to qualify as a RIC and be subject to federal income tax at the Fund level. In addition, whether the income from certain commodity-linked derivatives, including income from the Fund’s investment in the Subsidiary, is Qualifying Income is not entirely clear. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the Code for qualification as a RIC, but there is a risk that the IRS could assert that the income derived from the Fund’s investment in the Subsidiary will not be considered Qualifying Income. For more information on the tax risks related to the Subsidiary, see the section “Investment Subsidiary,” above. An investment in the Subsidiary generally may not exceed 25% of the value of the Fund’s total assets at the end of each quarter of the Fund’s taxable year. If the Subsidiary does exceed 25% of the value of the Fund’s total assets, in any quarter, the Fund may fail to qualify as a RIC under the Code. See “Federal Income Taxes” below for additional information related to these restrictions.

In addition, the Fund’s transactions in financial instruments, including, but not limited to, options, futures contracts, and hedging transactions, will be subject to special tax rules (which may include mark to market, constructive sale, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in it realizing more short-term capital gains and ordinary income, which if passed through to shareholders as ordinary dividend income may subject such shareholders to higher ordinary income tax rates, than if the Fund did not engage in such transactions.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account (“IRA”), you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

CONVERTIBLE SECURITIES

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market prices of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security and tends to increase as the market price rises and decrease as the market price declines. Atlas regards convertible securities as a form of equity security.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, as in the case of “broken” or “busted” convertibles (convertible securities for which the market price of the common stock has fallen significantly below the conversion price of the convertible and, as a result, the conversion feature holds little value), the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Initial Public Offerings

The Fund may purchase equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will improve the Fund’s performance.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

CONTINGENT VALUE RIGHTS

The Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

MASTER LIMITED PARTNERSHIPS

A master limited partnership (“MLP”) generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management. For purposes of qualifying as a RIC under the Code, the extent to which the Fund can invest in MLPs may be limited. See the “Federal Income Taxes” section for more information about these and other special tax considerations that can arise in respect of the Fund’s investments in MLPs.

MLP securities in which the Fund may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or exchange-traded funds (“ETFs”) that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests.

INCOME TRUSTS

Income trusts are investment trusts that hold income-producing assets and distribute income generated by such assets to the “unitholders” of the trust, which are entitled to participate in the trust’s income and capital as its beneficiaries.

Income trusts generally invest in assets that provide a return to the trust and its unitholders based on the cash flows of an underlying business. Such assets may include equity and debt instruments, royalty interests or real properties. The income trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Income trusts also may include royalty trusts, a particular type of income trust whose securities are listed on a stock exchange and which controls an underlying company whose business relates to, without limitation, the acquisition, exploitation, production and sale of oil and natural gas.

Investments in income trusts (including royalty trusts) are subject to operating risk based on the income trust’s underlying assets and their respective businesses. Such risks may include lack of or limited operating histories. Income trusts are particularly subject to interest rate risk and increases in interest rates offered by competing investments may diminish the value of trust units. Changes in the interest rate also may affect the value of future distributions from the income trust’s underlying assets or the value of the underlying assets themselves. Interest rate risk is also present within the income trusts themselves because they often hold very long-term capital assets, and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset and the life of the financing associated with it. In an increasing interest rate environment, the income trust’s distributions to its unitholders may decrease. Income trusts also may be subject to additional risk, including, without limitation, limited access to debt markets.

Income trusts do not guarantee minimum distributions or returns of capital to unitholders. The amount of distributions paid on a trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. The reduction or elimination of distributions to unitholders may decrease the value of trust units. Income trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying assets. As a result of distributing the bulk of their cash flow to unitholders, the ability of a trust to finance internal growth is limited. Therefore, income trusts typically grow through acquisition of additional assets, funded through the issuance of additional equity or, where the trust is able, additional debt. Because an income trust may make distributions to unitholders in excess of its net income, unitholder equity may decline over time.

Finally, for purposes of qualifying as a RIC under the Code, the extent to which the Fund can invest in a particular income trust may be limited, depending, for instance, on the trust’s treatment for U.S. federal income tax purposes and its underlying assets. See the “Federal Income Taxes” section for more information about these and other special tax considerations that can arise in respect of the Fund’s investments in income trusts, including royalty trusts.

WARRANTS AND RIGHTS

Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. The Fund typically uses warrants and rights in a manner similar to its use of options on securities, as described in “Options, Futures, and Forward Contracts” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Non-Standard Warrants. From time to time, the Fund may use non-standard warrants, including GDP warrants, low exercise price warrants or low exercise price options (“LEPOs”), and participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. GDP warrants require the issuer (a country) to make payments to the holder that vary based on the issuer’s gross domestic product or economic growth. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or brokers that issue them. Generally, banks and brokers associated with non-U.S.-based brokerage firms buy securities listed on certain non-U.S. exchanges and then issue P-Notes that are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter (“OTC”) derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Principal Risks of Investing in the Fund — Derivatives Risk,” “— Short Selling Risk,” and “— Counterparty Risk” in the Prospectus and “Uses of Derivatives,” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.

OPTIONS, FUTURES, AND FORWARD CONTRACTS

The Fund uses options, futures contracts (or “futures”), and forward contracts for various purposes, including for investment purposes and as a means to hedge other investments. See “Uses of Derivatives” for more information regarding the various derivatives strategies the Fund may employ using options, futures, and forward contracts. The use of options contracts, futures contracts, forward contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures, forward contracts, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance.

Options on Securities, ETFs, and Indices. The Fund may purchase and sell put and call options on equity, fixed income, or other securities, ETFs, or indices in standardized exchange-traded contracts. An option on a security, ETF, or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an ETF or index is required to pay the difference between the cash value of the ETF or index and the exercise price multiplied by the specified multiplier for the ETF or index option.

Purchasing Options on Securities and Indices. Among other reasons, the Fund may purchase a put option to hedge against a decline in the value of a portfolio security or other asset. If such a decline occurs, the put option will permit the Fund to sell the security or other asset at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security or other asset by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by the Fund to be profitable, the market price of the underlying security or other asset must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, the Fund may purchase call options to hedge against an increase in the price of securities or other assets the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities or other assets at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security or other asset rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by the Fund to be profitable, the market price of the underlying security or other asset must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities, ETFs, and Indices. Because the Fund receives a premium for writing a put or call option, the Fund may seek to increase its return by writing call or put options on securities, ETFs, or indices. The premium the Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium the Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security, ETF, or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

The Fund may write a call option on a security or other instrument held by the Fund (commonly known as “writing a covered call option”). In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, the Fund may write a call option on securities or other instruments in which it may invest but that are not currently held by the Fund (commonly known as “writing a naked call option”). During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities or other instruments that the Fund does not own are riskier than calls written on securities or other instruments owned by the Fund because there is no underlying security or other instrument held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security or other instrument to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities or other instruments that the Fund does not own have speculative characteristics and the potential for loss is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities or other instruments may not be available for purchase.

The Fund also may write a put option on a security, ETF, index, or other instrument. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security or other instrument for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security or other instrument is below the exercise price minus the premium received.

OTC Options. The Fund also may invest in OTC options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American-style, it may be exercised on any day up to its expiration date. In contrast, a European-style option may be exercised only on its expiration date.

In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, the Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. The Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, if the Fund has written an option, it may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. The Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If the Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when the Fund desires to do so.

Risk Factors in Options Transactions. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.)

The Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. In addition, that market may not exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets.

The exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, Atlas, and other funds advised by Atlas may constitute such a group. These limits could restrict the Fund’s ability to purchase or write options on a particular security.

An OTC option may be closed only with the consent of the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. No guarantee exists that the Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time. See “Swap Contracts and Other Two-Party Contracts — Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” for a discussion of counterparty risk and other risks associated with investing in OTC options.

Currency Options and Quantity-Adjusting (“Quanto”) Options. The Fund may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. If the Fund is permitted to invest in securities denominated in foreign currencies, it may purchase or sell options on currencies. In addition, the Fund may purchase and sell quanto options, which are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled.

Futures. To the extent consistent with applicable law and its investment restrictions, the Fund is permitted to invest in futures contracts and may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income investment), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and (to the extent the Fund is permitted to invest in commodities and commodity-related derivatives (as defined in “Commodity-Related Investments” below)) commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” The purchase of futures contracts can serve as a long hedge, and the sale of futures contracts can serve as a limited short hedge. The purchase and sale of futures contracts also may be used for speculative purposes.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made.

Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on non-U.S. exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

To the extent the Fund invests in futures contracts, it may be subject to risks related to rolling. When investing in futures contracts, the Fund will generally seek to “roll” its futures positions rather than hold them through expiration. In some circumstances, the prices of futures contracts with near-term expirations are lower than the prices of similar futures contracts with longer-term expirations, resulting in a cost to “roll” the futures contracts. The actual realization of a potential roll cost will depend on the difference in prices of futures contracts with near- and longer-term expirations, and the rolling of futures positions may result in losses to the Fund.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade — known as “contract markets” — approved by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. The Fund also may purchase futures contracts on non-U.S. exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Non-U.S. Exchanges.”

Index Futures. To the extent consistent with applicable law and investment restrictions, the Fund may purchase or sell Index Futures. The Fund may close open positions on a contract market on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to non-U.S. stock Index Futures.

Interest Rate Futures. The Fund may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Inflation-Linked Futures. The Fund may engage in transactions involving inflation-linked futures, including Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. Inflation-linked futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds) thereby creating “synthetic” inflation-indexed bonds. The Fund also may combine inflation-linked futures with U.S. Treasury futures contracts to create “synthetic” inflation-indexed bonds issued by the U.S. Treasury. See “Indexed Investments — Inflation-Indexed Bonds” for a discussion of inflation-indexed bonds.

Currency Futures. To the extent the Fund is permitted to invest in securities denominated in foreign currencies, it may buy and sell futures contracts on currencies.

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may hedge against a possible increase in the price of securities the Fund expects to purchase (or has sold short) by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, the Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. The Fund may have direct or indirect exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures, including through any investments in other funds. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures. While commodity futures on individual commodities are physically settled, Atlas intends to close out those futures contracts before the settlement date without the making or taking of delivery. See also “Commodity-Related Investments.”

Forward Contracts. A forward contract is a contract to buy or sell an underlying security or currency at a pre-determined price on a specific future date. The initial terms of the contract are set so that the contract has no value at the outset. Forward prices are obtained by taking the spot price of a security or currency and adding to it the cost of carry. No money is transferred upon entering into a forward contract and the trade is delayed until the specified date when the underlying security or currency is exchanged for cash. Subsequently, as the price of the underlying security or currency moves, the value of the contract also changes, generally in the same direction.

Forward contracts involve a number of the same characteristics and risks as futures contracts but there also are several differences. Forward contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward prices and futures prices, especially in circumstances where interest rates and futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a security or currency as desirable, which may vary from the standardized provisions available through any futures contract. Finally, forward contracts, as two party obligations for which there is no secondary market, involve counterparty credit risk not present with futures.

Forward currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency transactions involve significant risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by U.S. governments or foreign governments or central banks, or by currency controls or political developments in the United States or abroad, including repatriation limitations. The Fund’s exposure to foreign currencies means that a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by the Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. The securities pledged to counterparties to secure the Fund’s margin accounts could be subject to a “margin call,” pursuant to which the Fund would be required to either deposit additional funds with the counterparty or suffer mandatory liquidation of the pledged securities to compensate for the decline in market value. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Furthermore, the low margin deposits normally required in futures trading permit a high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses. Trading hours for non-U.S. stock Index Futures may not correspond perfectly to the trading hours of the non-U.S. exchange to which a particular non-U.S. stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of non-U.S. stock Index Futures and the value of the relevant index.

The Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing are denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The Fund’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments at all or that their use will be effective. In addition, a liquid market may not exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, if the Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net asset value will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

In addition, if a futures broker of the Fund becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearing house fully discharging all of its obligations. In the event of the bankruptcy of a futures broker, the Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts. Also, in contrast to the treatment of margin provided for cleared derivatives, the futures broker does not typically notify the futures clearing house of the amount of margin provided by the futures broker to the futures clearing house that is attributable to each customer. Therefore, the Fund is subject to the risk that its margin will be used by the futures clearing house to satisfy the obligations of another customer of its futures broker. In addition, in the event of the bankruptcy or insolvency of a clearing house, the Fund might experience a loss of funds deposited through its futures broker as margin with the clearing house, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by a futures broker who was a member of such clearing house. Furthermore, if a futures broker does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a futures broker, the Fund could have only an unsecured creditor claim in an insolvency of the futures broker with respect to the margin held by the futures broker.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Physical Delivery Risk. The Fund, through the Subsidiary, may trade in physical commodities and/or invest in certain futures contracts on commodities that are not required to be cash settled. In such cases, the Fund, through the Subsidiary, may take physical delivery of commodities. Such commodities may be subject to the risk of theft, spoilage, destruction and similar risks. In addition, storage, insurance, and other costs associated with holding commodities will affect the value of such contracts. In the event that the Fund holds physical commodities and one or more of the foregoing risks materialize, and in light of the costs associated with holding commodities, the Fund may suffer losses.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when Atlas reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

See also “Commodity-Related Investments” for more discussion of the special risks of investing in commodity futures, options on commodity futures, and other commodity-related instruments and investments, including forward contracts, structured notes, convertible securities and warrants of issuers in commodity-related industries or with respect to the physical commodities themselves, and other related types of derivatives, including certain tax-related risks.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Non-U.S. Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on U.S. exchanges. For example, some non-U.S. exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, the Fund will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, the Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk of being unable to obtain payments owed under foreign futures contracts or of those payments being delayed or made only after the Fund has incurred the costs of litigation. To the extent that Atlas’s view with respect to a particular counterparty changes adversely (whether due to external events or otherwise), the Fund’s existing transactions with that counterparty will not necessarily be required to be terminated or modified. In addition, the Fund may enter into new transactions with a counterparty that Atlas no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount). In addition, unless the Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on non-U.S. exchanges and other currencies, any profits that the Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of non-U.S. options and futures also may be adversely affected by other factors unique to non-U.S. investing.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

The Fund uses swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options, futures, and forward contracts. See “Uses of Derivatives” for more information regarding the various derivatives strategies the Fund may employ using swap contracts and other two-party contracts.

Swap Contracts. The Fund may directly or indirectly use various different swaps, such as swaps on securities, ETFs, and securities indices, total return swaps, interest rate swaps, basis swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps, and other types of available swap agreements, depending on the Fund’s investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset, ETF, or index. Swaps can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if Atlas determines it is consistent with the Fund’s investment objective and policies.

The Fund may enter into swaps on securities, ETFs, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, ETF, basket of securities, or securities index (e.g., S&P 500 Index). Additionally, the Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. The Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, ETF, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, the Fund may enter into interest rate swaps (including municipal swaps) in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. The Fund also may enter into swaps to modify its exposure to particular currencies using cross-currency swaps. For instance, the Fund may enter into a cross-currency swap between the U.S. dollar and the Japanese yen in order to increase or decrease its exposure to each such currency. Cross-currency swaps are contracts between two counterparties to exchange interest and principal payments in different currencies. The Fund entering into a cross-currency swap is exposed to both interest rate risk and foreign currency exchange risk. The Fund also may enter into basis swaps in order to limit interest-rate risk as a result of the difference between borrowing and lending rates. Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

The Fund may use inflation swaps (including inflation swaps tied to the CPI), which involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as the Secured Overnight Financing Rate (“SOFR”). Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds), thereby creating synthetic inflation-indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation-indexed bonds issued by the U.S. Treasury. See “Indexed Investments — Inflation-Indexed Bonds.”

In addition, the Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or non-U.S. issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. Rather than exchange the bonds for the par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). The Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts”). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. The Fund also may invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps.

The Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and generally would have no payment obligations, with the exception of an initial payment made on the credit default swap or any margin requirements with the credit default swap counterparty. For credit default swap agreements, trigger events for payment under the agreement vary by the type of underlying investment (e.g., corporate and sovereign debt, asset-backed securities, and credit default swap indices) and by jurisdiction (e.g., United States, Europe and Asia).

The Fund may use dividend swaps. Under a dividend swap, one party pays to the other party the dividends paid with respect to a notional amount of a security (or a basket or index of securities) during the term of the swap, in exchange for interest rate or other payments. To the extent the dividends paid on the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, the Fund may use volatility swaps. Volatility swaps involve the exchange of forward contracts on the future realized volatility of a given underlying asset, and allow the Fund to take positions on the volatility of that underlying asset. The Fund also may use a particular type of volatility swap, known as a variance swap agreement, which involves an agreement by two parties to exchange cash flows based on the measured variance (volatility squared) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund may use correlation swaps, which provide exposure to increases or decreases in the correlation between the prices of different assets or market rates. Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

The Fund may have direct or indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index) or to commodity swaps on individual commodities or baskets of commodities. See “Commodity-Related Investments” for more discussion of the Fund’s use of commodity swap contracts and other related types of derivatives.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. The Fund will only enter into contracts for differences (and analogous futures positions) when Atlas believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, the Fund may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets are a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above.

Interest Rate Caps, Floors, and Collars. The Fund may use interest rate caps, floors, and collars for the same or similar purposes as it uses interest rate futures contracts and options and, as a result, will be subject to similar risks. See “Options, Futures, and Forward Contracts — Risk Factors in Options Transactions” and “— Risk Factors in Futures and Futures Options Transactions.” Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. The Fund may only close out an OTC swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet or disputes its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement.

Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The Fund, therefore, assumes the risk that it may be unable to obtain payments Atlas believes are owed under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

The credit rating of a counterparty may be adversely affected by greater-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

Counterparty risk with respect to derivatives has been and will continue to be affected by rules and regulations relating to the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers for cleared derivatives. Although a clearing member is required to segregate assets from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets, if a clearing member does not comply with the applicable regulations, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the assets held by the clearing member.

The risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Notional amounts of swap transactions are not subject to any limitations, and swap contracts may expose the Fund to unlimited risk of loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Additional Risk Factors in OTC Derivatives Transactions. OTC derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies, or errors in the documentation relating to a derivative transaction lead to a dispute with the counterparty or unintended investment results.

Additionally, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern OTC derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to events of default and termination events, and may include collateral posting terms and netting provisions that apply in the event of a default and/or a termination event. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations. On the other hand, the bankruptcy or insolvency of the counterparty may allow the Fund to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty, and the relevant ISDA Agreement may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of an ISDA Agreement will be enforceable, including, for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against termination or the right of offset obligations. Additionally, the netting and close out provisions of an ISDA Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions.

Additional Risk Factors in Cleared Derivatives Transactions. Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund makes payments (including margin payments) to and receives payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy and any increase in margin held by a clearing member could expose the Fund to greater credit risk to its clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that Atlas expects to be cleared) and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is generally less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member. Also, such documentation typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If the Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government, the European Union, the United Kingdom, and certain other jurisdictions have adopted mandatory minimum margin requirements for bilateral derivatives. These rules impose minimum variation margin requirements and in some cases, minimum initial margin requirements. These and other rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are evolving, so their full impact on the Fund and the financial system are not yet fully known. While these rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to different kinds of costs and risks.

Risks of Qualified Financial Contracts. Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which took effect throughout 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. Similar regimes have been adopted in the European Union and various other jurisdictions. These regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the European Union, governmental authorities could reduce, eliminate or convert to equity the liabilities to the Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”). These requirements may impact the Fund’s credit and counterparty risks.

Use of Futures and Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments — Commodity Pool Operator Status. Atlas, with respect to the Fund, has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to CFTC Rule 4.5 (the “exclusion”). Accordingly, Atlas is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Fund. For Atlas to remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Atlas would be required to register as a “commodity pool operator” with the CFTC with respect to the Fund. The eligibility of Atlas to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the requirements of Rule 4.5, which may adversely affect the Fund’s total return. In the event Atlas becomes unable to rely on the exclusion in Rule 4.5 with respect to the Fund and Atlas is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks, brokers or other types of counterparties, such as hedge funds, mutual funds or institutional investors. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Principal Risks of Investing in the Fund — Counterparty Risk” in the Prospectus.

“Peer-to-Peer” Repurchase and Reverse Repurchase Agreements. The Fund may enter into repurchase and reverse repurchase agreements through a “peer-to-peer” platform offered by the Fund’s custodian. Through this platform, the Fund may enter into repurchase or reverse repurchase agreements with other participants in the platform, which may include (but are not limited to) mutual funds, hedge funds, pension plans or other institutional investors. In addition to the risks associated with repurchase and reverse repurchase agreement transactions generally, which are described herein and in the Prospectus, counterparty risk may be enhanced when these transactions are conducted through the peer-to-peer platform, because the counterparty may not be subject to the same level of regulation as a bank. While participants in the platform are expected to provide basic financial information to each other, Atlas’s ability to evaluate and monitor the creditworthiness of its counterparties will be limited. The Fund’s custodian acts as agent on behalf of the buyer in connection with transactions entered into on the platform. In exchange for a fee paid by the seller, the Fund’s custodian provides a guarantee of the seller’s obligations under such transactions. When the Fund acts as a buyer in a transaction and the seller experiences a default (as defined in the platform documentation), the guarantee is expected to be available to satisfy certain obligations of the seller to the buyer. There can be no assurance that the Fund’s custodian will be willing or able to honor its obligations under the guarantee. The Fund may have contractual remedies, but there can be no assurance that the Fund will succeed in enforcing those contractual remedies or how long it will take to do so.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Variable Rate Securities” and “Indexed Investments.” In addition, the Fund may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). See, for example, “Options, Futures, and Forward Contracts — Inflation-Linked Futures” above.

Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

In addition to market risk and credit risk, holders of fixed income securities are subject to inflation/deflation risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely or materially impair the ability of distressed issuers to restructure, which may result in a decline in the net asset value of the Fund’s portfolio.

Because interest rates vary, the future income of the Fund that invests in floating rate fixed income securities cannot be predicted with certainty. To the extent the Fund invests in indexed securities, the future income of the Fund also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

The Fund may invest in a wide range of debt and fixed income instruments, including, but not limited to, Asset-Backed and Mortgage-Backed Securities, U.S. Government and Foreign Government Securities and Zero Coupon Securities, each of which is described below.

CASH AND OTHER HIGH QUALITY INVESTMENTS

The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items and other high quality debt securities may include fixed income securities issued by the governments, agencies or instrumentalities of the U.S. and other developed market countries (e.g., Japan and Canada), bankers’ acceptances, commercial paper, and bank certificates of deposit. If a custodian holds cash on behalf of the Fund, the Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Fund will be subject to credit risk with respect to such a custodian, which may be heightened to the extent the Fund takes a temporary defensive position.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

The Federal Housing Finance Agency (“FHFA”) and the White House have made public statements regarding plans to consider ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on Fannie Mae’s and Freddie Mac’s creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock certificate. Should Fannie Mae’s and Freddie Mac’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to the Fund.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, and the Inter-American Development Bank.

As with other fixed income securities, U.S. and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. or foreign government securities may fall during times of rising interest rates. Yields on U.S. and foreign government securities tend to be lower than those of corporate securities of comparable maturities. Generally, when interest rates on short-term U.S. Treasury obligations equal or approach zero, the Fund that invests a substantial portion of its assets in U.S. Treasury obligations will have a negative return unless Atlas waives or reduces its management fees.

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.

In addition to investing directly in U.S. and foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. The Fund also may invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.

AUCTION RATE SECURITIES

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by brokers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

REAL ESTATE INVESTMENT TRUSTS AND OTHER REAL ESTATE-RELATED INVESTMENTS

The Fund may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition, and other risks related to local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market prices of their securities.

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Fund may invest in different types of REITs, including equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which invest in and own real estate directly, generally invest a majority of their assets in income-producing properties to generate cash flow from rental income and gradual asset appreciation. The income-producing properties in which equity REITs invest typically include land, office, retail, industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs, which make construction, development, or long-term mortgage loans, generally invest the majority of their assets in real estate mortgages or mortgage-backed securities and derive their income primarily from interest payments on the mortgages. Hybrid REITs share characteristics of equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. An exchange-traded REIT is generally more liquid than a REIT that is not traded on a securities exchange. The Fund may invest in both exchange-traded and privately traded REITs.

In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. In addition, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs, the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. If a U.S. REIT were not to be eligible for the favorable tax treatment afforded to REITs under the Code, it would be subject to federal income tax, thus reducing its value. See the “Federal Income Taxes” section for a discussion of special tax considerations relating to the Fund’s investments in U.S. REITs.

By investing in REITs indirectly through the Fund, an investor will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors. Investments in REITs are subject to risks associated with the direct ownership of real estate.

ASSET-BACKED AND RELATED SECURITIES

An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below. Investments in asset-backed securities are subject to all of the market risks for fixed income securities described elsewhere in this SAI.

Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by the Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, further deterioration of worldwide economic and liquidity conditions, the location of the property underlying the mortgage, the age of the mortgage loan, governmental action, including legal impairment of underlying home loans, changes in demand for products financed by those loans, the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities.

There are fewer investors in mortgage-backed securities markets and those investors are more homogenous than in markets for other kinds of securities. If a number of market participants are impacted by negative economic conditions, forced selling of mortgage-backed securities unrelated to fundamental analysis could depress market prices and liquidity significantly and for a longer period of time than in markets with greater liquidity.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable. When worldwide economic and liquidity conditions deteriorated in 2008, mortgage-backed securities became subject to greater illiquidity risk. These conditions may occur again. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During the periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, have resulted, and may continue to result in delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments. Many so-called sub-prime mortgage pools have become distressed during the periods of economic distress and may trade at significant discounts to their face value during such periods. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.

Mortgage-backed securities may include Variable Rate Securities as such term is defined in “Variable Rate Securities” below.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Similar to mortgage-backed securities, other asset-backed securities face illiquidity risk from worldwide economic and liquidity conditions as described above in “Mortgage-Backed Securities.” The risk of investing in asset-backed securities has increased since 2008 because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Principal repayments of asset-backed securities are at risk if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. The issuance of underlying assets may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. During the 2008 global financial crisis, a significant number of asset-backed security insurers defaulted on their obligations.

The market value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The market value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation for underlying assets (e.g., failure to properly document a security interest in the underlying collateral) can affect the rights of the holders of those underlying assets. In addition, the insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit card receivables are unsecured. In addition, the Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans to corporations, or a combination of bonds and loans, many of which may be unsecured (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) (see “Collateralized Debt Obligations” (“CDOs”)). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

In many securitizations, CDOs and similar transactions, there are asset and counterparty performance requirements that must be met to ensure income is paid to all investors, rather than being retained in a lock-up or cash reserve as additional credit or liquidity support for senior investors. If the Fund takes subordinated positions in such transactions, or if a diversion were to occur, it could result in an elimination, deferral or reduction of the income received by the Fund.

Each loan portfolio underlying a securitization is administered by a servicer whose role may include underwriting the loan portfolio, arranging its securitization, administering cash flows and arrears, and overseeing the realization of security where a loan has gone into default. The Fund’s investment and the return to the Fund may be adversely impacted where, among other things, the servicer (1) fails to follow best practices in realizing any security values, or (2) fails to adequately administer the loans that fall into arrears or default. In the event that the servicer is unable to meet its administrative obligations, a substitute servicer will need to be appointed. There is a risk that a substitute servicer will not be available when required, that the substitute servicer will not be able to perform its duties with the requisite level of skill and competence or that it will require extra time to assume responsibility for the portfolio.

Collateralized Mortgage Obligations (“CMOs”); Residuals and Strips. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

The Fund also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at a variable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

Collateralized Debt Obligations (“CDOs”). The Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include U.S. and non-U.S. senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. The Fund may invest in any tranche of a CBO or CLO. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, the Fund may characterize its investments in CDOs as illiquid. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), default risk, prepayment risk, credit risk (including adverse credit spread moves), illiquidity risk, market risk, structural risk, and legal risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans, or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer of the securitized assets (particularly where the underlying collateral in a loan portfolio is not individually assessed prior to purchase); (iii) market and illiquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale; and (iv) if the particular structured product is invested in a security in which the Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

The Fund may invest in covered bonds, which are debt securities issued by banks or other credit institutions that are backed by both the issuing institution and underlying pool of assets that compose the bond (a “cover pool”). The cover pool for a covered bond is typically composed of residential or commercial mortgage loans or loans to public sector institutions. A covered bond may lose value if the credit rating of the issuing bank or credit institution is downgraded or the quality of the assets in the cover pool deteriorates.

VARIABLE RATE SECURITIES

Variable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Variable rate securities include U.S. government securities and securities of other issuers. Some variable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of variable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on variable rate securities may lag changes in prevailing market interest rates. Also, some variable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, variable rate securities are less likely than non-variable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

MEZZANINE SECURITIES

The Fund may invest in mezzanine securities, which are unsecured securities that are senior to common stock or other equities but that are subordinated to substantial amounts of senior debt. Holders of mezzanine securities are generally not entitled to receive any payments in bankruptcy or liquidation until senior creditors are paid in full. In addition, the legal remedies available to holders of mezzanine securities are normally limited by contractual restrictions benefiting senior creditors. In the event a company in which the Fund holds mezzanine securities cannot generate adequate cash flow to meet senior debt service, the Fund may suffer a partial or total loss of capital invested. In situations where some or all of the senior debt is unsecured, distributions in respect of mezzanine securities may be substantially less than distributions payable to other unsecured creditors. Because issuers of mezzanine securities are often highly leveraged, their relatively high debt-to-equity ratios create increased risks that their operations cannot generate adequate cash flow to meet senior debt service.

BELOW INVESTMENT GRADE SECURITIES

The Fund may invest in securities or instruments rated below investment grade (that is, rated below Baa3/P-3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-3 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by Atlas to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “high yield” or “junk bonds”). In addition, the Fund may hold securities that are downgraded to below investment grade status after the time of purchase by the Fund (sometimes referred to as “fallen angel” securities). The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic, regulatory or other conditions (including, for example, a substantial period of rising interest rates or declining earnings) may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. High yield securities may be unsecured and may be subordinate to other obligations of the issuer, including obligations to senior creditors, trade creditors and employees. In addition, many issuers of high yield debt may be (i) in poor financial condition; (ii) experiencing poor operating results; (iii) having substantial capital needs or negative net worth; or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund’s investments in Below Investment Grade Securities are more dependent on Atlas’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High yield debt has historically experienced greater default rates than has been the case of investment grade securities.

The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued (see “Determination of Net Asset Value” in the Prospectus and herein), particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default.

Consolidation in the financial services industry has resulted in there being fewer market makers for high yield debt securities, which may result in further risk of illiquidity and volatility with respect to high yield debt securities held by the Fund, and this trend may continue in the future. Furthermore, high yield debt securities held by the Fund may not be registered under the Securities Act of 1933, as amended, (the “1933 Act”), and, unless so registered, the Fund will not be able to sell such high yield debt securities except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics.

DISTRESSED OR DEFAULTED DEBT SECURITIES

The Fund may invest, directly or indirectly (through derivatives or other funds), in securities, claims, and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). The Fund may purchase distressed securities and instruments of all kinds, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed or defaulted debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that can lead to payment defaults and insolvency proceedings on the part of their issuers. For example, investments in stressed or distressed loans are often less liquid than performing loans. In addition, the market may be less liquid for distressed or defaulted securities than for other types of securities. Reduced liquidity can affect the values of distressed or defaulted securities, make their valuation and sale more difficult, and result in greater volatility.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for Atlas to determine within reasonable standards of predictability. The Fund may invest in companies that are in the process of exiting, or that have recently exited, the bankruptcy process. Investments in post-reorganization securities typically entail a higher degree of risk than investments in securities that have not recently undergone a reorganization or restructuring. Moreover, post-reorganization securities can be subject to heavy selling or downward pricing pressure after the completion of a bankruptcy reorganization or restructuring. If the Fund’s evaluation of the anticipated outcome of an investment should prove inaccurate, the Fund could experience a loss. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If Atlas’s assessment of the eventual recovery value of a defaulted debt security proves incorrect, the Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Risks of Litigation. Investing in securities issued by companies under financial or business stress can be a contentious and adversarial process that involves litigation. Different investor groups may have qualitatively different, and frequently conflicting, interests. The Fund may have indemnification obligations in connection with any such litigation. In particular, the Fund may be obligated to indemnify its trustees, Atlas and any director, officer, partner, member, stockholder, controlling person or employee of Atlas and any person serving at the request of the Fund.

Liquidation and Litigation Trusts. The Fund may invest or otherwise acquire, such as in a distribution pursuant to a plan of reorganization, interests or instruments in liquidation, litigation, and/or similar trusts which may provide a recovery to its beneficiaries by asserting litigation claims or otherwise liquidating assets of a debtor. Interests or instruments in liquidation, litigation or similar trusts could be illiquid and/or difficult to value. Any recovery pursuant to an interest or instrument in such trusts may be significantly delayed as a result of prolonged litigation or other proceedings, which may not be successful and could result in no recovery to the beneficiaries of the trust.

Rescue Financings and DIP Loans. The Fund may support and/or participate in the provision of rescue financings, which are typically secured loans structured to generate high risk-adjusted returns extended to distressed companies that have not yet filed for bankruptcy protection. The Fund also may support and/or participate in the provision of debtor-in-possession (“DIP”) loans to companies undergoing bankruptcy reorganization to assist them with their financing needs during the reorganization process. In this context, the Fund generally will obtain a secured and/or a priority claim against the borrower’s assets that would permit the Fund to foreclose on its collateral if the borrower fails to restructure or reorganize. In addition, if the Fund wished to participate in the restructured or reorganized entity, it could agree to convert its loan into securities issued in connection with the restructuring or reorganization. If the borrower fails to successfully restructure or reorganize, or if the assets pledged as collateral for the Fund’s DIP or rescue loan are insufficient, the Fund may not be able to recover the full amount lent to the borrower and may lose money.

Participation on Creditors’ Committees. Generally, when the Fund holds bonds or other fixed income securities of an issuer, the Fund becomes a creditor of the issuer. Although under no obligation to do so, the Fund may participate on committees formed by creditors to negotiate the management of financially troubled issuers that may or may not be in bankruptcy or the Fund may seek to negotiate directly with the issuers with respect to restructuring issues. If the Fund does join a creditors’ committee, the participants of the committee would be interested in obtaining an outcome that is in their respective individual best interests and there can be no assurance of obtaining results most favorable to the Fund in such proceedings. By participating on such committees, the Fund may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Fund to liability to such other creditors who disagree with the Fund’s actions. As a member of a creditors’ committee, the Fund also may be provided with material non-public information that may restrict the Fund’s ability to trade in the issuer’s securities. The Fund may determine in good faith that its trading activities are not restricted and may trade in the issuer’s securities while engaged in the issuer’s restructuring activities. Such trading creates a risk of litigation and liability that may cause the Fund to incur significant legal fees and potential losses.

Risks Associated with Bankruptcy and Insolvency Cases. Many of the events within a bankruptcy or insolvency case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a court would not approve actions which may be contrary to the interests of the Fund.

Generally, the duration of a bankruptcy or insolvency case can only be estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, plan approval by creditors and confirmation by the court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays; and during the process the company’s competitive position may erode, key management personnel may depart and the company may not be able to invest adequately. In many cases, the company may not be able to reorganize and may be required to liquidate assets. In addition, the debt of companies in financial reorganization may not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value.

In addition, the effect of a bankruptcy filing on a company may adversely and permanently affect the company. The company may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the realization value of the company may not equal the realization value that was believed to exist at the time of the investment.

During a bankruptcy case, an automatic stay will prevent all creditors from taking action against the debtor to collect on amounts owed to such creditors. Unless a creditor’s claim in such case is secured by assets having a value in excess of such claim, no interest will be permitted to accrue and, therefore, a creditor’s return on investment can be adversely affected by the passage of time during which the plan of reorganization of the debtor is being negotiated, approved by the creditors and confirmed by the bankruptcy court.

The administrative costs in connection with a bankruptcy proceeding are frequently high and will generally be paid out of the debtor’s estate prior to any return to creditors (other than out of assets or proceeds thereof which are subject to valid and enforceable liens and other security interests) and equity holders. In addition, certain claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high.

U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for purposes of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund’s influence with respect to a class of securities can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class.

Claims in bankruptcy cases are often paid at less than par and, depending on the debtor’s assets and liabilities, there may be no recovery at all for some classes of creditors. The claims of secured creditors are often paid out over time. Initially, only the debtor may file a proposed plan of reorganization. While the U.S. Bankruptcy Code permits other parties-in-interest to file proposed plans of reorganization after the debtors’ “exclusive period” to do so ends, bankruptcy courts often extend the debtor’s exclusive period, which effectively permits only the debtor to file a proposed reorganization plan. While creditors can vote on the plan of reorganization the unanimous consent of all creditor classes is not necessarily required for the bankruptcy court to confirm the plan. Therefore, a plan can, subject to the provisions of the U.S. Bankruptcy Code, be “crammed down” on dissenting classes of creditors.

Even if a class of claims is entitled to a recovery in a reorganization or liquidation proceeding, such recovery could be in the form of instruments or interests different from the form of instrument or interest which formed the basis for the claims, including debt securities, equities, warrants, options, cash, interests in litigation claims or trusts formed to pursue such litigation claims, interests in liquidation trusts, or other property or interests, any of which could be illiquid and/or difficult to value.

Furthermore, there are instances where creditors and equity holders may lose their ranking and priority when they act inequitably in taking over management and functional operating control of a debtor or otherwise. Creditors, particularly creditors that own equity or are in control of a debtor, also may lose priority in situations where a bankruptcy court determines that debt should be recharacterized as equity based on the perceived “intent” of the parties as determined by the bankruptcy court.

Notwithstanding the corporate structure of various debtor entities, such as special purpose entities created to hold assets and to structure for bankruptcy remoteness, such entities may, in certain cases, be substantively consolidated in bankruptcy proceedings, which can affect the outcome of such proceedings and adversely affect the amounts ultimately received by creditors.

The U.S. Bankruptcy Code and other laws and regulations affecting debtors’ and creditors’ rights are subject to change, including by way of legislative action or judicial interpretation. Such changes could alter the expected outcome or introduce greater uncertainty regarding the expected outcome of an investment situation of the Fund, which may adversely affect such investment or the Fund’s investment program.

Investments in the debt of financially stressed companies domiciled outside the United States involve additional risks. Bankruptcy law and process may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights (including the right to enforce liens on collateral), reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Risks of Pre-filing Investments. The Fund may invest in the securities and obligations issued by issuers that are financially distressed and that Atlas expects will commence bankruptcy proceedings, including debt obligations that are in covenant or payment default (each such issuer a “pre-filing issuer”). Atlas generally considers such investments to be speculative. The repayment of defaulted obligations is subject to significant uncertainties. These loans are subject to the risks inherent in the bankruptcy process and do not possess certain protections, such as priming liens, afforded to other creditors. It is possible that a creditor making an investment prior to the commencement of bankruptcy proceedings will be deemed to have acted inequitably and consequently lose ranking and priority. In addition, investments in pre-filing issuers are more likely to be challenged as fraudulent conveyances and amounts paid on the investment may be subject to avoidance as preferences under certain circumstances.

LEVERAGED COMPANIES

The Fund’s investments may provide exposure to companies whose capital structures have significant leverage. Such investments are inherently more sensitive to declines in revenues and to increases in expenses and interest rates. The leveraged capital structure of such investments will increase the exposure of the companies to adverse economic factors such as downturns in the economy or deterioration in the condition of the company or its industry. Additionally, the securities acquired by the Fund may be the most junior securities in what may be a complex capital structure, and thus subject to the greatest risk of loss.

ZERO COUPON SECURITIES

When the Fund invests in “zero coupon” fixed income securities, it accrues interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. To qualify as a RIC under the Code, the Fund is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and STRIPS.

INDEXED INVESTMENTS

The Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

While investments that track the performance of an index may increase the number, and thus the diversity, of the underlying assets to which the Fund is exposed, such investments are subject to many of the same risks of investing in the underlying assets that comprise the index discussed elsewhere in this section, as well as certain additional risks that are not typically associated with investments in such underlying assets. An investment that is designed to track the performance of an index may not replicate and maintain exactly the same composition and relative weightings of the assets in the index. Additionally, the liquidity of the market for such investments may be subject to the same conditions affecting liquidity in the underlying assets and markets and could be relatively less liquid in certain circumstances. The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the United States and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness. The Fund’s investments in certain indexed securities, including inflation-indexed bonds, may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders (including at a time when it may not be advantageous to do so).

In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.

Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

Inverse Floating Obligations. Indexed securities in which the Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.

Inflation-Indexed Bonds. The Fund may invest in inflation-indexed bonds and in futures contracts on inflation-indexed bonds. See “Options, Futures, and Forward Contracts — Inflation-Linked Futures” for a discussion of inflation-linked futures. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes.

Inflation-indexed securities issued by the U.S. Treasury (or TIPS) have maturities of approximately five, ten, or thirty years, although it is possible that securities that have other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The market price of inflation-indexed bonds (including TIPS) normally changes when real interest rates change. Their value typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced.

Although inflation-indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation-indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by the Fund from inflation-indexed bonds are included in the Fund’s gross income for the period in which they accrue. Any increase in the principal amount of an inflation-indexed bond constitutes taxable ordinary income to the Fund, even though principal is not paid until maturity.

STRUCTURED NOTES

Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

FIRM COMMITMENTS, WHEN-ISSUED SECURITIES, AND TBAS

The Fund may enter into firm commitments and similar agreements with banks or brokers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, the Fund that invests in fixed income securities may enter into a firm commitment agreement if Atlas anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. The Fund generally does not earn income on the securities it has committed to purchase until after delivery. The Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).

The Fund may purchase or sell securities, including mortgage-backed securities, in the to-be-announced (“TBA”) market. A TBA purchase commitment is a security that is purchased or sold for a fixed price and the underlying securities are announced at a future date. The seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. The purchaser of TBA securities generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser.

FINRA rules have been adopted that include mandatory margin requirements for the TBA market with limited exceptions. TBAs have historically not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.

LOANS (INCLUDING BANK LOANS), LOAN PARTICIPATIONS, AND ASSIGNMENTS

The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by a corporate, governmental, or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. Investments in direct debt instruments are subject to the Fund’s policies regarding the quality of debt investments generally. Such instruments may include term loans and revolving loans, may pay interest at a fixed or floating rate, and may be senior or subordinated. The Fund may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation).

Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by any rating agency. In the event of non-payment of interest or principal, loans that are secured offer the Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due. The bank loans acquired by the Fund may be below investment grade, unrated, and/or under secured.

When investing in a loan participation, the Fund typically purchases participation interests in a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, the Fund generally will have no rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. Additional risks include inadequate perfection of a loan’s security interest, the possible invalidation or compromise of an investment transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws, the validity and seniority of bank claims and guarantees, environmental liabilities that may arise with respect to collateral securing the obligations, and adverse consequences resulting from participating in such instruments through other institutions with lower credit quality.

Bank loans and participation interests may not be readily marketable and may be subject to restrictions on resale. There can be no assurance that future levels of supply and demand in loan or loan participation trading will provide an adequate degree of liquidity and no assurance that the market will not experience periods of significant illiquidity in the future.

Investments in loans through direct assignment of a lender’s interests may involve additional risks to the Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness the Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.

Atlas may, with respect to its management of investments in certain loans for the Fund, seek to remain flexible to purchase and sell other securities in the borrower’s capital structure, by remaining “public.” In such cases, Atlas will seek to avoid receiving material, non-public information about the borrowers to which the Fund may lend (through assignments, participations or otherwise). Atlas’s decision not to use material, non-public information about borrowers may place Atlas at an information disadvantage relative to other lenders. Also, in instances where lenders are asked to grant amendments, waivers or consents in favor of the borrower, Atlas’s ability to assess the significance of the amendment, waiver or consent or its desirability from the Fund’s point of view may be materially and adversely affected.

When Atlas’s employees, on-site consultants, partners, members, directors, or officers come into possession of material, non-public information about the issuers of loans that may be held by the Fund or other accounts managed by Atlas (either intentionally or inadvertently), or material, non-public information is otherwise attributed to Atlas, Atlas’s ability to trade in other securities of the issuers of these loans for the account of Atlas may be limited pursuant to applicable securities laws. Such limitations on Atlas’s ability to trade could have an adverse effect on the Fund. In many instances, these trading restrictions could continue in effect for a substantial period of time.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so.

Loans may not be considered “securities,” and when the Fund purchases a loan it may not be entitled to rely on anti-fraud and other protections under the federal securities laws.

Covenant lite loans risk. Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Trade Claims. The Fund may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims generally are not regulated by U.S. federal securities laws or the Securities and Exchange Commission (“SEC”).

Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Although Atlas endeavors to protect against such risks in connection with the evaluation and purchase of claims, trade claims are subject to risks not generally associated with standardized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims also may be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if the Fund does receive payment, it may be in an amount less than what the Fund paid for or otherwise expects to receive in respect of the claim.

In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.

Lender Liability Considerations and Equitable Subordination Risks. A number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. In addition, courts have in some cases applied the doctrine of equitable subordination to subordinate the claim of a lending institution against a borrower to claims of other creditors of the borrower when the lending institution is found to have engaged in unfair, inequitable, or fraudulent conduct. There can be no assurance as to whether any fund, lending institution, or other party from which the Fund may directly or indirectly acquire such claims engaged in any such conduct, and if it did, as to whether the Fund would be subject to claims that the Fund’s portfolio investments should be equitably subordinated based on such conduct. Because of the nature of certain of the Fund’s portfolio investments, the Fund could be subject to allegations of lender liability or to claims that the Fund’s portfolio investments should be equitably subordinated.

Fraudulent Conveyance and Preference Risk. Various federal and state laws enacted for the protection of creditors may apply to the purchase of the Fund’s investments by virtue of the Fund’s role as a creditor with respect to the borrowers under such investments. If a court in a lawsuit brought by an unpaid creditor, a debtor-in-possession, a trustee in bankruptcy, or their respective representatives, were to find that the borrower did not receive fair consideration or reasonably equivalent value for incurring indebtedness evidenced by an investment and the grant of any security interest or other lien securing such investment and, after giving effect to such indebtedness and/or grant of any security interest or other lien, the issuer or obligor (i) was insolvent; (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital; or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could, under certain circumstances, invalidate, in whole or in part, such indebtedness and such security interest or other lien as fraudulent conveyances, could subordinate such indebtedness to existing or future creditors of the borrower, and could allow the borrower to recover amounts previously paid by the borrower to the creditor (including to the Fund) in satisfaction of such indebtedness or proceeds of such security interest or other lien previously applied in satisfaction of such indebtedness.

The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer or obligor would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets were less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer or obligor was “insolvent” after giving effect to the incurrence of the indebtedness and/or the granting of any security interest or other lien or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence of indebtedness and/or grant of security interests or other lien.

The Fund may invest in bank debt or other indebtedness issued by a borrower which is guaranteed by other entities within the borrower’s corporate family. In such circumstances, the borrower often has little or no assets other than the stock of its subsidiaries and, as a result, any recovery is often available only, if at all, from the entities that guaranteed the indebtedness. There is a risk, however, that the obligations of such guarantors and any security interests or other liens issued by the guarantors to secure such obligations may be avoided as fraudulent conveyances in the event that a court were to determine that such guarantors did not receive reasonably equivalent value in exchange for the issuance of the guarantees and for the security interests or other liens. A court could determine that the guarantors did not receive reasonably equivalent value or fair consideration in incurring the obligations and granting the security interests or other liens despite the existence of “indirect” benefits to the guarantors, such as the strengthening of the corporate enterprise in the transaction. Additionally, provisions in guarantees and other similar documents governing similar obligations by which fraudulent conveyance exposure is sought to be reduced or eliminated, such as so-called “savings clauses,” may not be enforceable. As a result, the Fund’s investment in corporate bank debt or other indebtedness could be subject to avoidance as a fraudulent conveyance.

In addition, in the event of the insolvency (as determined by a court based on the law of the jurisdiction which is being applied) of an issuer of an investment, payments made on the Fund’s investment could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency depending on a number of factors.

There can be no assurance that a successful cause of action for fraudulent conveyance or preference will not occur, or as to whether any fund, lending institution or other party from which the Fund may directly or indirectly acquire an investment engaged in any conduct to give rise to such causes of action, and if it did, as to whether such causes of action could be asserted against the Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

The Fund may enter into reverse repurchase agreements and dollar roll agreements with banks, brokers or other types of counterparties, such as hedge funds, mutual funds or institutional investors, to enhance return. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Principal Risks of Investing in the Fund — Derivatives Risk,” “— Short Selling Risk,” and “— Counterparty Risk” in the Prospectus and “Uses of Derivatives” below. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Fund for purposes of the Fund’s fundamental investment restriction on borrowings.

For a discussion of the Fund’s participation in reverse repurchase agreements conducted through a peer-to-peer platform offered by the Fund’s custodian, see “Repurchase Agreements – ‘Peer-to-Peer’ Repurchase and Reverse Repurchase Agreements” above.

COMMODITY-RELATED INVESTMENTS

General. The Fund may gain exposure to commodity markets by investing in commodities or commodity-related instruments directly or indirectly. Such instruments include, but are not limited to, futures contracts, swaps, options, forward contracts, and structured notes and equities, debt securities, convertible securities, and warrants of issuers in commodity-related industries or with respect to the physical commodities themselves.

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable. See “Options, Futures, and Forward Contracts,” “Structured Notes,” “Swap Contracts and Other Two-Party Contracts,” and “Uses of Derivatives” herein for more information on the Fund’s investments in derivatives, including commodity-related derivatives such as swap agreements, commodity futures contracts, and options on commodity futures contracts.

The Fund’s pursuit of an investment strategy that involves exposure to commodity markets will potentially be limited by its intention to qualify as a RIC, and could adversely affect its ability to so qualify. See the “Federal Income Taxes” section for more information.

Gold. Investments in gold trusts involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of gold; (2) the concentration of gold supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of gold and sales of central bank gold holdings; (3) unpredictable international monetary policies, economic and political conditions; and (4) possible adverse tax consequences for the Fund from investing in gold trusts, if it fails to qualify as a “regulated investment company” under the Code. An adverse change with respect to any of these risk factors could have a significant negative effect on the Fund’s NAV per share.

ILLIQUID INVESTMENTS, PRIVATE PLACEMENTS, RESTRICTED SECURITIES, AND IPOS AND OTHER LIMITED OPPORTUNITIES

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted, and the Trust’s Board of Trustees (the “Board of Trustees”) has appointed Atlas to administer, a liquidity risk management program to assess and manage its illiquidity risk. Under its program, the Fund is required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid investments. The term “illiquid investments” for purposes of the program means securities that the Fund reasonably expects cannot be sold or disposed of under current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. The Fund does not expect Rule 22e-4 to have a significant effect on investment operations. While the liquidity risk management program attempts to assess and manage illiquidity risk, there is no guarantee it will be effective in its operations and will not eliminate the liquidity risk inherent in the Fund’s investments.

The Fund may invest up to 15% of its net assets in illiquid investments. For this purpose, “illiquid investments” are investments that the Fund reasonably expects cannot be sold or disposed of under current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment.

In considering the Fund’s ability to sell or dispose of an investment within seven days without significantly changing the investment’s market value, the Fund considers the portion of the investment that the Fund reasonably anticipates selling in response to redemption requests. The determination that any investment is or is not an “illiquid investment” requires the Fund to make a number of market-based and other assumptions about future events and thus should not be viewed as a guarantee or an assurance that the Fund will be able to dispose of any portion of a particular investment within any particular period of time.

Private Placements and Restricted Investments. Illiquid investments include securities of private issuers, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of the Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities are generally only sold to institutional investors in private sales from the issuer or from an affiliate of the issuer. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of marketplace trades. Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. The Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense. While the Fund may be indemnified against such liabilities, the issuer may not have the financial resources to satisfy its indemnification obligations. Furthermore, it is the position of the SEC staff that indemnification for violations of the 1933 Act is against public policy and therefore unenforceable. The Fund may be unable to sell restricted securities and other illiquid investments at the most opportune times or without significantly impacting the market value of the investment.

At times, the inability to sell illiquid investments can make it more difficult to determine their fair value for purposes of computing the Fund’s net asset value. The judgment of Atlas normally plays a greater role in valuing these securities than in valuing publicly traded securities.

Private Investments in Public Companies. The Fund may make investments in private placements by publicly-held companies (“PIPEs”). In a typical PIPE transaction, the Fund will acquire, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the 1933 Act, common stock or a security convertible into common stock, such as convertible notes or convertible preferred stock. The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the over-the-counter market, but the securities acquired by the Fund will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid by the Fund in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register within an agreed upon period of time for public resale under the U.S. securities laws the common stock acquired by the Fund or the shares of common stock issuable upon conversion of the convertible securities acquired by the Fund. If the issuer fails to so register the shares within that period, the Fund may be entitled to additional consideration from the issuer (e.g., warrants to acquire additional shares of common stock), but the Fund may not be able to sell its shares unless and until the registration process is successfully completed. Thus PIPE transactions present certain risks not associated with open market purchases of equities.

Among the risks associated with PIPE transactions is the risk that the issuer may be unable to register for public resale the shares held by the Fund in a timely manner or at all, in which case the shares may be saleable only in a privately negotiated transaction at a price less than that paid by the Fund, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer’s securities may nevertheless be “thin” or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.

IPOs and Other Limited Opportunities. The Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Risks of Insufficient Capital for Follow-On Investments. Following its initial investment in a company, the Fund may have the opportunity to increase its investment in such company. There is no assurance that the Fund will make follow-on investments or that the Fund will have sufficient resources to, or be permitted to, make such investments. Any decision not to make follow-on investments or its inability to make them may have a substantial negative impact on such company in need of such an investment, may result in missed opportunities for the Fund or may result in dilution of the Fund’s investment.

INVESTMENTS IN OTHER INVESTMENT COMPANIES OR OTHER POOLED INVESTMENTS

Subject to applicable regulatory requirements, the Fund may invest in shares of both open- and closed-end investment companies (including money market funds, and ETFs). Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. The Fund also may invest in private investment funds, vehicles, or structures. Adverse events could impact one or more of the underlying funds at the same time. There is no assurance that the investments or investment strategies employed by such underlying funds will be successful.

The Fund’s investment in other investment companies or private investment funds, vehicles or structures could affect the amount, timing and character of distributions to shareholders, and in certain circumstances could cause the Fund to recognize taxable income in excess of the cash generated by such investment, which could require the Fund to liquidate investments, including when it is not advantageous to do so, in order to make required distributions. See the “Federal Income Taxes” section.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which the Fund may invest typically hold a portfolio of bonds (or other fixed income instruments) or common stocks that is intended to track the price and dividend performance of a particular index. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. The Fund also may invest in actively-managed ETFs. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), Vanguard ETFs, and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs, Vanguard ETFs, and iShares are predominantly listed on the NYSE Arca). The market prices for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Because ETFs are investment companies, investments in ETFs would, absent exemptive relief, be limited under applicable statutory limitations. Those limitations restrict the Fund’s investment in the shares of an ETF or other investment company to up to 5% of the Fund’s assets (which may represent no more than 3% of the securities of such ETF or other investment company) and limit aggregate investments in all ETFs and other investment companies to 10% of the Fund’s assets (collectively, the “3/5/10 Limits”). The Fund may invest in one or more ETFs beyond the 3/5/10 Limits pursuant to Rule 12d1-4 under the 1940 Act or another available exemption.

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 under the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on the Fund’s shares is no greater than the limits set forth in Rule 2341 of the Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

RECENT MARKET CIRCUMSTANCES

The current political climate has intensified concerns about the relationship between China and the United States, as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, also may adversely impact the performance of the Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations.

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Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. The potential for wider conflict may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries affected by the invasion. In addition, the ability to price, buy, sell, receive, or deliver such securities also is affected due to these measures. For example, a fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent a fund from selling these investments. Any exposure that a fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact the fund’s portfolio.

The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals) are unpredictable, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

In addition, U.S. military operations in Venezuela and Iran, and the resultant changes to those countries’ leaders, may have unforeseen consequences on the United States’ relations with foreign countries, the economy, and markets generally. Damage to energy infrastructure, reduced shipping through the Strait of Hormuz, and other energy supply constraints could also have long-term adverse impacts on the U.S. and world economies. These efforts may adversely affect the growth of the global economy and, in turn, have a negative impact on the Fund.

Rates of inflation have recently risen. Inflation has affected the global economy and global financial markets. Inflation occurs when prices increase and the purchasing power of money decreases. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a fund’s assets can decline as can the value of a fund’s distributions. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Governments around the world, including the U.S. government, have taken steps designed to manage inflation, including raising interest rates, and interest rates may remain elevated or may rise further.

The impact of these developments in the near– and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

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USES OF DERIVATIVES

Introduction and Overview

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease, or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities, and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

It is the policy of the Fund to comply with Section 18(f) of the 1940 Act and the Fund is permitted to use any practices permitted by or consistent with applicable rules under Section 18(f), relevant SEC releases, no-action letters and other pronouncements, in each case in effect from time to time (“Section 18(f)”).

This overview outlines various ways in which the Fund may use different types of exchange-traded and OTC derivatives in implementing its investment program. It is intended to supplement the information included in the Fund’s Prospectus, including the risks associated with derivatives described under “Principal Risks of Investing in the Fund” in the Prospectus, and the information provided in the “Descriptions and Risks of Fund Investments” section above. This overview, however, is not intended to be exhaustive and the Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this SAI or the Fund’s Prospectus.

In addition, the Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.

The Fund may take advantage of instruments and any security or synthetic or derivative instruments which are not presently contemplated for use by the Fund or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. The Fund may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument.

Legal and Regulatory Risk Relating to Derivatives. The U.S. government, the European Union, the United Kingdom, and some other countries have enacted legislation that includes provisions for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the implementation of the legislation is evolving, its ultimate impact remains unclear. Rule 18f-4 under the 1940 Act governs the use of derivatives and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires registered open-end investment companies that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit on their use of certain derivatives and financing transactions and to adopt and implement a derivatives risk management program. To the extent the Fund uses derivative instruments in a limited amount, it is not subject to all the requirements of Rule 18f-4. While elements prescribed by Rule 18f-4 such as the derivatives risk management program and the “value-at-risk” limit are designed to assist in the assessment and management of derivatives risk, there is no guarantee they will be effective in reducing the risks inherent in the Fund’s derivative investments.

The Fund may use derivatives to gain long or short investment exposure to securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, cross currency basis swaps, and options) to gain exposure to a given currency.

The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that Atlas believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposure to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and Atlas believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Fund may use derivatives to effect transactions intended as substitutes for securities lending.

The Fund may have investment exposures in excess of its net assets (i.e., the Fund may be leveraged).

The Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

INVESTMENT RESTRICTIONS

Fundamental Restrictions:

The following are Fundamental Investment Restrictions of the Fund, which may not be changed without shareholder approval. Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Concentrate its investments in a particular industry (i.e., invest more than 25% of its total assets in the securities of companies in a particular industry). For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions (except to the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users) are not considered to be issued by members of any industry.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund may not change its investment strategy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in investments that are tied economically to the United States without providing 60 days’ prior notice to shareholders. This policy may, however, be changed without a shareholder vote.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing more than 25% of an investment company’s total assets in a particular industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument entered into by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, if entered into and maintained in compliance with Rule 18f-4.

Lending. The 1940 Act does not permit a fund to make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. To the extent permitted by applicable law, the Fund may purchase real estate or interests in real estate, securities issued by companies that own or invest in real estate (including real estate investment trusts (“REITs”)), securities that are secured by interests in real estate, and securities that represent interests in real estate. The Fund also may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

Commodities. The Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously.

The phrase “shareholder approval,” as used in the Prospectus and in this SAI, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein with respect to the Fund, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this SAI, the investment policies and restrictions of the Fund may be changed by the Trust’s Trustees without the approval of shareholders of the Fund. Policies and restrictions of the Fund that are explicitly described as fundamental in the Fund’s Prospectus or this SAI cannot be changed without the approval of shareholders of that Fund.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

Shares of the Fund are approved for listing and trading on the Exchange. Shares trade on the Exchange at prices that may differ from their NAV. There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of the Fund’s shares.

The Exchange will consider the suspension of trading in, and will initiate delisting procedures of, the shares of the Fund under any of the following circumstances: (1) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) if any of the continued listing requirements set forth in the Exchange’s rules are not continuously maintained; (3) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 record and/or beneficial holders of the Fund’s shares; or (4) such other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares from listing and trading upon termination of the Trust or the Fund.

As in the case of other publicly traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The base and trading currency of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Board. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies, and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to renew the advisory agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board has designated the Adviser as the Fund’s valuation designee that, subject to the oversight of the Board, is responsible for implementing the Trust’s valuation policy with respect to the Fund and providing reports to the Board concerning Fund investments for which market quotations are not readily available and, thus, are fair valued by the Adviser as valuation designee pursuant to the Adviser’s fair valuation policy and procedures. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, all of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Robert Howard serves as Chairman of the Board, and serves as a liaison for the Board with the Trust’s service providers, officers, and legal counsel to discuss ideas informally, and sets the agenda for meetings of the Board. Independent Trustees comprise 100% of the Board. The Trust has determined its leadership structure, in which the Chairman of the Board is an Independent Trustee, is appropriate given the specific characteristics and circumstances of the Trust.

Set forth below is information about each of the persons currently serving as a Trustee of the Trust. The address of each Trustee of the Trust is The 2023 ETF Series Trust c/o Tidal ETF Services LLC, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During the Past 5 Years
Robert Howard (1971)	Trustee	Since 2023	Founder and Chief Investment Officer, Sierra Brook Capital, LLC (since 2016); Founder and President, Sierra Investments PR LLC (since 2022).	18	Trustee and Chairman of the Board of Trustees of The 2023 ETF Series Trust II (2023-2025).
Steve Sachs (1969)	Trustee	Since 2026	Chief Operating Officer, Goldman Sachs ETF Accelerator (2015-2025).	18	None
Joan Binstock (1954)	Trustee	Since 2023	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Advisers Counsel (since 2018).	18	Trustee of The 2023 ETF Series Trust II (2023-2025); Independent Director, Confluence Technologies (since 2023); Independent Director, KKR Real Estate Select Trust Inc. (since 2020); Independent Director, Morgan Stanley Direct Lending Fund (since 2019); Independent Director, BBH Trust (8 portfolios) (since 2019); Independent Director, Simcorp A/S (2018-2023).
Ellen Needham (1967)	Trustee	Since 2023	Senior Managing Director, State Street Global Advisors (1992-2023); Chairman, SSGA Funds Management, Inc. (2020-2023); President and Director, SSGA Funds Management, Inc. (2001-2023); Director, State Street Global Advisors, Funds Distributors, LLC (2017-2023).	18	Independent Director, Goldentree Opportunistic Credit Fund (June 2025-present); Independent Trustee, Russell Investment Company and Russell Investment Funds (45 portfolios) (2024-present); Trustee of The 2023 ETF Series Trust II (2023-2025); Interested Director, SSGA SPDR ETFs Europe I plc (2020-2023); Interested Director, SSGA SPDR ETFs Europe II plc (2020-2023); Interested Trustee, State Street Navigator Securities Lending Trust, State Street Institutional Investment Trust, State Street Institutional Funds, State Street Master Funds, SSGA Funds, and Elfun Funds (2019-2023); Director, State Street Variable Insurance Series Funds, Inc. (2019-2023).
Thomas Lydon, Jr. (1960)	Trustee	Since 2023	President, Lydon Asset Management (dba Global Trends Investments) (since 1996); Vice Chairman, VettaFi LLC (2021-2024); Co-Chief Executive Officer, ETF Flows LLC (2019-2022).	18	Trustee of The 2023 ETF Series Trust II (2023-2025); Independent Trustee, Guggenheim Managed Funds (since 2005); Director, US Global Investors, Inc. (since 1995).

[1]	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared incompetent by a court of competent jurisdiction, or is removed.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Howard should serve as a Trustee because of his substantial experience in the financial services industry. He is currently the Founder and Chief Investment Officer of Sierra Brook Capital, LLC and Founder and President of Sierra Investments PR LLC. Mr. Howard is a former partner at both Goldman, Sachs & Co. (“GS”) and Kohlberg Kravis Roberts & Co. (“KKR”) as well as a former Managing Director at Harvard Management Company (“HMC”). He spent over 15 years at GS where he was eventually the head of Goldman Sachs Principal Strategies’ Americas equities/credit investment businesses. Subsequently, he was the head of KKR Equity Strategies, KKR’s first-ever hedge fund, and then head of the US long/short equity business within HMC. In addition, Mr. Howard holds the Chartered Financial Analyst designation from the CFA Institute.

The Trust has concluded that Mr. Sachs should serve as a Trustee because of his more than three decades of experience building and leading ETF and mutual fund businesses across global markets. Most recently, Steve served as Global Chief Operating Officer of Goldman Sachs’ ETF Accelerator, where he was a key member of the leadership team that transformed the initiative from concept to a fully built global platform, supporting more than 10 clients and 17 ETFs in the United States and EMEA. Prior to that role, he was Global Head of ETF Capital Markets and Distribution at Goldman Sachs Asset Management, where he was a founding member of the firm’s ETF business and instrumental in designing, developing, and launching 35 ETFs globally. Earlier in his career, Steve led Capital Markets at ProShares, overseeing Capital Markets and street relationships for a $35 billion ETF platform, and held senior trading and leadership positions at Diamond Hill Capital Management, Rydex Investments, Eagle Asset Management, Bank One Investment Advisors, and Nationwide Insurance. A respected industry voice, Steve has contributed to the advancement of ETF market structure and policy through long-standing service on the Investment Company Institute’s (ICI) ETF Advisory Committee and Equity Market Structure Committee, as well as advisory roles with the New York Stock Exchange (NYSE) and Chicago Board Options Exchange (CBOE). Steve holds a Bachelor of Science in Finance (magna cum laude) from Franklin University.

The Trust has concluded that Ms. Needham should serve as a Trustee because she has more than 30 years of experience in the financial services industry, including serving in executive management roles with financial services institutions. Her previous roles include Senior Managing Director of State Street Global Advisors, Head of Global Funds Management, and President of SSGA Funds Management, Inc., director of SSGA Funds Management, Inc., and director of State Street Global Advisors Funds Distributors, LLC. In these roles, Ms. Needham was responsible for managing firm-wide processes that focus on governance, fund structure, sub-adviser oversight, tax, product viability, distribution, ongoing monitoring and regulatory coordination across all products globally. Ms. Needham also served as an interested director for the State Street Institutional Investment Trust, State Street Master Funds, Navigator Trust, SSGA Funds, Elfun Funds, State Street Institutional Funds, State Street Variable Insurance Funds, Inc., SPDR Europe I plc, and SPDR Europe II plc.

The Trust has concluded that Ms. Binstock should serve as a Trustee because of the experience she has gained as Chief Financial and Operating Officer of a registered investment adviser for 20 years. Ms. Binstock also is a licensed Certified Public Accountant. She holds a M.B.A. from New York University and a B.A. from the University of Binghamton.

The Trust has concluded that Mr. Lydon should serve as a Trustee because of his extensive experience in the financial services industry. Mr. Lydon currently serves as President of Global Trends Investments, a registered investment adviser. He also serves as a member of the board of U.S. Global Investors, Inc., a registered investment adviser and transfer agent, and Guggenheim Managed Funds, a complex of investment companies. Mr. Lydon previously served as the Vice Chairman of VettaFi, an index provider and digital fund distribution platform.

Board Committees. The Board has established the following committees:

Audit Committee. The Board has an Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. The Audit Committee also serves as the Trust’s Qualified Legal Compliance Committee, which provides a mechanism for reporting legal violations. The Audit Committee meets periodically, as necessary, and met two times during the most recently completed fiscal year.

Nominating Committee. The Board has a Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary, and met one time during the most recently completed fiscal year.

Trustee Compensation. Effective July 21, 2025, each Independent Trustee is paid a retainer of $120,000 per year for their service on the Board, provided that, for calendar year 2025, this amount was pro-rated based on the number of regularly-scheduled meetings of the Board remaining in such year as of July 21, 2025. The Independent Trustees also receive a fee of $5,000 for each special meeting they attend. The chair of the Board receives a $25,000 annual retainer and the chair of the Audit Committee receives a $15,000 annual retainer, provided that, for calendar year 2025, these amounts were pro-rated based on the number of calendar days remaining in 2025 beginning July 21, 2025. From February 15, 2025 to July 20, 2025, each Independent Trustee was paid a retainer of $50,000 per year for their service on the Board. Prior to February 15, 2025, each Independent Trustee was entitled to receive a $25,000 annual fee. The Trust has no pension or retirement plan.

The following table shows the compensation earned by each Trustee for the Fund’s fiscal period ended June 30, 2026. Independent Trustee fees are paid by the adviser to each series of the Trust and not by the Fund.

Name	Aggregate Compensation From the Fund	Total Compensation From Fund Complex Paid to Trustees
Robert Howard	$0	$151,421
Steve Sachs	$0	$30,000
Joan Binstock	$0	$141,949
Ellen Needham	$0	$127,740
Thomas Lydon, Jr.	$0	$127,740

Fund Shares Owned by Board Members. The following table shows the dollar amount ranges of each Trustee’s “beneficial ownership” of shares of the Fund, including any registered investment company within the same family of funds and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”). As of the end of the most recently completed calendar year, the Trustees and officers owned less than 1% of the outstanding shares of the Fund.

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned In Series of the Trust
Robert Howard	None	Over $100,000
Joan Binstock	None	Over $100,000
Steve Sachs	None	None
Ellen Needham	None	None
Thomas Lydon, Jr.	None	None

Officers. Set forth below is information about each of the persons currently serving as officers of the Trust. The address of each officer of the Trust is The 2023 ETF Series Trust c/o Tidal ETF Services LLC, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis Born: 1973	President	Indefinite term; since 2025.	Chief Operating Officer, Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018).
Aaron J. Perkovich Born: 1973	Treasurer	Indefinite term; Since 2025.	Senior Vice President of Fund Administration (since 2024), Head of Fund Administration (2023 to 2024) Tidal Investments LLC; Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).
Ally L. Mueller Born: 1979	Senior Vice President	Indefinite term; since 2025.	Senior Vice President of Launches & Client Success Management (since 2025), Vice President of Launches & Client Success Management (2024 to 2025), Head of ETF Launches and Client Success (2023 to 2024), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC; Vice President, Tidal Trust I (2022 to 2024).
Lissa M. Richter Born: 1979	Vice President and Secretary	Indefinite term; since 2025.	Vice President of Fund Governance and Compliance (since 2024), ETF Regulatory Manager, Tidal ETF Services LLC (2021 to 2024).
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Indefinite term; since 2025.	Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Tidal Investments LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, ACA Global (2020 to 2023); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Director, Hadron Specialty Insurance Company (since 2023).
Patricia Sturdivant Born: 1982	Assistant Treasurer	Indefinite term; since 2026.	Vice President of Fund Administration, Tidal ETF Services LLC (since 2025); VP of Client Program Office (2022 to 2025), AVP of Regulatory Reporting (2018 to 2022), State Street Corporation.

[1]	Each officer serves at the pleasure of the Board.

CODES OF ETHICS

The Trust and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities, including those that may be purchased or held by the Fund. The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3), of the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

PROXY VOTING POLICIES

The Board has delegated the responsibility to vote proxies for securities held in the Fund’s portfolio to the Adviser. Proxies for the portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (855) 511-0520 and on the SEC’s website at www.sec.gov.

MANAGEMENT SERVICES

The Adviser

Atlas Capital Team, Inc. is a corporation formed under the laws of Delaware. Atlas’s principal offices are located at 6 East 1st Street, Suite 5A, New York, NY 10003. The Adviser was formed on October 15, 2020, and provides various investment advisory services, including to pooled investment vehicles. The Adviser is majority owned and controlled by N.O.A. LLC. The Trust and the Adviser have entered into an investment advisory agreement with respect to the Fund (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser provides investment advisory services to the Fund and is responsible for the day-to-day management of the Fund, including, among other things, ensuring the Fund has a continuous investment program, trading portfolio securities on behalf of the Fund, and selecting broker-dealers to execute purchase and sale transactions, subject to the oversight of the Board.

For the services the Adviser provides to the Fund, the Fund pays the Adviser a fee, calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

The table below shows advisory fees paid by the Fund to the Adviser for the fiscal period indicated.

Atlas America Fund	Advisory Fee
Fiscal year ended June 30, 2026	$134,424
November 20, 2024 (commencement of operations) to June 30, 2025	$59,985

The Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee; interest charges on any borrowings, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; fees and expenses related to the provision of securities lending services; acquired fund fees and expenses; accrued deferred tax liability; legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; extraordinary expenses (as determined by the Board); and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, in accordance with the 1940 Act. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding voting securities of the Fund, or by the Adviser on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Management of the Subsidiary

The Adviser will also serve as the manager to a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company pursuant to an investment advisory agreement with the Subsidiary. The Adviser does not receive additional compensation for its services to the Subsidiary. The investment advisory agreement between the Adviser and the Subsidiary was approved by the Board. However, because the Subsidiary is not registered under the 1940 Act, it is not subject to the regulatory protections of the 1940 Act and the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Because the Fund wholly owns and controls the Subsidiary, and the Adviser is subject to the oversight of the Board, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or the Fund’s shareholders. Additionally, as part of the Board’s consideration of the investment advisory agreement between the Trust and the Adviser, the Board will also consider the Adviser’s performance with regard to the Subsidiary.

THE PORTFOLIO MANAGERS

Nouriel Roubini and Carlo Zola serve as portfolio managers for the Fund. This section includes information about the portfolio managers, including information about compensation, other accounts managed, and the dollar range of Fund shares owned.

Portfolio Manager Compensation. The Adviser’s compensation structure for portfolio managers consists of: competitive base salaries, participation in an annual bonus plan, and eligibility for participation in the Adviser’s equity through partnership or phantom equity. The base salary for each of the portfolio managers is based on a fixed base salary plus a variable bonus at the discretion of the board of the Adviser, which will depend on factors including performance of the Fund and the assets under management. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals. Compensation is not based on the performance of the Fund or other accounts. There is no difference between the method used to determine the compensation of the portfolio managers with respect to the Fund and the other accounts managed by the portfolio managers.

Fund Shares Owned by the Portfolio Managers. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of June 30, 2026, Messrs. Zola and Roubini did not beneficially own any shares of the Fund.

Other Accounts Managed by the Portfolio Manager. In addition to the Fund, as of June 30, 2026, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Nouriel Roubini	0	$0	0	$0	0	$0
Carlo Zola	0	$0	0	$0	0	$0

*	None of the accounts managed by the portfolio managers are subject to performance based advisory fees.

Conflicts of Interest. Each portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts managed by the portfolio managers are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares and distributes the shares of the Fund. Shares of the Fund are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares of the Fund in amounts less than a Creation Unit. The principal business address of the Distributor is 190 Middle Street, Suite 301, Portland, Maine 04101.

The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may enter into agreements with securities dealers wishing to purchase Creation Units if such securities dealers qualify as Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement with respect to the Fund must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of the Fund’s outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment.

The Distributor also may provide trade order processing services pursuant to a services agreement with the Trust.

Plan of Distribution. The Trust has adopted a Plan of Distribution with respect to the Fund (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan will be made during the twelve (12) month period from the date of this SAI. Thereafter, 12b-1 fees may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of any class of the Fund that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that the Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares of the Fund. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) costs of printing and distributing the Fund’s prospectuses, statements of additional information and reports to prospective investors in the Fund; (ii) advertising and marketing expenses and costs involved in preparing, printing and distributing sales literature pertaining to the Fund and reports for persons other than existing shareholders; and (iii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

THE ADMINISTRATOR, CUSTODIAN, AND TRANSFER AGENT

●	The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, serves as:
●	the administrator to the Fund (the “Administrator”);
●	the custodian of the Fund that holds cash, securities and other assets of the Fund as required by the 1940 Act (the “Custodian”); and
●	transfer agent and dividend disbursing agent of the Fund (the “Transfer Agent”).

For services provided under its agreements with the Trust (i.e., Fund Administration and Accounting Agreement, Custody Agreement, Foreign Custody Manager Agreement, and Transfer Agency and Service Agreement), BNY Mellon is entitled to a fee based on assets under management, paid by the Adviser, subject to a minimum fee.

The table below shows fees paid by the Adviser to BNY Mellon with respect to the Fund for the fiscal period indicated.

Atlas America Fund	Amount Paid to BNY Mellon
Fiscal year ended June 30, 2026	$95,561
November 20, 2024 (commencement of operations) to June 30, 2025	$13,732

PRINCIPAL TRUST ADMINISTRATOR

Under a Principal Trust Administrator Services Agreement (the “PTA Agreement”) with the Trust, Tidal ETF Services LLC provides a President, Secretary, Chief Compliance Officer, and Anti-Money Laundering Officer, and Principal Financial Officer, to the Trust. Tidal also provides the following services under the PTA Agreement: (1) board meeting management, (2) Section 15(c) process management, (3) financial and SEC reporting oversight, (4) service provider oversight and operations interface, (5) auditor and tax agent coordination, and (6) regulatory administration services. The PTA Agreement with respect to the Fund continues in effect for an initial five (5) year period. The PTA Agreement is terminable after the initial five (5) year period by either party upon 90 days’ prior written notice to the other party. Thereafter, the PTA Agreement continues until terminated, which may be accomplished by either party providing the other party 90 days’ prior written notice. Notwithstanding the foregoing, the Board will have the right to remove the Officers at any time, with or without cause and without the payment of any penalty.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as independent registered public accounting firm for the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy on Disclosure of Portfolio Holdings

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings.

The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet websites. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

Greater than daily access to information concerning the Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the agreements with the Fund and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

The Fund will disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose any of the Fund’s portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds (or series) and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares of each fund are entitled upon liquidation to a pro rata share in the net assets of that fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. No certificates representing the ownership of shares will be issued except as the Trustees may otherwise determine from time to time. Each fund’s shares, when issued, are fully paid and non-assessable.

Each share of a fund has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

Under the Declaration of Trust, the Trustees have the power to liquidate a fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, employee, investment adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that each person who is, or has been, a Trustee, officer, or employee of the Trust, or any person who is serving or has served at the Trust’s request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him or her in settlement thereof. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

SHAREHOLDER RIGHTS

Derivative Claims of Shareholders. The Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders in the name of the Trust or the Fund in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. In addition, the Declaration of Trust provides that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a written demand must first be made on the Trustees by no less than three shareholders who are unaffiliated and unrelated to each other. Further, shareholders who collectively own shares representing 5% or more of all outstanding shares to which the action relates must join in initiating the derivative action. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If upon such consideration a majority of the Trustees who are considered independent for the purposes of considering the demand determine that such a suit should be maintained, then the appropriate officers of the Trust shall either cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively or permit the complaining shareholders to proceed derivatively. If, however, a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund.

Only if required by law shall the Trust be responsible for payment of attorneys’ fees and legal expenses incurred by a shareholder bringing a derivative or direct action. If a demand is rejected, and a court determines that the derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration of Trust, the shareholder(s) bringing the action will be responsible for the Fund’s costs, including attorneys’ fees.

No shareholder may bring a direct action unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Trust generally.

Forum for Adjudication of Disputes. The Declaration of Trust provides that Covered Actions must be brought exclusively in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, including § 202.70 thereof (each, a “Designated Court”). The Trust, its Trustees, officers, employees and Shareholders (a) waive any objection to venue in either Designated Court, and (b) waive any objection that either Designated Court is an inconvenient forum. This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that such shareholder finds favorable or convenient with respect to disputes with the Trust, the Fund, Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims.

Each of the foregoing provisions does not apply to claims under the federal securities laws.

Waiver of Right to Jury Trial. Shareholders waive their right to a jury trial for actions commenced by a shareholder (i) directly, against (a) the Trust or the Fund, (b) its Trustees or officers related to, arising out of or concerning the Trust, its business or operations, and/or (c) otherwise related to, arising out of or concerning the Trust, its business or operations or (ii) derivatively in the right or name of, or on behalf of the Trust or the Fund (“Covered Actions”).

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain best execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. Any brokerage and research services that the Adviser obtains from broker-dealers using client brokerage commissions are obtained in arrangements that are consistent with Section 28(e) of the Exchange Act. Section 28(e) of the Exchange Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser expects the total commission (including the soft dollar benefit) to be comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; (2) cause clients to engage in more securities transactions than would otherwise be optimal; and (3) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Although the Fund’s investment objective and strategies are substantially similar to those of other accounts and funds managed by the Adviser, differences in purchase and redemption structure, investment restrictions and legal requirements and the public nature of the Fund’s positions lead to the use of different trading practices and portfolio decisions. This may result in trading in the same instruments being done on a different timeline, and/or at an earlier or later time, for these other accounts and funds as compared to for the Fund. The Fund’s portfolio, which is expected to be more concentrated than the portfolios of these other accounts and funds because it is anticipated that it will exclude certain smaller and/or less liquid positions, will generally be rebalanced less frequently than the portfolios of these other accounts and funds. This less frequent rebalancing is anticipated typically to cause trades to be effected in the portfolios of these other accounts and funds before they are effected for the Fund’s portfolio. At times, the Fund’s trades will likely occur after an accumulation of multiple trades that were executed for the Adviser’s other accounts and funds, when the Adviser determines that a corresponding change is warranted for the Fund. However, despite this difference in trade timelines between the Fund and the Adviser’s other accounts and funds, the Fund can and will trade in tandem or nearly in tandem with the Adviser’s other accounts and funds if necessitated by market dynamics. When the Adviser implements a portfolio decision for an account or fund ahead of, or contemporaneously with, a portfolio decision for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable pricing or trading results, paying higher transaction costs, or otherwise being disadvantaged.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The table below shows aggregate brokerage commissions paid by the Fund for the fiscal year/period indicated.

Atlas America Fund	Brokerage Commissions
Fiscal year ended June 30, 2026	$2,388
November 20, 2024 (commencement of operations) to June 30, 2025	$3,622

Directed Brokerage. For the fiscal year ended June 30, 2026, neither the Fund nor the Adviser paid commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period November 20, 2024 (commencement of operations) to June 30, 2025, and the fiscal year ended June 30, 2026, the Fund did not pay brokerage commissions to affiliated brokers.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year or period. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year or period: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

For the fiscal period ended June 30, 2026, the Fund did not hold any securities of its “regular brokers and dealers.”

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

The table below shows the Fund’s portfolio turnover rate for the fiscal period indicated.

Atlas America Fund	Portfolio Turnover Rate
Fiscal year ended June 30, 2026	41%
November 20, 2024 (commencement of operations) to June 30, 2025	67%

BOOK ENTRY ONLY SYSTEM

Depository Trust Company (“DTC”) acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares of the Fund.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares of the Fund is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of the Fund (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of the Fund. The Trust recognizes DTC or its nominee as the record owner of all shares of the Fund for all purposes. Beneficial Owners of shares of the Fund are not entitled to have such shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of the Fund.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares of the Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of the Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of the Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Trust does not have information concerning the beneficial ownership of shares of the Fund held in the names of DTC Participants, as of September 30, 2026, the name, address and percentage ownership of each DTC Participant that owned of record, or beneficially, 5% or more of the outstanding shares of the Fund is set forth in the table below. Shareholders having more than 25% beneficial ownership of the Fund’s outstanding shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Shareholder Name	Address	% Owned
Charles Schwab & Co. Inc.	211 Main Street	25.82%
	San Francisco, CA 94105

National Financial Services, LLC	200 Seaport Blvd, Ste 630	24.10%
	Boston, MA 02210

Vanguard Fiduciary Trust Company	100 Vanguard Boulevard	13.20%
	Malvern, PA 19355

Altruist, LLC	3030 South La Cienaga	9.02%
	Culver City, CA 90232

The Bank of New York Mellon	240 Greenwich Street	5.75%
	New York, NY 10286

BofA Securities, Inc.	One Bryant Park	5.25%
	New York, NY 10036

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit,” generally in-kind for securities and a “Cash Component,” as described below, or, under certain circumstances, in cash for the value of such securities (see “Cash Purchase Method” described below). The NAV of the Fund’s shares is determined once each business day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.

PURCHASE (CREATION). The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any business day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The Fund will not issue fractional Creation Units. A business day is, generally, any day on which the Exchange is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares of the Fund (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each business day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous business day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as portfolio adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash.

CASH PURCHASE METHOD. The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee and any other applicable fees, taxes, and additional variable charges. The Adviser may retain all or a portion of the creation transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the creation transaction fee is designed to cover.

All orders to purchase shares directly from the Fund, including custom orders, must be placed for one or more Creation Units in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook or applicable order form. The Custodian will notify the Distributor of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the applicable cut-off time on such business day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the business day after the Order Placement Date. However, the Fund reserves the right to settle transactions on a basis other than the Business Day after the Order Placement Date.

All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Upon written notice to the Distributor, such canceled order may be resubmitted the following business day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the business day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, order form, and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the business day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the business day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares of the Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the time set forth in the Participant Agreement on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income, and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a creation transaction fee as set forth below under “Creation Transaction Fee” may be charged and an additional variable charge may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of the Fund, the Trust does not intend to suspend acceptance of orders for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

CREATION TRANSACTION FEE. A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for the Fund is $200, regardless of the number of Creation Units created in the transaction.

The Fund may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate adjustments of the Fund’s portfolio in a more efficient manner than could have been achieved without such order.

Investors who use the services of an Authorized Participant, a broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if such shareholder purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

REDEMPTION. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a business day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares of the Fund in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each business day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities, as announced by the Custodian on the business day of the request for redemption received in proper form, plus cash in an amount equal to the difference between the NAV of the shares of the Fund being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of the Fund’s shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

REDEMPTION TRANSACTION FEE. A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard redemption transaction fee for the Fund is $200, regardless of the number of Creation Units redeemed in the transaction.

The Fund may adjust the redemption transaction fee from time to time. The redemption transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of an Authorized Participant, a broker or other such intermediary may be charged a fee for such services, which may include an amount for the redemption transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The Adviser may retain all or a portion of the redemption transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the redemption transaction fee is designed to cover.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares of the Fund through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected, unless, to the extent contemplated by the Participant Agreement, collateral is posted in an amount equal to a percentage of the value of the missing shares of the Fund as specified in the Participant Agreement (and marked to market daily).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares of the Fund to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one business day of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than one business day after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of shares of the Fund. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares of the Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not business days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the NAV of the shares of the Fund is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by BNY Mellon and determined at the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per share, the Fund’s investments are generally valued using market valuations. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date. A market quotation is not “readily available” if it is deemed not to be reliable. Valuations for the Fund’s investments may be obtained from an exchange, a pricing service, or a major market maker (or dealer), and based on a readily available price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Adviser may use various pricing services, or discontinue the use of any pricing service. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market quotations are not readily available or such valuations do not reflect current market value, the Trust’s valuation policy requires the Adviser, as the Fund’s Board-approved valuation designee, to determine an investment’s fair value in accordance with the Trust’s valuation policy. In determining such fair value, the Adviser may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices). In these cases, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market quotation were readily available. In addition, particularly for the Fund’s foreign securities holdings or assets, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments also may be impacted by technological issues, pricing methodology issues and/or errors by pricing services or other third-party service providers.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid at least annually, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares of the Fund are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund intends to make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income and/or capital gains.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased on the secondary market. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussions in the prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the prospectus is not intended to be a substitute for careful tax planning. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged arrangement.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information should be read in conjunction with the “Tax Information” subsection of the “Dividends, Distributions and Taxes” section of the Prospectus.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Taxation of the Fund. The Fund intends to elect and intends to qualify each year to be treated as a RIC under Subchapter M of the Code. As such, the Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (including for this purpose, dividends, taxable interest, the excess of net short-term capital gains over net long-term capital losses, less operating expenses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

Gross income sourced from certain MLPs, income trusts, pooled investment funds, Commodity-Related Investments and other Fund investments may be treated as being earned directly by the Fund; in such case, these investments may impact the Fund’s ability to meet the Qualifying Income Requirement. If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax and related liabilities in the Fund’s NAV. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. In addition, the Fund may be required to pay substantial amounts of taxes and interest charges. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

As discussed more fully below, the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year.

Although the Fund intends to distribute substantially all of its net investment income and its capital gains for any taxable year, if the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If the Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the second paragraph of this section “Taxation of the Fund.”

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax but can make no assurances that such tax liability will be entirely eliminated. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, the Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s net investment income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward to offset its capital gains in future years. The Fund is permitted to carry forward a net capital loss to offset its capital gains, if any, in years following the year of the loss. The Fund must apply such carryforwards first against gains of the same character. The Fund is permitted to carry forward indefinitely a net capital loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and shall not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses (i.e., ordinary losses). Net losses realized from foreign currency-related and other instruments, as well as expenses borne by the Fund, may give rise to losses that are treated as ordinary losses. The Fund cannot carry forward such losses to subsequent taxable years to offset net investment income or short-term capital gains. This may result in the Fund’s realizing economic losses for which it does not receive a corresponding benefit from a U.S. federal income tax perspective. The Fund’s ability to use ordinary losses to reduce otherwise distributable net investment income or short-term capital gains may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund. The Fund’s ability to utilize these and certain other losses to reduce distributable net realized capital gains in subsequent taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund. Moreover, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

As of June 30, 2026, for Federal income tax purposes, the Fund has capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Short-Term	Long-Term	Total Amount
$200,623	$0	$200,623

Taxation of Shareholders – Distributions. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any available capital loss carryforwards). The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, and the portion of dividends which may qualify for treatment as qualified dividend income, if any.

Subject to certain limitations, dividends reported by the Fund as qualified dividend income will be taxable to non-corporate shareholders at rates applicable to capital gains, provided certain requirements are met. Dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those eligible for benefits under certain comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the NAV) with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, (iii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. The holding period requirements described in this paragraph apply to shareholders’ investments in the Fund and to the Fund’s investments in underlying dividend-paying stocks. Dividends treated as received by the Fund from an underlying fund taxable as a RIC or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such underlying RIC or REIT. The Fund’s participation in the lending of securities may affect the amount, timing, and character of distributions to its shareholders. If the Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. Additionally, the Fund’s investment strategy may limit its ability to make distributions treated as qualified dividend income.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) when distributed and appropriately so reported by the Fund may be eligible for the dividends received deduction generally available to corporations under the Code. Dividends received by the Fund from REITs will not be eligible for that deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their shares, and, if they borrow to acquire or otherwise incur debt attributable to shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. The Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

Distributions from the Fund’s net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

If the Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares. The Fund may make distributions in excess of its net investment income and net realized capital gain for a taxable year that are nonetheless supported by earnings and profits. In such cases, the distributions may be taxable as ordinary dividends, even though the distributed excess amounts would not have been subject to tax if retained by the Fund.

Distributions that are reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

A 3.8% tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of shares) are generally taken into account in computing a shareholder’s net investment income, but exempt-interest dividends generally are not taken into account.

The Fund’s shareholders will be notified annually by financial intermediaries, such as brokers, through which a shareholder holds Fund shares as to the federal tax status of all distributions made by the Fund (i.e., annual shareholder tax reporting information). Shareholders who have not held the Fund’s shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund. Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

Taxation of Shareholders – Sale of Shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. Assuming you hold your shares as a capital asset, a sale of shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses.

Gain or loss on the sale of shares is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares.

A loss realized on a sale of shares may be disallowed if substantially identical shares are acquired (whether through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to wash sales, hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to annually mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC.

The Fund is required for federal income tax purposes to mark-to-market and recognize each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund.

The Fund may invest in U.S. REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Pursuant to Treasury regulations, distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “Section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible but is not required to do so.

U.S. REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues its annual shareholder tax reporting information. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your annual shareholder tax reporting information. When such reclassification is necessary, the Fund (or a financial intermediary, such as a broker, through which a shareholder owns shares) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued annual shareholder tax reporting information, in completing your tax returns.

Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will generally be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Section 7704(d) of the Code, and (iii) that generally derives less than 90% of its income from the same sources as described in the Qualifying Income Requirement) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

The Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes on the Fund.

Additionally, the Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Requirement described above if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Certain of the Fund’s commodity-related investments, when made directly, may not produce qualifying income to the Fund. To the extent the Fund invests in such investments directly, the Fund intends to seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income). However, as discussed below, the Fund expects to make certain investments related to commodities through the Subsidiary to the extent required to maintain its status as a RIC under the Code.

Foreign Investments. If the Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

The Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. To make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. To distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Amounts included in income each year by the Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Requirement (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

The Fund may invest up to 25% of its total assets in the Subsidiary, which the Fund expects to be treated as a CFC under the Code. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in its Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and to be treated as “qualifying income.” The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.

A U.S. person, including the Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investment in the Subsidiary, the Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “Subpart F” income (discussed further below) and any NCTI for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. NCTI generally includes the active operating profits of the CFC. Subpart F income and NCTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund invests in its Subsidiary and recognizes “Subpart F” income or NCTI in excess of actual cash distributions from the Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. “Subpart F” income also includes the excess of gains over losses from transactions (including futures, forward and other similar transactions) in commodities.

The Fund’s recognition of any “Subpart F” income or NCTI from an investment in its Subsidiary will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund, including in redemption of the Subsidiary’s shares, will be tax free, to the extent of the Subsidiary’s previously undistributed “Subpart F” income or NCTI, and will correspondingly reduce the Fund’s tax basis in its Subsidiary, and any distributions in excess of the Fund’s tax basis in its Subsidiary will be treated as realized gain. Any losses with respect to the Fund’s shares of its Subsidiary will not be currently recognized. The Fund’s investment in its Subsidiary will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of its Subsidiary’s income. If a net loss is realized by the Subsidiary, such loss is generally not available to offset the income earned by the Fund. In addition, the net losses incurred during a taxable year by the Subsidiary cannot be carried forward by the Subsidiary to offset gains realized by it in subsequent taxable years. The Fund will not receive any credit in respect of any non-U.S. tax borne by its Subsidiary.

Foreign Taxes. Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If the Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consist of stock or securities in foreign corporations (generally including foreign government securities), then the Fund should be eligible to file an election with the IRS that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

Pursuant to this election, the Fund would treat the applicable foreign taxes as dividends paid to its shareholders. Each such shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If the Fund makes this election, the Fund will report annually the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not make this election, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. In certain instances, the Fund might not elect to apply otherwise allowable U.S. federal income tax deductions for those foreign taxes, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If the Fund does not elect to apply these deductions, taxable distributions you receive from the Fund may be larger than they would have been if the Fund had taken deductions for such taxes. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of shares could be reduced and/or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced by an amount equal to all or a portion of such refund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged arrangement (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund where, for example, (i) the Fund invests in REITs that hold residual interests in REMICs, (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing the Fund from holding investments in REITs that hold residual interests in REMICs, and the Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Certain tax-exempt educational institutions will be subject to an excise tax on net investment income at rates of 1.4%, 4% or 8% depending on their student-adjusted endowment. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

Foreign Shareholders. Distributions derived from taxable ordinary income and paid by the Fund to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or unless such income is effectively connected with a U.S. trade or business (and, where an applicable income tax treaty applies, is attributable to a permanent establishment in the United States). Any foreign shareholders in the Fund may be subject to U.S. withholding and estate taxes and such shareholders are urged to consult their own tax advisors concerning the applicability of such taxes and the proper withholding form(s) to be submitted to the Fund. A foreign shareholder who fails to provide an appropriate series of IRS Form W-8 may be subject to backup withholding (discussed below) at the appropriate rate.

Dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the Fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Short-term capital gain dividends received by a nonresident alien individual who is present in the United States for a period or periods aggregating 183 days or more during the taxable year are not exempt from the 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. federal income taxation unless the gain is effectively connected with the conduct of a U.S. trade or business, or in the case of a nonresident alien individual present in the U.S. for 183 days or more during the taxable year, certain additional requirements are satisfied. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), a U.S. withholding tax of 30% will apply to payments to certain foreign entities of U.S.-source interest and dividends unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The Fund will not pay additional amounts in respect to any amounts withheld. Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of the Fund’s shares.

A beneficial holder of shares of the Fund who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Please consult with your financial intermediary and tax advisor for more information about the importance of maintaining U.S. tax documentation that is in good order.

Backup Withholding. The Fund may be required to withhold at the 24% backup withholding rate (as “backup withholding”) on certain reportable payments to a shareholder if (1) the shareholder fails to furnish a taxpayer identification number in the required manner, (2) the Fund is notified that the taxpayer identification number furnished by the shareholder is incorrect or, with respect to reportable interest or dividend payments, (3) the Fund is notified that the shareholder is subject to backup withholding because of underreporting of interest or dividends, or (4) the shareholder fails to certify, when required, that the shareholder is not subject to backup withholding. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S. Please consult with your financial intermediary and tax advisor for more information about the importance of maintaining U.S. tax documentation that is in good order.

Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the holder’s circumstances. Any capital gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

If the Fund issues Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units. The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency for U.S. federal income tax purposes who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency to pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption. Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss might be deductible.

Certain Potential Tax Reporting Requirements. Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886 (note that other types of shareholders are subject to different thresholds). Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Tax Matters. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. For example, most states permit mutual funds, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in some direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities, so long as a fund meets all applicable state requirements. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if the Fund qualifies as a RIC for federal income tax purposes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended June 30, 2026, including the report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, are incorporated by reference into this SAI.

Appendix A

ATLAS CAPITAL TEAM, INC.

PROXY VOTING POLICY AND PROCEDURES

Proxy Voting Policy

Proxies will be considered assets of Atlas’s Clients that must be voted with diligence, care, and loyalty. Atlas will vote each proxy in accordance with its fiduciary duty to its Clients. Atlas will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, Atlas will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities.

Atlas’ proxy voting guidelines will be both principles-based and rules-based. Atlas expects to adhere to a core set of principles that are described in this Proxy Voting Policy and assesses each proxy proposal in light of these principles. Atlas’ proxy voting “litmus test” will always be what it views as most likely to maximize long-term shareholder value. Atlas believes that the authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, Atlas will support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Generally, Atlas expects to vote proposals in accordance with these guidelines but, consistent with its “principles-based” approach to proxy voting, Atlas may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, Atlas believes that deviating from its stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Atlas will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind Atlas’ fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in the Clients’ best interests.

The proxy voting guidelines will provide that Atlas will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the guidelines may provide that Atlas will generally vote in favor of proposals to:

●	Repeal existing classified boards and elect directors on an annual basis;

●	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

●	Lower supermajority shareholder vote requirements for charter and bylaw amendments;

●	Lower supermajority shareholder vote requirements for mergers and other business combinations;

●	Increase common share authorizations for a stock split;

●	Implement a reverse stock split;

●	Approve an ESOP (employee stock ownership plan) or other broad-based employee stock purchase or ownership plan, or increase authorized shares for existing plans; and

●	Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when appropriate.

The proxy voting guidelines will also provide that Atlas will generally vote against proposals to:

●	Elect director nominees that sit on more than six public company boards, or, if the nominee is a CEO, more than three public company boards;

●	Classify the board of directors;

●	Require that poison pill plans be submitted for shareholder ratification;

●	Adopt dual class exchange offers or dual class recapitalizations;

●	Require a supermajority shareholder vote to approve mergers and other significant business combinations;

●	Require a supermajority shareholder vote to approve charter and bylaw amendments; and

●	Adopt certain social and environmental proposals deemed unwarranted by Atlas’s board of directors.

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In certain circumstances, the guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in Atlas’s state of incorporation and an increase in authorized common stock.

Generally, Atlas will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock. For other proposals, Atlas shall determine whether a proposal is in the best interests of its Clients to maximize long-term shareholder value and may take into account the following factors, among others:

●	whether the proposal was recommended by management and the Adviser’s opinion of management;

●	whether the proposal acts to entrench existing management; and

●	whether the proposal fairly compensates management for past and future performance.

Atlas will vote proxies in the best interests of Clients, which may result in different voting results on proxies for the same issuer on behalf of different Clients. In exercising its discretion, Atlas may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and Atlas involved. As a result, Atlas may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of Atlas, the character and integrity of its management, the role of outside directors, and Atlas’s record of producing performance for investors justifies a high degree of confidence in Atlas and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead Atlas to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, Atlas also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different Clients with respect to the same proxy vote.

For Funds relying on the safe harbor exemption under Section 12(d)(1)(F) under the 1940 Act, all proxies solicited by an Underlying Fund shall be voted in the same proportion as the vote of all other shareholders of the Underlying Fund (i.e., “mirror” or “echo” voting) as required under Section 12(d)(1)(F) of the 1940 Act.

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PART C: OTHER INFORMATION

Item 28.		Exhibits
(a)	(1)	Certificate of Trust of The 2023 ETF Series Trust (the “Registrant” or the “Trust”), dated January 23, 2023, was previously filed with the Registrant’s initial registration statement on Form N-1A on June 9, 2023 and is hereby incorporated by reference.
	(2)	Declaration of Trust of the Registrant, dated as of January 23, 2023, was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A on August 21, 2023 and is hereby incorporated by reference.
	(3)	Amended and Restated Declaration of Trust of the Registrant, dated as of September 14, 2023, was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A on September 22, 2023 and is hereby incorporated by reference.
(b)	(1)	Registrant’s Bylaws, dated January 23, 2023, were previously filed with the Registrant’s initial registration statement on Form N-1A on June 9, 2023 and are hereby incorporated by reference.
	(2)	Registrant’s Amended and Restated Bylaws, dated August 15, 2023, were previously filed with Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A on August 21, 2023 and are hereby incorporated by reference.
(c)		Not applicable.
(d)	(1)	Investment Advisory Agreement, dated August 14, 2023, between the Trust and Eagle Capital Management LLC was previously filed with Post-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A on July 30, 2024 and is hereby incorporated by reference.
	(2)	Investment Advisory Agreement, dated August 4, 2023, between the Trust and Brandes Investment Partners, L.P. was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A on August 21, 2023 and is hereby incorporated by reference.
	(3)	Investment Advisory Agreement, dated October 29, 2024, between the Trust and Atlas Capital Team Inc. was previously filed with Post-Effective Amendment No. 6 to the Registrant’s registration statement on Form N-1A on November 4, 2024 and is hereby incorporated by reference.
	(4)	Investment Advisory Agreement, dated December 17, 2024, between the Trust and Pacific Capital Partners Limited was previously filed with Post-Effective Amendment No. 9 to the Registrant’s registration statement on Form N-1A on June 24, 2025 and is hereby incorporated by reference.
	(5)	Investment Advisory Agreement, dated September 16, 2025, between the Trust and Pictet Asset Management Ltd. was previously filed with Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A on October 27, 2025 and is hereby incorporated by reference.
	(6)	Investment Advisory Agreement, dated September 16, 2025, between the Trust and Pictet Asset Management SA (the “Pictet Asset Management SA Advisory Agreement”) was previously filed with Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A on October 27, 2025 and is hereby incorporated by reference.
	(7)	Schedule A, dated as of September 16, 2025, to the Pictet Asset Management SA Advisory Agreement was previously filed with Post-Effective Amendment No. 22 to the Registrant’s registration statement on Form N-1A on February 9, 2026, and is hereby incorporated by reference.
	(8)	Investment Advisory Agreement, dated December 10, 2025, between the Trust and Transamerica Asset Management, Inc. (the “Transamerica Advisory Agreement”) was previously filed with Post-Effective Amendment No. 19 to the Registrant’s registration statement on Form N-1A on December 10, 2025 and is hereby incorporated by reference.
	(9)	Revised Schedule A to the Transamerica Advisory Agreement, reflecting the addition of the Transamerica International Equity Active ETF, to be filed by amendment.
	(10)	Investment Advisory Agreement, dated December 19, 2025, between the Trust and TimesSquare Capital Management, LLC was previously filed with Post-Effective Amendment No. 20 to the Registrant’s registration statement on Form N-1A on December 23, 2025 and is hereby incorporated by reference.
	(11)	Investment Advisory Agreement, dated December 22, 2025, between the Trust and Harrison Street Private Wealth LLC was previously filed with Post-Effective Amendment No. 21 to the Registrant’s registration statement on Form N-1A on December 23, 2025 and is incorporated herein by reference.
	(12)	Investment Advisory Agreement, dated [ ], between the Trust and Causeway Capital Management LLC, to be filed by amendment.
	(13)	Investment Sub-Advisory Agreement, dated December 17, 2024, between Pacific Capital Partners Limited and North of South Capital LLP was previously filed with Post-Effective Amendment No. 9 to the Registrant’s registration statement on Form N-1A on June 24, 2025 and is incorporated herein by reference.
	(14)	Investment Sub-Advisory Agreement, dated September 16, 2025, between Pictet Asset Management Ltd. and Pictet Asset Management (USA) Corp. was previously filed with Post-Effective Amendment No. 13 to the Registrant’s registration statement on Form N-1A on September 17, 2025 and is incorporated herein by reference.

	(15)	Investment Sub-Advisory Agreement, dated September 16, 2025, between Pictet Asset Management Ltd. and Pictet Asset Management (Singapore) PTE Ltd. was previously filed with Post-Effective Amendment No. 13 to the Registrant’s registration statement on Form N-1A on September 17, 2025 and is incorporated herein by reference.
	(16)	Delegated Services Sub-Advisory Agreement, dated September 16, 2025, between Pictet Asset Management Ltd. and Tidal Investments LLC was previously filed with Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A on October 27, 2025 and is hereby incorporated by reference.
	(17)	Delegated Services Sub-Advisory Agreement, dated September 16, 2025, between Pictet Asset Management SA and Tidal Investments LLC (the “Pictet Asset Management SA Delegated Services Sub-Advisory Agreement”) was previously filed with Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A on October 27, 2025 and is hereby incorporated by reference.
	(18)	Schedule A, dated January 30, 2026, to the Pictet Asset Management SA Delegated Services Sub-Advisory Agreement was previously filed with Post-Effective Amendment No. 22 to the Registrant’s registration statement on Form N-1A on February 9, 2026, and is hereby incorporated by reference.
	(19)	Investment Sub-Advisory Agreement, dated December 10, 2025, between Transamerica Asset Management, Inc. and Aegon USA Investment Management, LLC was previously filed with Post-Effective Amendment No. 19 to the Registrant’s registration statement on Form N-1A on December 10, 2025 and is hereby incorporated by reference.
	(20)	Investment Sub-Advisory Agreement, dated December 10, 2025, between Transamerica Asset Management, Inc. and Great Lakes Advisors, LLC (the “Great Lakes Sub-Advisory Agreement”) was previously filed with Post-Effective Amendment No. 19 to the Registrant’s registration statement on Form N-1A on December 10, 2025 and is hereby incorporated by reference.
	(21)	Revised Schedule A to the Great Lakes Sub-Advisory Agreement, reflecting the addition of the Transamerica International Equity Active ETF, to be filed by amendment.
	(22)	Investment Sub-Advisory Agreement, dated December 10, 2025, between Transamerica Asset Management, Inc. and Tidal Investments LLC (the “Tidal Sub-Advisory Agreement”) was previously filed with Post-Effective Amendment No. 19 to the Registrant’s registration statement on Form N-1A on December 10, 2025 and is hereby incorporated by reference.
	(23)	Revised Schedule A to the Tidal Sub-Advisory Agreement, reflecting the addition of the Transamerica International Equity Active ETF, to be filed by amendment.
	(24)	Investment Sub-Advisory Agreement, dated December 19, 2025, between TimesSquare Capital Management, LLC and Tidal Investments LLC was previously filed with Post-Effective Amendment No. 20 to the Registrant’s registration statement on Form N-1A on December 23, 2025 and is hereby incorporated by reference.
	(25)	Investment Sub-Advisory Agreement, dated December 22, 2025, between Harrison Street Private Wealth LLC and Tidal Investments LLC was previously filed with Post-Effective Amendment No. 21 to the Registrant’s registration statement on Form N-1A on December 23, 2025 and is incorporated herein by reference.
	(26)	Delegated Services Sub-Advisory Agreement, dated December 26, 2025, between Pacific Capital Partners Limited and Tidal Investments LLC was previously filed with Post-Effective Amendment No. 23 to the Registrant’s registration statement on Form N-1A on April 27, 2026 and is incorporated herein by reference.
	(27)	Investment Sub-Advisory Agreement, dated [ ], between Causeway Capital Management LLC and Tidal Investments LLC, to be filed by amendment.
(e)	(1)	ETF Distribution Agreement, dated August 1, 2023, between the Trust and Foreside Fund Services, LLC (the “Distribution Agreement”) was previously filed with Post-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A on July 30, 2024 and is incorporated herein by reference.
	(2)	First Amendment, effective as of October 11, 2024, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 6 to the Registrant’s registration statement on Form N-1A on November 4, 2024 and is incorporated herein by reference.
	(3)	Second Amendment, effective as of June 27, 2025, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 13 to the Registrant’s registration statement on Form N-1A on September 17, 2025 and is incorporated herein by reference.
	(4)	Third Amendment, effective as of November 25, 2025, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 19 to the Registrant’s registration statement on Form N-1A on December 10, 2025 and is hereby incorporated by reference.
	(5)	Fourth Amendment, effective as of December 18, 2025, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 21 to the Registrant’s registration statement on Form N-1A on December 23, 2025 and is incorporated herein by reference.
	(6)	Fifth Amendment, effective as of [ ], to the Distribution Agreement, relating to the Causeway Emerging Markets Equity ETF and Causeway International Equity ETF, to be filed by amendment.
	(7)	Sixth Amendment effective as of [ ], to the Distribution Agreement, relating to the Transamerica International Equity Active ETF, to be filed by amendment.
	(8)	Form of Authorized Participant Agreement between the Trust and Foreside Fund Services, LLC was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A on August 21, 2023 and is incorporated herein by reference.

(f)		Not applicable.
(g)	(1)	Custody Agreement, dated July 27, 2023, between the Trust and The Bank of New York Mellon (the “BNY Custody Agreement”) was previously filed with Post-Effective Amendment No. 4 to the Registrant’s registration statement on Form N-1A on October 25, 2024 and is incorporated herein by reference.
	(2)	Amendment, dated October 1, 2024, to the BNY Custody Agreement was previously filed with Post-Effective Amendment No. 6 to the Registrant’s registration statement on Form N-1A on November 4, 2024 and is incorporated herein by reference.
	(3)	Second Amendment, dated December 2, 2025, to the BNY Custody Agreement was previously filed with Post-Effective Amendment No. 19 to the Registrant’s registration statement on Form N-1A on December 10, 2025 and is hereby incorporated by reference.
	(4)	Third Amendment to the BNY Custody Agreement, relating to the TimesSquare Quality Small-Mid Cap Growth ETF and TimesSquare Quality International Small Cap Growth ETF, to be filed by amendment.
	(5)	Fourth Amendment to the BNY Custody Agreement, relating to the Transamerica International Equity Active ETF, to be filed by amendment.
	(6)	Global Custodial Services Agreement, dated October 9, 2024, between the Trust and Citibank, N.A. was previously filed with Post-Effective Amendment No. 8 to the Registrant’s registration statement on Form N-1A on November 8, 2024 and is incorporated herein by reference.
	(7)	Custodian Agreement, dated July 23, 2025, between the Trust and Brown Brothers Harriman & Co. (“BBH”) (the “BBH Custody Agreement”) was previously filed with Post-Effective Amendment No. 13 to the Registrant’s registration statement on Form N-1A on September 17, 2025 and is incorporated herein by reference.
	(8)	Amendment, dated January 27, 2026, to the BBH Custody Agreement was previously filed with Post-Effective Amendment No. 22 to the Registrant’s registration statement on Form N-1A on February 9, 2026, and is hereby incorporated by reference.
	(9)	Second Amendment to the BBH Custody Agreement, relating to the Causeway Emerging Markets Equity ETF and Causeway International Equity ETF, to be filed by amendment.
	(10)	Foreign Custody Manager Agreement, dated July 28, 2023, between the Trust and The Bank of New York Mellon (the “Foreign Custody Manager Agreement”) was previously filed with Post-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A on July 30, 2024 and is incorporated herein by reference.
	(11)	Amendment No. 2, dated December 2, 2025, to the Foreign Custody Manager Agreement was previously filed with Post-Effective Amendment No. 19 to the Registrant’s registration statement on Form N-1A on December 10, 2025 and is hereby incorporated by reference.
	(12)	Amendment No. 3 to the Foreign Custody Manager Agreement, relating to the TimesSquare Quality Small-Mid Cap Growth ETF and TimesSquare Quality International Small Cap Growth ETF, to be filed by amendment.
	(13)	Amendment No. 4 to the Foreign Custody Manager Agreement, relating to the Transamerica International Equity Active ETF, to be filed by amendment.
(h)	(1)	Fund Administration and Accounting Agreement, dated July 27, 2023, between the Trust and The Bank of New York Mellon (the “BNY Fund Administration and Accounting Agreement”) was previously filed with Post-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A on July 30, 2024 and is incorporated herein by reference.
	(2)	Amendment, dated October 1, 2024, to the BNY Fund Administration and Accounting Agreement was previously filed with Post-Effective Amendment No. 6 to the Registrant’s registration statement on Form N-1A on November 4, 2024 and is incorporated herein by reference.
	(3)	Second Amendment, dated December 2, 2025, to the BNY Fund Administration and Accounting Agreement was previously filed with Post-Effective Amendment No. 19 to the Registrant’s registration statement on Form N-1A on December 10, 2025 and is hereby incorporated by reference.
	(4)	Third Amendment to the BNY Fund Administration and Accounting Agreement, relating to the TimesSquare Quality Small-Mid Cap Growth ETF and TimesSquare Quality International Small Cap Growth ETF, to be filed by amendment.
	(5)	Fourth Amendment to the BNY Fund Administration and Accounting Agreement, relating to the Transamerica International Equity Active ETF, to be filed by amendment.
	(6)	Administrative Agency Agreement, dated July 23, 2025, between the Trust and Brown Brothers Harriman & Co. (the “BBH Administrative Agency Agreement”) was previously filed with Post-Effective Amendment No. 13 to the Registrant’s registration statement on Form N-1A on September 17, 2025 and is incorporated herein by reference.
	(7)	Amendment, dated January 27, 2026, to the BBH Administrative Agency Agreement was previously filed with Post-Effective Amendment No. 22 to the Registrant’s registration statement on Form N-1A on February 9, 2026, and is hereby incorporated by reference.
	(8)	Principal Trust Administrator Services Agreement, dated July 21, 2025, between the Trust and Tidal ETF Services LLC was previously filed with Post-Effective Amendment No. 13 to the Registrant’s registration statement on Form N-1A on September 17, 2025 and is incorporated herein by reference.

	(9)	Transfer Agency and Service Agreement, dated July 27, 2023, between the Trust and The Bank of New York Mellon (the “BNY Transfer Agency and Service Agreement”) was previously filed with Post-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A on July 30, 2024 and is incorporated herein by reference.
	(10)	Amendment, dated October 1, 2024, to the BNY Transfer Agency and Service Agreement was previously filed with Post-Effective Amendment No. 6 to the Registrant’s registration statement on Form N-1A on November 4, 2024 and is incorporated herein by reference.
	(11)	Second Amendment, dated December 2, 2025, to the BNY Transfer Agency and Service Agreement was previously filed with Post-Effective Amendment No. 19 to the Registrant’s registration statement on Form N-1A on December 10, 2025, and is hereby incorporated by reference.
	(12)	Third Amendment to the BNY Transfer Agency and Service Agreement, relating to the TimesSquare Quality Small-Mid Cap Growth ETF and TimesSquare Quality International Small Cap Growth ETF, to be filed by amendment.
	(13)	Fourth Amendment to the BNY Transfer Agency and Service Agreement, relating to the Transamerica International Equity Active ETF, to be filed by amendment.
	(14)	Services Agreement, dated November 5, 2024, between the Trust, Citi Fund Services Ohio, Inc. and Citibank, N.A. was previously filed with Post-Effective Amendment No. 8 to the Registrant’s registration statement on Form N-1A on November 8, 2024 and is incorporated herein by reference.
	(15)	Expense Limitation Agreement, dated December 10, 2025, between the Trust and Transamerica Asset Management, Inc. was previously filed with Post-Effective Amendment No. 19 to the Registrant’s registration statement on Form N-1A on December 10, 2025 and is hereby incorporated by reference.
	(16)	Advisory Agreement between the Atlas America CFC and Atlas Capital Team Inc. to be filed by amendment.
	(17)	Expense Limitation Agreement, effective as of December 24, 2025, between the Trust and Harrison Street Private Wealth LLC was previously filed with Post-Effective Amendment No. 21 to the Registrant’s registration statement on Form N-1A on December 23, 2025 and is hereby incorporated by reference.
	(18)	Fee Waiver Agreement, dated March 10, 2026, between the Trust and Eagle Capital Management, LLC (the “Eagle Capital Fee Waiver Agreement”) was previously filed with Post-Effective Amendment No. 23 to the Registrant’s registration statement on Form N-1A on April 27, 2026 and is incorporated herein by reference.
	(19)	First Amendment to the Eagle Capital Fee Waiver Agreement was previously filed with Post-Effective Amendment No. 26 to the Registrant’s registration statement on Form N-1A on October 28, 2026 and is incorporated herein by reference.
(i)	(1)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, relating to the Eagle Capital Select Equity ETF, Brandes U.S. Small-Mid Cap Value ETF, Brandes U.S. Value ETF, and Brandes International ETF, was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A on August 21, 2023 and is incorporated herein by reference.
	(2)	Consent to Use of Name of Morgan, Lewis & Bockius LLP was previously filed with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A on September 22, 2023 and is incorporated herein by reference.
	(3)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the Atlas America Fund, was previously filed with Post-Effective Amendment No. 6 to the Registrant’s registration statement on Form N-1A on November 4, 2024 and is incorporated herein by reference.
	(4)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the Pacific NoS Global EM Equity Active ETF, was previously filed with Post-Effective Amendment No. 8 to the Registrant’s registration statement on Form N-1A on November 8, 2024 and is incorporated herein by reference.
	(5)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the Pictet AI & Automation ETF, Pictet Cleaner Planet ETF, Pictet AI-Enhanced International Equity ETF, Pictet Emerging Markets Rising Economies ETF, and Pictet Emerging Markets Debt ETF, was previously filed with Post-Effective Amendment No. 13 to the Registrant’s registration statement on Form N-1A on September 17, 2025 and is incorporated herein by reference.
	(6)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the Transamerica Bond Active ETF and Transamerica Large Value Active ETF, was previously filed with Post-Effective Amendment No. 19 to the Registrant’s registration statement on Form N-1A on December 10, 2025 and is hereby incorporated by reference.
	(7)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the TimesSquare Quality Mid Cap Growth ETF, TimesSquare Quality Small-Mid Cap Growth ETF, and TimesSquare Quality International Small Cap Growth ETF, was previously filed with Post-Effective Amendment No. 20 to the Registrant’s registration statement on Form N-1A on December 23, 2025 and is hereby incorporated by reference.
	(8)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the Harrison Street Infrastructure Active ETF, was previously filed with Post-Effective Amendment No. 21 to the Registrant’s registration statement on Form N-1A on December 23, 2025 and is incorporated herein by reference.
	(9)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the Pictet AI Enhanced US Equity ETF, was previously filed with Post-Effective Amendment No. 22 to the Registrant’s registration statement on Form N-1A on February 9, 2026, and is hereby incorporated by reference.
	(10)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the Causeway Emerging Markets Equity ETF and Causeway International Equity ETF, to be filed by amendment.

	(11)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the Transamerica International Equity Active ETF, to be filed by amendment.
(j)		Consent of independent registered public accounting firm, Cohen & Company, Ltd., is filed herewith.
(k)		Not applicable.
(l)		Subscription Agreement, dated August 1, 2023, between the Trust and RHBP Family, LLC was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A on August 21, 2023 and is incorporated herein by reference.
(m)	(1)	Plan of Distribution Pursuant to Rule 12b-1, as revised February 12, 2026, and current Schedule A thereto, was previously filed with Post-Effective Amendment No. 25 to the Registrant’s registration statement on Form N-1A on September 21, 2026 and is hereby incorporated by reference.
	(2)	Plan of Distribution Pursuant to Rule 12b-1, relating to the Transamerica International Equity Active ETF and Causeway Emerging Markets Equity ETF, to be filed by amendment.
(n)		Not applicable.
(o)		Reserved.
(p)	(1)	Code of Ethics for the Trust was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A on August 21, 2023 and is incorporated herein by reference.
	(2)	Code of Ethics for Eagle Capital Management LLC was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A on August 21, 2023 and is incorporated herein by reference.
	(3)	Code of Ethics for Brandes Investment Partners, L.P. was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form N-1A on August 21, 2023 and is incorporated herein by reference.
	(4)	Code of Ethics for Atlas Capital Team Inc. was previously filed with Post-Effective Amendment No. 6 to the Registrant’s registration statement on Form N-1A on November 4, 2024 and is incorporated herein by reference.
	(5)	Code of Ethics for Pacific Capital Partners Limited was previously filed with Post-Effective Amendment No. 8 to the Registrant’s registration statement on Form N-1A on November 8, 2024 and is incorporated herein by reference.
	(6)	Code of Ethics for North of South Capital LLP was previously filed with Post-Effective Amendment No. 8 to the Registrant’s registration statement on Form N-1A on November 8, 2024 and is incorporated herein by reference.
	(7)	Code of Ethics for Pictet Asset Management was previously filed with Post-Effective Amendment No. 13 to the Registrant’s registration statement on Form N-1A on September 17, 2025 and is incorporated herein by reference.
	(8)	Code of Ethics for Tidal Investments LLC was previously filed with Post-Effective Amendment No. 13 to the Registrant’s registration statement on Form N-1A on September 17, 2025 and is incorporated herein by reference.
	(9)	Code of Ethics for Aegon USA Investment Management, LLC was previously filed with Post-Effective Amendment No. 19 to the Registrant’s registration statement on Form N-1A on December 10, 2025 and is hereby incorporated by reference.
	(10)	Code of Ethics for Great Lakes Advisors, LLC was previously filed with Post-Effective Amendment No. 19 to the Registrant’s registration statement on Form N-1A on December 10, 2025 and is hereby incorporated by reference.
	(11)	Code of Ethics for Transamerica Asset Management, Inc. was previously filed with Post-Effective Amendment No. 19 to the Registrant’s registration statement on Form N-1A on December 10, 2025 and is hereby incorporated by reference.
	(12)	Code of Ethics for TimesSquare Capital Management, LLC was previously filed with Post-Effective Amendment No. 20 to the Registrant’s registration statement on Form N-1A on December 23, 2025 and is hereby incorporated by reference.
	(13)	Code of Ethics for Harrison Street Private Wealth LLC was previously filed with Post-Effective Amendment No. 21 to the Registrant’s registration statement on Form N-1A on December 23, 2025 and is incorporated herein by reference.
	(14)	Code of Ethics for Causeway Capital Management LLC, to be filed by amendment.
(q)	(1)	Powers of Attorney for Messrs. Howard and Lydon and Mses. Binstock and Needham were previously filed with Post-Effective Amendment No. 13 to the Registrant’s registration statement on Form N-1A on September 17, 2025 and are incorporated herein by reference.
	(2)	Power of Attorney, dated April 22, 2026, for Mr. Sachs, was previously filed with Post-Effective Amendment No. 23 to the Registrant’s registration statement on Form N-1A on April 27, 2026 and is incorporated herein by reference.

Item 29.	Persons Controlled by or under Common Control with the Fund

As of the date of this registration statement, the Atlas America Fund (the “Parent Fund”) owned 100% of its subsidiary, an exempted company organized under Cayman Islands law (the “Subsidiary”). The Subsidiary’s financial information is reported on a consolidated basis with that of the Parent Fund.

Item 30.	Indemnification

Article IX of the Registrant’s Amended and Restated Declaration of Trust states:

Section 9.2. Limitation of Liability of Trustees and Others. (a) Extent of Duties. No Trustee, officer, or employee of the Trust shall owe any duty, or have any related liability, to any Person whatsoever (including without limitation any Shareholder) other than to the Trust or any Series, and this Declaration of Trust eliminates any such duty arising at law (common or statutory) or in equity and any related liability, to the extent that such duty or liability may be so eliminated.

(b) No Liability to Third Parties. No person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or any Series, in connection with the affairs of the Trust; and all Persons shall look solely to the Trust Property or Property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

All Persons extending credit to, contracting with or having any claim against the Trust or a Series shall look only to the assets of the Trust Property or the Trust Property of such Series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

(c) Limitation of Liability to Trust and Series. No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Series for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

(d) No Liability for Acts of Others. Without limiting the foregoing limitations of liability contained in this Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other Connections of the Investment Advisers

Each of the investment advisers and sub-advisers listed below is duly registered under the Investment Advisers Act of 1940, unless otherwise noted, and serves in the capacity indicated with respect to the applicable Funds. Information concerning the business, profession, vocation or employment of a substantial nature of each firm and its officers is set forth in the applicable Statement of Additional Information and/or in the firm’s Form ADV filed with the Securities and Exchange Commission.

Adviser / Sub-Adviser	Location	Role	Funds Advised / Sub-Advised	Form ADV File No.
Atlas Capital Team Inc.	6 East 1st Street Suite 5A New York, NY 10003	Investment Adviser	Atlas America Fund	801-130378
Brandes Investment Partners, L.P.	4275 Executive Square 5th Floor La Jolla, CA 92037	Investment Adviser	Brandes U.S. Small-Mid Cap Value ETF Brandes International ETF Brandes U.S. Value ETF	801-24896

Adviser / Sub-Adviser	Location	Role	Funds Advised / Sub-Advised	Form ADV File No.
Eagle Capital Management LLC	65 East 55th Street 26th Floor New York, NY 10022	Investment Adviser	Eagle Capital Select Equity ETF	801-48883
North of South Capital LLP	16 Kinnerton Place South, London SW1X 8EH, UK	Sub-Adviser	Pacific NoS Global EM Equity Active ETF	801-116992
Pacific Capital Partners Ltd.	74 Wigmore Street, London W1U 2SQ, UK	Investment Adviser	Pacific NoS Global EM Equity Active ETF	801-121528
Pictet Asset Management SA	60 Route Des Acacias, Geneva, Switzerland	Investment Adviser	Pictet Cleaner Planet ETF Pictet AI Enhanced International Equity ETF Pictet AI & Automation ETF Pictet AI Enhanced US Equity ETF	801-66760
Pictet Asset Management Ltd.	Moor House, 120 London Wall, London, UK	Investment Adviser	Pictet Emerging Markets Rising Economies ETF Pictet Emerging Markets Debt ETF	801-15143
Pictet Asset Management (USA) Corp.	712 5th Avenue 25th Floor, New York, NY10019	Sub-Adviser	Pictet Emerging Markets Debt ETF	801-120136
Pictet Asset Management (Singapore) PTE Ltd.	10 Marina Blvd #22-01, Tower 2, Marina Bay Financial Centre, Singapore 018983	Sub-Adviser	Pictet Emerging Markets Debt ETF	801-77703
Tidal Investments LLC	234 West Florida Street Suite 700 Milwaukee, WI 53204	Sub-Adviser

Harrison Street Infrastructure Active ETF

Pictet AI & Automation ETF

Pictet Cleaner Planet ETF

Pictet AI Enhanced International Equity ETF

Pictet Emerging Markets Rising Economies ETF

Pictet Emerging Markets Debt ETF

Pictet AI Enhanced US Equity ETF

Transamerica Bond Active ETF

Transamerica Large Value Active ETF

Transamerica International Equity Active ETF

801-76857
Transamerica Asset Management, Inc.	1801 California Street Suite 5200 Denver, CO 80202	Investment Adviser	Transamerica Bond Active ETF Transamerica Large Value Active ETF Transamerica International Equity Active ETF	801-53319
Aegon USA Investment Management, LLC	6300 C Street, SW Cedar Rapids, Iowa 52499	Sub-Adviser	Transamerica Bond Active ETF	801-60667
Great Lakes Advisors, LLC	231 South LaSalle Street 4th Floor Chicago, Illinois 60604	Sub-Adviser	Transamerica Large Value Active ETF Transamerica International Equity Active ETF	801-16937
TimesSquare Capital Management, LLC	75 Rockefeller Plaza 30th Floor New York, New York 10019	Investment Adviser	TimesSquare Quality Mid Cap Growth ETF TimesSquare Quality Small-Mid Cap Growth ETF TimesSquare Quality International Small Cap Growth ETF	801-63492

Adviser / Sub-Adviser	Location	Role	Funds Advised / Sub-Advised	Form ADV File No.
Harrison Street Private Wealth LLC	5050 S. Syracuse Street Suite 1100 Denver, Colorado 80237	Investment Adviser	Harrison Street Infrastructure Active ETF	801-72298
Causeway Capital Management LLC	11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025	Sub-Adviser	Causeway Emerging Markets Equity ETF Causeway International Equity ETF	801-60343

Item 32.	Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.

2.	ABS Long/Short Strategies Fund

3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers

4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers

5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers

6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers

7.	AdvisorShares Trust

8.	AFA Private Credit Fund

9.	AGF Investments Trust

10.	AIM ETF Products Trust

11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust

12.	AlphaCentric Prime Meridian Income Fund

13.	Alternative Strategies Income Fund

14.	American Century ETF Trust

15.	AMG ETF Trust

16.	Amplify ETF Trust

17.	Applied Finance Dividend Fund, Series of World Funds Trust

18.	Applied Finance Explorer Fund, Series of World Funds Trust

19.	Applied Finance Select Fund, Series of World Funds Trust

20.	Ardian Access LLC

21.	ARK ETF Trust

22.	ARK Venture Fund

23.	Bitwise Funds Trust

24.	BondBloxx ETF Trust

25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust

26.	Bridgeway Funds, Inc.

27.	Brinker Capital Destinations Trust

28.	Brookfield Real Assets Income Fund Inc.

29.	Build Funds Trust

30.	Calamos Convertible and High Income Fund

31.	Calamos Convertible Opportunities and Income Fund

32.	Calamos Dynamic Convertible and Income Fund

33.	Calamos Global Dynamic Income Fund

34.	Calamos Global Total Return Fund

35.	Calamos Strategic Total Return Fund

36.	Carlyle Tactical Private Credit Fund

37.	Cascade Private Capital Fund

38.	Catalyst/Perini Strategic Income Fund

39.	CBRE Global Real Estate Income Fund

40.	Cliffwater Corporate Lending Fund

41.	Cliffwater Enhanced Lending Fund

42.	Coatue Innovative Strategies Fund

43.	Cohen & Steers ETF Trust

44.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers

45.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust

46.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust

47.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust

48.	Davis Fundamental ETF Trust

49.	Defiance Autism Impact ETF, Series of ETF Series Solutions

50.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions

51.	Defiance Connective Technologies ETF, Series of ETF Series Solutions

52.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions

53.	Defiance Quantum ETF, Series of ETF Series Solutions

54.	Defiance Retail Kings ETF, Series of ETF Series Solutions

55.	Defiance US 100 Tech AI Moat ETF, Series of ETF Series Solutions

56.	Defiance US 100 Tech Ex Software ETF, Series of ETF Series Solutions

57.	Denali Structured Return Strategy Fund

58.	Dodge & Cox Funds

59.	DoubleLine ETF Trust

60.	DoubleLine Income Solutions Fund

61.	DoubleLine Opportunistic Credit Fund

62.	DoubleLine Yield Opportunities Fund

63.	DriveWealth ETF Trust

64.	EIP Investment Trust

65.	Ellington Income Opportunities Fund

66.	ETF Opportunities Trust

67.	Exchange Listed Funds Trust

68.	Exchange Place Advisors Trust

69.	FIS Trust

70.	FlexShares Trust

71.	Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust

72.	Forum Funds

73.	Forum Funds II

74.	Forum Real Estate Income Fund

75.	GMO ETF Trust

76.	GoldenTree Opportunistic Credit Fund

77.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust

78.	Grayscale Funds Trust

79.	Guinness Atkinson Funds

80.	Harbor ETF Trust

81.	Harris Oakmark ETF Trust

82.	Hawaiian Tax-Free Trust

83.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust

84.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust

85.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust

86.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust

87.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust

88.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust

89.	Horizon Kinetics Texas ETF, Series of Listed Funds Trust

90.	Innovator ETFs Trust

91.	Ironwood Institutional Multi-Strategy Fund LLC

92.	Ironwood Multi-Strategy Fund LLC

93.	Jensen Quality Growth ETF, Series of Trust for Professional Managers

94.	John Hancock Exchange-Traded Fund Trust

95.	Kurv ETF Trust

96.	Lazard Active ETF Trust

97.	LDR High Income Realty Fund, Series of World Funds Trust

98.	Lone Peak Value Fund, Series of World Funds Trust

99.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers

100.	Mairs & Power Fund, Series of Trust for Professional Managers

101.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

102.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers

103.	Manor Investment Funds

104.	Milliman Funds Trust

105.	MoA Funds Corporation

106.	Moerus Worldwide Fund, Series of Northern Lights Fund Trust IV

107.	Morgan Stanley ETF Trust

108.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds

109.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds

110.	Morningstar Funds Trust

111.	NEOS ETF Trust

112.	Niagara Income Opportunities Fund

113.	NXG Cushing® Midstream Energy Fund

114.	NXG NextGen Infrastructure Income Fund

115.	OTG Latin American Fund, Series of World Funds Trust

116.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust

117.	Overlay Shares Enhanced Equity Fund, Series of Listed Funds Trust

118.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

119.	Overlay Shares Hedged Equity Fund, Series of Listed Funds Trust

120.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust

121.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust

122.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust

123.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust

124.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

125.	Palmer Square Funds Trust

126.	Palmer Square Opportunistic Income Fund

127.	Partners Group Private Income Opportunities, LLC

128.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust

129.	Plan Investment Fund, Inc.

130.	Point Bridge America First ETF, Series of ETF Series Solutions

131.	Precidian ETFs Trust

132.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust

133.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust

134.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust

135.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust

136.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust

137.	Renaissance Capital Greenwich Funds

138.	REX ETF Trust

139.	Reynolds Funds, Inc.

140.	RMB Investors Trust

141.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

142.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

143.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust

144.	Roundhill Cannabis ETF, Series of Listed Funds Trust

145.	Roundhill ETF Trust

146.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust

147.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust

148.	Roundhill Video Games ETF, Series of Listed Funds Trust

149.	Rule One Fund, Series of World Funds Trust

150.	Russell Investments Exchange Traded Funds

151.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust

152.	Six Circles Trust

153.	Sound Shore Fund, Inc.

154.	SP Funds Trust

155.	Sparrow Funds

156.	Spear Alpha ETF, Series of Listed Funds Trust

157.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust

158.	STF Tactical Growth ETF, Series of Listed Funds Trust

159.	Strategic Trust

160.	Strategy Shares

161.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust

162.	Tekla World Healthcare Fund

163.	Tema ETF Trust

164.	The 2023 ETF Series Trust

165.	The Community Development Fund

166.	The Cook & Bynum Fund, Series of World Funds Trust

167.	The Private Shares Fund

168.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust

169.	Third Avenue Trust

170.	Third Avenue Variable Series Trust

171.	Tidal Trust I

172.	Tidal Trust II

173.	Tidal Trust III

174.	Tidal Trust IV

175.	TIFF Investment Program

176.	Timothy Plan Free Cash Flow ETF, Series of The Timothy Plan

177.	Timothy Plan Free Cash Flow Growth ETF, Series of The Timothy Plan

178.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

179.	Timothy Plan Fixed Income ETF, Series of The Timothy Plan

180.	Timothy Plan International ETF, Series of The Timothy Plan

181.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan

182.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan

183.	Total Fund Solution

184.	Touchstone ETF Trust

185.	Trailmark Series Trust

186.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust

187.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust

188.	T-Rex 2x Long Ether Daily Target ETF

189.	U.S. Global Investors Funds

190.	Union Street Partners Value Fund, Series of World Funds Trust

191.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust

192.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust

193.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust

194.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust

195.	Virtus Stone Harbor Emerging Markets Income Fund

196.	Volatility Shares Trust

197.	WEBs ETF Trust

198.	Wedbush Series Trust

199.	Wellington Global Multi-Strategy Fund

200.	Wilshire Mutual Funds, Inc.

201.	Wilshire Variable Insurance Trust

202.	WisdomTree Trust

●	As of July 13, 2026

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101 190 Middle Street, Suite 301, Portland, ME 04101	Vice President Vice President	None None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101 190 Middle Street, Suite 301, Portland, ME 04101	Secretary Treasurer	None None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

Atlas Capital Team Inc.
6 East 1st Street, Suite 5A
New York, New York 10003

Brandes Investment Partners, L.P.
4275 Executive Square, 5th Floor
La Jolla, California 92037

Eagle Capital Management LLC
65 East 55th Street, 26th Floor
New York, New York 10022

North of South Capital LLP
16 Kinnerton Place South
London SW1X 8EH
United Kingdom

Pacific Capital Partners Limited
74 Wigmore Street
London, W1U 2SQ
United Kingdom

Pictet Asset Management SA
60 Route des Acacias
Geneva, Switzerland

Pictet Asset Management Ltd.
Moor House, 120 London Wall
London, United KingdomEC2Y 5ET

Pictet Asset Management (USA) Corp.
712 5th Avenue, 25th Floor
New York, New York 10019

Pictet Asset Management (Singapore) PTE Ltd.
10 Marina Boulevard #22-01 Tower 2, Marina Bay Financial Centre
Singapore 018983

The Bank of New York Mellon
240 Greenwich Street
New York, New York 10286

Citibank, N.A.
388 Greenwich Street
New York, NY 10013

Foreside Fund Services, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

Tidal Investments LLC
234 West Florida Street, Suite 700
Milwaukee, Wisconsin 53204

Tidal ETF Services LLC
234 West Florida Street, Suite 700
Milwaukee, Wisconsin 53204

Transamerica Asset Management, Inc.
1801 California Street
Denver, Colorado 80202

Aegon USA Investment Management, LLC
6300 C Street, SW
Cedar Rapids, Iowa 52499

Great Lakes Advisors, LLC
231 South LaSalle Street, 4th Floor
Chicago, Illinois 60604

TimesSquare Capital Management, LLC
75 Rockefeller Plaza, 30th Floor
New York, New York, 10019

Harrison Street Private Wealth LLC
5050 S. Syracuse Street, Suite 1100,
Denver Colorado 80237

Causeway Capital Management LLC

11111 Santa Monica Blvd., 15th Floor

Los Angeles, CA 90025

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on October 28, 2026.

The 2023 ETF Series Trust

By:	/s/ Eric Falkeis
Eric Falkeis President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert Howard*	Chair and Member of the Board of Trustees	October 28, 2026
Robert Howard

/s/ Joan Binstock*	Member of the Board of Trustees	October 28, 2026
Joan Binstock

/s/ Thomas F. Lydon, Jr.*	Member of the Board of Trustees	October 28, 2026
Thomas F. Lydon, Jr.

/s/ Ellen Needham*	Member of the Board of Trustees	October 28, 2026
Ellen Needham

/s/ Steve Sachs*	Member of the Board of Trustees	October 28, 2026
Steve Sachs

/s/ Eric Falkeis	President (Principal Executive Officer)	October 28, 2026
Eric Falkeis

/s/ Aaron Perkovich	Treasurer (Principal Financial and Accounting Officer)	October 28, 2026
Aaron Perkovich

/s/ Eric Falkeis

*	Eric Falkeis, Attorney-in-Fact, pursuant to the powers of attorney incorporated herein by reference to Exhibit (q)(1) and Exhibit (q)(2).

Exhibit Index

Exhibit Number	Exhibit
EX-99.J	Consent of independent registered public accounting firm, Cohen & Company, Ltd.
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase